Execution Version AMENDED AND RESTATED CREDIT AGREEMENT Dated as of May 14, 2021 among COLUMBUS MCKINNON CORPORATION, COLUMBUS MCKINNON EMEA GMBH and CERTAIN SUBSIDIARIES, as Borrowers, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and The Lenders Party Hereto, JPMORGAN CHASE BANK, N.A., PNC CAPITAL MARKETS LLC, and WELLS FARGO SECURITIES, LLC as Joint Lead Arrangers and Joint Bookrunners, and PNC CAPITAL MARKETS LLC, and WELLS FARGO SECURITIES, LLC as Co-Syndication Agents

TABLE OF CONTENTS

| | | Page |
|---|---|---|
| ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS | | 1 |
| 1.01. | Defined Terms | 1 |
| 1.02. | Other Interpretive Provisions | 49 |
| 1.03. | Accounting Terms | 50 |
| 1.04. | Rounding | 50 |
| 1.05. | Exchange Rates; Currency Equivalents | 51 |
| 1.06. | Additional Alternative Currencies | 52 |
| 1.07. | Change of Currency | 53 |
| 1.08. | Times of Day | 53 |
| 1.09. | Letter of Credit or Bankers' Acceptance Amounts | 53 |
| 1.10. | Interest Rates; LIBOR Notification | 53 |
| 1.11. | Divisions | 54 |
| 1.12. | Classification of Loans and Borrowings | 54 |
| 1.13. | Amendment and Restatement | 54 |
| ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS | | 55 |
| 2.01. | Term Loans | 55 |
| 2.02. | Procedure for Term Loan Borrowing | 55 |
| 2.03. | Repayment of Term Loans | 55 |
| 2.04. | Revolving Commitments | 56 |
| 2.05. | Procedure for Revolving Loan Borrowing | 56 |
| 2.06. | Swingline Commitment | 57 |
| 2.07. | Procedure for Swingline Borrowing; Refunding of Swingline Loans | 57 |
| 2.08. | Commitment Fees, etc. | 58 |
| 2.09. | Termination or Reduction of Revolving Commitments | 59 |
| 2.10. | Optional Prepayments | 59 |
| 2.11. | Mandatory Prepayments and Commitment Reductions | 59 |
| 2.12. | Continuation Options | 60 |
| 2.13. | Limitations on Eurocurrency Tranches | 61 |
| 2.14. | Interest Rates and Payment Dates | 61 |
| 2.15. | Computation of Interest and Fees | 61 |
| 2.16. | Inability to Determine Interest Rate; Alternate Rate of Interest | 62 |
| 2.17. | Pro Rata Treatment and Payments | 65 |
| 2.18. | Requirements of Law | 67 |

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TABLE OF CONTENTS (continued) Page ii 2.19. Taxes ................................................................................................................................ 69 2.20. Indemnity ......................................................................................................................... 72 2.21. Change of Lending Office ............................................................................................... 73 2.22. Replacement of Lenders .................................................................................................. 73 2.23. Defaulting Lenders .......................................................................................................... 73 2.24. Incremental Facilities ....................................................................................................... 75 2.25. Designated Borrowers ...................................................................................................... 76 2.26. Collateral Security ........................................................................................................... 77 2.27. Refinancing Facilities ...................................................................................................... 77 2.28. Promissory Notes ............................................................................................................. 80 2.29. Break Funding Payments ................................................................................................. 80 ARTICLE III. LETTERS OF CREDIT AND BANKERS’ ACCEPTANCES. ........................................ 81 3.01. L/C-B/A Commitment ..................................................................................................... 81 3.02. Procedure for Issuance of Letter of Credit ....................................................................... 82 3.03. Fees and Other Charges ................................................................................................... 83 3.04. L/C-B/A Participations .................................................................................................... 83 3.05. Reimbursement Obligation of the Borrower .................................................................... 84 3.06. Obligations Absolute ....................................................................................................... 84 3.07. Letter of Credit Payments ................................................................................................ 85 3.08. Applications ..................................................................................................................... 85 3.09. Applicability of ISP and UCP .......................................................................................... 85 ARTICLE IV. CONDITIONS PRECEDENT ........................................................................................... 86 4.01. Conditions of Closing and Initial Term Credit Extension ............................................... 86 4.02. Conditions to Other Extensions of Credit ........................................................................ 88 ARTICLE V. REPRESENTATIONS AND WARRANTIES ................................................................... 89 5.01. Existence, Qualification and Power ................................................................................. 89 5.02. Authorization; No Contravention .................................................................................... 89 5.03. Governmental Authorization; Other Consents ................................................................. 89 5.04. Binding Effect .................................................................................................................. 89 5.05. Financial Statements; No Material Adverse Effect; No Internal Control Event .............. 89 5.06. Litigation .......................................................................................................................... 90 5.07. No Default........................................................................................................................ 90 5.08. Ownership of Property; Liens .......................................................................................... 90

TABLE OF CONTENTS (continued) Page iii 5.09. Environmental Compliance ............................................................................................. 91 5.10. Insurance .......................................................................................................................... 91 5.11. Taxes ................................................................................................................................ 91 5.12. ERISA Compliance .......................................................................................................... 91 5.13. Subsidiaries; Equity Interests ........................................................................................... 92 5.14. Margin Regulations; Investment Company Act; Other Regulations ............................... 92 5.15. Disclosure ........................................................................................................................ 93 5.16. Compliance with Laws .................................................................................................... 93 5.17. Taxpayer Identification Number; Other Identifying Information .................................... 93 5.18. Intellectual Property; Licenses, Cybersecurity, Etc. ........................................................ 94 5.19. Perfection of Security Interest ......................................................................................... 94 5.20. Machinery and Equipment ............................................................................................... 94 5.21. Solvency........................................................................................................................... 94 5.22. Bank Accounts ................................................................................................................. 94 5.23. Obligations as Senior Debt .............................................................................................. 95 5.24. Use of Proceeds ............................................................................................................... 95 5.25. Representations as to Foreign Loan Parties ..................................................................... 95 5.26. Anti-Corruption Laws and Sanctions ............................................................................... 95 5.27. EEA Financial Institutions ............................................................................................... 96 ARTICLE VI. AFFIRMATIVE COVENANTS ....................................................................................... 96 6.01. Financial Statements ........................................................................................................ 96 6.02. Certificates; Other Information ........................................................................................ 97 6.03. Notices ............................................................................................................................. 98 6.04. Payment of Obligations ................................................................................................... 99 6.05. Preservation of Existence, Etc. ........................................................................................ 99 6.06. Maintenance of Properties ............................................................................................... 99 6.07. Maintenance of Insurance ................................................................................................ 99 6.08. Compliance with Laws, Organization Documents and Contractual Obligations........... 100 6.09. Books and Records ........................................................................................................ 100 6.10. Inspection Rights ........................................................................................................... 100 6.11. Use of Proceeds ............................................................................................................. 100 6.12. Additional Guarantors and Pledgors .............................................................................. 100 6.13. Approvals and Authorizations ....................................................................................... 102

TABLE OF CONTENTS (continued) Page iv 6.14. Environmental Laws ...................................................................................................... 102 6.15. Centre of Main Interest and Establishment .................................................................... 102 6.16. Certain Post-Closing Obligations .................................................................................. 102 ARTICLE VII. NEGATIVE COVENANTS ........................................................................................... 102 7.01. Liens .............................................................................................................................. 103 7.02. Investments .................................................................................................................... 105 7.03. Indebtedness................................................................................................................... 106 7.04. Fundamental Changes .................................................................................................... 109 7.05. Dispositions ................................................................................................................... 109 7.06. Restricted Payments ....................................................................................................... 111 7.07. Change in Nature of Business ........................................................................................ 112 7.08. Transactions with Affiliates ........................................................................................... 112 7.09. Burdensome Agreements ............................................................................................... 112 7.10. Use of Proceeds ............................................................................................................. 113 7.11. Financial Covenant ........................................................................................................ 113 7.12. Modifications of Certain Documents; Designation of Senior Debt ............................... 113 7.13. Sale-Leaseback Transactions ......................................................................................... 113 7.14. Changes in Fiscal Periods .............................................................................................. 114 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES ................................................................ 114 8.01. Events of Default ........................................................................................................... 114 8.02. Remedies upon Event of Default ................................................................................... 116 8.03. Application of Funds ..................................................................................................... 116 ARTICLE IX. ADMINISTRATIVE AGENT ......................................................................................... 117 9.01. Appointment .................................................................................................................. 117 9.02. Delegation of Duties ...................................................................................................... 118 9.03. Exculpatory Provisions .................................................................................................. 118 9.04. Reliance by Administrative Agent ................................................................................. 118 9.05. Notice of Default ........................................................................................................... 118 9.06. Non-Reliance on Agents and Other Lenders ................................................................. 119 9.07. Indemnification .............................................................................................................. 120 9.08. Agent in Its Individual Capacity .................................................................................... 120 9.09. Successive Administrative Agent .................................................................................. 120 9.10. Joint Lead Arrangers and Co-Syndication Agents ......................................................... 121

TABLE OF CONTENTS (continued) Page v 9.11. Certain ERISA Matters .................................................................................................. 121 ARTICLE X. MISCELLANEOUS.......................................................................................................... 122 10.01. Amendments and Waivers ............................................................................................. 122 10.02. Notices ........................................................................................................................... 124 10.03. No Waiver; Cumulative Remedies ................................................................................ 125 10.04. Survival of Representations and Warranties .................................................................. 125 10.05. Payment of Expenses; Limitation of Liability; Indemnity, Etc. .................................... 125 10.06. Successors and Assigns; Participations and Assignments ............................................. 127 10.07. Adjustments; Set-off ...................................................................................................... 130 10.08. Counterparts ................................................................................................................... 130 10.09. Severability .................................................................................................................... 131 10.10. Integration ...................................................................................................................... 132 10.11. GOVERNING LAW ...................................................................................................... 132 10.12. Submission to Jurisdiction; Waivers .............................................................................. 132 10.13. Acknowledgments ......................................................................................................... 132 10.14. Releases of Guarantees and Liens.................................................................................. 133 10.15. Confidentiality ............................................................................................................... 133 10.16. WAIVERS OF JURY TRIAL ....................................................................................... 134 10.17. USA PATRIOT Act ....................................................................................................... 134 10.18. Judgment Currency ........................................................................................................ 134 10.19. [Reserved]. ..................................................................................................................... 135 10.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions .............. 135 10.21. Acknowledgement Regarding Any Supported QFCs .................................................... 135 10.22. Intercreditor Agreements ............................................................................................... 136

SCHEDULES 1.01 Existing Letters of Credit and Existing Bankers’ Acceptances 2.01 Commitments 5.05 Material Indebtedness and Other Liabilities at December 31, 2020 5.06 Litigation 5.08 Fee and Leasehold Real Property Assets 5.09 Environmental Matters 5.12(c) ERISA 5.12(d) Pension Plans 5.13 Subsidiaries; Other Equity Investments 5.17 Identification Numbers for Designated Borrowers that are Foreign Subsidiaries 5.18 Intellectual Property Matters 5.19 UCC Filing Jurisdictions 5.22 Bank Accounts 6.16 Post-Closing Obligations 7.01 Existing Liens (Including Exclusive Licenses of IP Rights) 7.03 Existing Indebtedness 7.09 Burdensome Agreements EXHIBITS Form of A Compliance Certificate B Assignment and Assumption C Designated Borrower Request and Assumption Agreement D Designated Borrower Notice E Forms of U.S. Tax Compliance Certificates F-1 Form of Increased Facility Activation Notice – Incremental Term Loans F-2 Form of Increased Facility Activation Notice – Incremental Revolving Commitments F-3 Form of New Lender Supplement

1 CREDIT AGREEMENT This AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is dated as of May 14, 2021, among COLUMBUS MCKINNON CORPORATION, a New York corporation (the “Company”), COLUMBUS MCKINNON EMEA GMBH (the “German Borrower” and, together with the Company and any other Designated Borrower (as defined herein), the “Borrowers” and, each a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent. WHEREAS, the Borrowers are party to the Credit Agreement, dated as of April 7, 2021 (as amended prior to the date hereof, the “Existing Credit Agreement”), among the Borrowers, the several banks and other financial institutions or entities from time to time parties thereto as lenders and the Administrative Agent; WHEREAS, the Borrowers, the Guarantors, each Lender and the Administrative Agent have entered into this Agreement in order to (i) amend and restate the Existing Credit Agreement in its entirety; and (ii) re-evidence the “Obligations” under, and as defined in, the Existing Credit Agreement, which shall be repayable in accordance with the terms of this Agreement; WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations and liabilities of the Borrowers and the other Loan Parties outstanding thereunder, which shall be payable in accordance with the terms hereof; and WHEREAS, it is also the intent of the Borrowers and the other Loan Parties to confirm that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Credit Agreement) shall continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Closing Date, all references to the “Credit Agreement” contained in any such existing “Loan Documents” shall be deemed to refer to this Agreement; In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree to amend and restate the Existing Credit Agreement as of the Closing Date, and the Existing Credit Agreement is hereby amended and restated in its entirety as follows as of the Closing Date: ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acceptance Credit” means a commercial Letter of Credit in which the applicable Issuing Lender engages with the beneficiary of such Letter of Credit to accept a time draft. “Acquisition Agreement” means the Agreement and Plan of Merger dated as of March 1, 2021, among the Company, Dorner Merger Sub Inc., a Delaware corporation, Precision Block, Inc., a Delaware corporation, and Precision TopCo LP, a Delaware limited partnership.

2 “Acknowledgement and Confirmation” means that certain Acknowledgement and Confirmation, dated as of the Closing Date, from the Company and certain of its Subsidiaries to the Administrative Agent. “Adjusted CDOR Rate” means, with respect to any Eurocurrency Borrowing denominated in Canadian Dollars for any Interest Period, an interest rate per annum equal to (a) the CDOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted EURIBOR Rate” means, with respect to any Eurocurrency Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted HIBOR Rate” means, with respect to any Eurocurrency Borrowing denominated in HIBOR for any Interest Period, an interest rate per annum equal to (a) the HIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in Dollars for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Adjusted TIBOR Rate” means, with respect to any Eurocurrency Borrowing denominated in Yen for any Interest Period, an interest rate per annum equal to (a) the TIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Administrative Agent” means JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent-Related Person” has the meaning assigned to it in Section 10.05. “Agents” means the collective reference to the Administrative Agent and any other agent identified on the cover page of this Agreement. “Aggregate Exposure” means with respect to any Lender at any time, an amount equal to the sum of (i) such Lender’s Term Loans and (ii) the amount of such Lender’s Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender’s Revolving Extensions of Credit then outstanding. “Aggregate Exposure Percentage” means with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender’s Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

3 “Agreed Currency” means Dollars or any Alternative Currency. “Agreement” means this Credit Agreement. “Alternative Currency” means each of Euro, Sterling, Swiss Franc, Yen, Canadian Dollars, Hong Kong Dollars, Mexican Pesos and any additional currencies determined after the Closing Date by mutual agreement of the Company, the Lenders, the Issuing Lenders and the Administrative Agent; provided that each such currency is a lawful currency that is readily available, freely transferable and not restricted and able to be converted into Dollars. “Alternative Currency Sublimit” means the lesser of (a) $40,000,000 and (b) the Revolving Commitment. The Alternative Currency Sublimit is part of, and not in addition to, the Revolving Commitment. “Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Foreign Loan Party Documents” has the meaning specified in Section 5.25(a). “Applicable Payment Office” means the office specified from time to time by the Administrative Agent as its Applicable Payment Office by notice to the Company and the relevant Lenders (it being understood that such Applicable Payment Office shall mean (i) with respect to Loans denominated in Dollars, the office of the Administrative Agent specified in Section 10.2 or such other office as may be specified from time to time by the Administrative Agent to the Company and each Lender and (ii) with respect to Loans denominated in an Alternative Currency, the office, branch, affiliate or correspondent bank of the Administrative Agent for such currency as specified from time to time by the Administrative Agent to the Company and each Lender, until otherwise notified by the Administrative Agent). “Applicable Rate” means, (a) with respect to the Initial Term Loans, 1.75% per annum in the case of Base Rate Loans and 2.75% per annum in the case of Eurocurrency Rate Loans and (b) with respect to Revolving Loans consisting of Base Rate Loan, Eurocurrency Rate Loan, RFR Loan, CBR Loan or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Base Rate”, “Eurocurrency Rate”, “RFR Rate”, “CBR Rate” or “Commitment Fee”, as the case may be, from time to time, the following percentages per annum, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a); provided that, for purposes of clause (b), from the Closing Date until the Compliance Certificate is received by the Administrative Agent pursuant to Section 6.02(a) as of and for the first fiscal quarter ended after the Closing Date, the Applicable Rate shall be based on the rates per annum set forth in Level III: Level Total Leverage Ratio Commitment Fee Eurocurrency Rate Standby Letter of Credit Fee Commercial Letter of Credit and Bankers’ Acceptance Fees Base Rate RFR Rate CBR Rate I Greater than or equal to 4.00x 0.55% 3.25% 3.25% 1.625% 2.25% 3.25% 3.25% II Less than 4.00x 0.50% 3.00% 3.00% 1.50% 2.00% 3.00% 3.00%

| | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | but greater than or equal to 3.25x | | | | | | | |
| III | Less than 3.25x but greater than or equal to 2.50x | 0.45% | 2.75% | 2.75% | 1.375% | 1.75% | 2.75% | 2.75% |
| IV | Less than 2.50x but greater than or equal to 1.75x | 0.40% | 2.50% | 2.50% | 1.25% | 1.50% | 2.50% | 2.50% |
| V | Less than 1.75x but greater than or equal to 1.00x | 0.35% | 2.25% | 2.25% | 1.125% | 1.25% | 2.25% | 2.25% |
| VI | Less than 1.00x | 0.30% | 2.00% | 2.00% | 1.00% | 1.00% | 2.00% | 2.00% |

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, that if a Compliance Certificate is not delivered when due in accordance with Section 6.02(a), then Level III shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the first Business Day immediately after Compliance Certificate is delivered.

For Incremental Term Loans, such per annum rates as shall be agreed to by the applicable Borrower and the applicable Incremental Term Lenders as shown in the applicable Increased Facility Activation Notice.

"Applicant Borrower" has the meaning specified in Section 2.25(a).

"Application" means an application, in such form as the applicable Issuing Lender may specify from time to time, requesting the applicable Issuing Lender to open a Letter of Credit or BA.

"Approved Fund" has the meaning specified in Section 10.06(b).

"Approved Restructuring Charges" means cash or non-cash restructuring charges incurred by the Company and/or its Subsidiaries in an aggregate amount not to exceed $50,000,000 for the term of this Agreement; provided that (i) $15,000,000 of such amount may be incurred in respect to the Specified Acquisition to the extent incurred within 24 months following the Specified Acquisition and (ii) other than charges incurred in respect of the Specified Acquisition, no more than $10,000,000 may be incurred in any single fiscal year.

"Assignment and Assumption" means an Assignment and Assumption, substantially in the form of Exhibit B.

"Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

"Audited Financial Statements" means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended March 31, 2020, and the related consolidated statements of

4

5 income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto. “Available Amount” means, as of any date of determination, an amount equal to the sum of (without duplication) (i) $30,000,000, (ii) an amount (which shall not be less than zero) equal to the Retained Excess Cash Flow Amount as of such date of determination, (iii) the Net Cash Proceeds from any sale of Equity Interests (other than Disqualified Equity Interests) by the Company or its Subsidiaries after the Closing Date to any person other than Company or its Subsidiaries (including upon exercise of warrants or options) and (iv) the Net Cash Proceeds from any Dispositions of Investments permitted under Section 7.02(o). “Available Incremental Amount” means, as of any date of determination, an amount equal to: (a) $100,000,000 (the “Capped Incremental Amount”); plus (b) the maximum aggregate principal amount of Indebtedness secured by the Collateral on a pari passu or junior basis with the Obligations that can be incurred without causing the Secured Leverage Ratio, after giving effect to the incurrence or establishment, as applicable, of any Incremental Facilities or Incremental Equivalent Debt (which shall (i) assume that all Incremental Facilities are secured by the Collateral on a pari passu basis with the Obligations, (ii) assume the full amounts of any Incremental Revolving Commitments established at such time are fully drawn, (iii) give effect to any permanent repayment of Indebtedness prior to or substantially simultaneously with the incurrence of such Incremental Equivalent Debt or Incremental Facilities and (iv) not include the proceeds of such incremental Loans or Incremental Equivalent Debt in calculating unrestricted cash of the Company and its Subsidiaries on hand) and the use of proceeds thereof, on a pro forma basis (but without giving effect to any substantially simultaneous incurrence of any Incremental Facility or Incremental Equivalent Debt made pursuant to the foregoing clause (a) in connection therewith), to exceed 3.50:1.00 as of the end of the most recently ended fiscal quarter for which financial statements have been delivered (the “Secured Ratio Incremental Amount”); plus (c) in the case of Incremental Equivalent Debt only, the maximum aggregate principal amount of unsecured Indebtedness that can be incurred without causing the Total Leverage Ratio, after giving effect to the incurrence or establishment of any Incremental Equivalent Debt (which shall (i) assume the full amounts of any Incremental Revolving Commitments established at such time are fully drawn, (ii) give effect to any permanent repayment of Indebtedness prior to or substantially simultaneously with the incurrence of such Incremental Equivalent Debt and (iii) not include the proceeds of such Incremental Equivalent Debt in calculating unrestricted cash of the Company and its Subsidiaries on hand) and the use of proceeds thereof, on a pro forma basis (but without giving effect to any substantially simultaneous incurrence of any Incremental Facility or Incremental Equivalent Debt made pursuant to the foregoing clause (a) in connection therewith), to exceed 4.00:1.00 as of the end of the most recently ended fiscal quarter for which financial statements have been delivered (the “Unsecured Ratio Incremental Amount” and together with the Secured Ratio Incremental Amount, the “Ratio Incremental Amounts”); provided that (a) all Incremental Facilities and Incremental Equivalent Debt shall be incurred under the Ratio Incremental Amounts prior to the Capped Incremental Amount and (b) Indebtedness may be incurred under the Capped Incremental Amount and the Ratio Incremental Amount, and proceeds from any such incurrence under the Capped Incremental Amount and the Ratio Incremental Amount may be utilized in a single transaction by first calculating the incurrence under the Ratio Incremental Amount (without inclusion of any amounts to be utilized pursuant to the Capped Incremental Amount) and then calculating the incurrence under the Capped Incremental Amount.

6 “Available Revolving Commitment” means as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Revolving Commitment then in effect over (b) such Lender’s Revolving Extensions of Credit then outstanding; provided, that in calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Commitment pursuant to Section 2.08(a), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Agreed Currency, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (g) of Section 2.16. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product Obligations” means every obligation of the Company and its Subsidiaries under and in respect of any (a) Swap Contract with the Administrative Agent, any Lender or any Affiliate thereof, or any Person that was a Lender or Affiliate thereof at the time of making such Swap Contract, to which the Company or such Subsidiary is a party or which the Company or such Subsidiary has guaranteed and (b) one or more of the following types of services or facilities (or with respect to Cash Management Services, any Person that was a Lender or Affiliate thereof at the time of making such Cash Management Services) extended to the Company or such Subsidiary (or which the Company or such Subsidiary has guaranteed) by the Administrative Agent, any Lender or any Affiliate thereof: (i) credit and purchase cards, (ii) lease financing or related services, (iii) Cash Management Services, and (iv) electronic business-to-business payment arrangements (and any corresponding float financing on accounts payable related thereto). “Bankers’ Acceptance” or “BA” means a time draft, drawn by the beneficiary under an Acceptance Credit and accepted by the applicable Issuing Lender upon presentation of documents by the beneficiary of an Acceptance Credit pursuant to Article III hereof, in the standard form for bankers’ acceptances of the applicable Issuing Lender. “Bankers’ Acceptance” or “BA” shall include Existing Bankers’ Acceptances. “Bankruptcy Event” means with respect to any Person, such Person becomes, in any relevant jurisdiction, the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by

7 a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the LIBO Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.16 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.16(c)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.50%, such rate shall be deemed to be 1.50% for purposes of this Agreement. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Benchmark” means, initially, with respect to any (i) RFR Loan in any Agreed Currency, the applicable Relevant Rate for such Agreed Currency or (ii) Eurocurrency Rate Loan, the Relevant Rate for such Agreed Currency; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (c) or clause (d) of Section 2.16. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Alternative Currency, “Benchmark Replacement” shall mean the alternative set forth in (3) below: (1) in the case of any Loan denominated in Dollars, the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, (2) in the case of any Loan denominated in Dollars, the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment, (3) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen

8 or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided further that, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent: (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time; provided that in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement or Daily Simple RFR, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark

9 Replacement or Daily Simple RFR and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Company pursuant to Section 2.16(d); or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such

10 component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.16 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.16. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” and “Borrowers” each has the meaning specified in the introductory paragraphs hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means the borrowing of the same Class and Type of Term Loan, Revolving Loan or Swingline Loan, as the context may require. “Borrowing Date” means any Business Day specified by the Company as a date on which a Borrower requests the relevant Lenders to make Revolving Loans or Term Loans hereunder. “Business Day” means, as applicable, (A) any day (other than a Saturday or a Sunday) on which banks are open for business in New York City, (B) in relation to Loans denominated in Sterling and in

11 relation to the calculation or computation of LIBOR, any day (other than a Saturday or a Sunday) on which banks are open for business in London, (C) in relation to Loans denominated in Canadian Dollars and in relation to the calculation or computation of CDOR, any day (other than a Saturday or a Sunday) on which banks are open for business in Toronto, (D) in relation to Loans denominated in Yen and in relation to the calculation or computation of TIBOR, any day (other than a Saturday or a Sunday) on which banks are open for business in Japan, (E) in relation to Loans denominated in Hong Kong Dollars and in relation to the calculation or computation of HIBOR, any day (other than a Saturday or a Sunday) on which banks are open for business in Hong Kong, (F) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day and (G) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in the applicable Agreed Currency of such RFR Loan, any such day that is only an RFR Business Day. “Canadian Dollar” means the lawful currency of Canada. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP (without giving effect to any subsequent changes in GAAP arising out of a change described in the Proposed Accounting Standards Update to Leases (Topic 840) dated August 17, 2010, or a substantially similar pronouncement, in each case, if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on the date hereof). “Capped Incremental Amount” has the meaning specified in the definition of “Available Incremental Amount.” “Cash Management Services” means any services provided from time to time by the Administrative Agent, any Lender or any Affiliate thereof to the Company or any Subsidiary (or guaranteed by the Company or any Subsidiary) in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automatic clearinghouse, controlled disbursement, depository, electronic funds transfer, information reporting, lockbox, stop payment, overdraft and/or wire transfer services. “CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate. “CDOR Rate” means for any Loans in Canadian Dollars, the CDOR Screen Rate. “CDOR Screen Rate” means with respect to any Interest Period for any Loans in Canadian Dollars, the average rate for bankers acceptances as administered by the Investment Industry Regulatory Organization of Canada (or any other Person that takes over the administration of that rate) with a tenor equal in length to such Interest Period, as displayed on CDOR page of the Reuters screen as of the Specified Time on the Quotation Day for such Interest Period or, in the event such rate does not appear on such Reuters page, on any successor or substitute page on such screen or service that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected from time to time by the Administrative Agent in its reasonable discretion; provided that, if the CDOR Screen Rate shall be less than 0.50%, such rate shall be deemed to be 0.50% for the purposes of this Agreement; provided, further, that if an Impacted Interest Period exists with respect to Canadian Dollars,

12 then the Eurocurrency Rate shall be the Interpolated Rate; and provided, further, that if any Interpolated Rate shall be less than 0.50%, such rate shall be deemed to be 0.50% for purposes of this Agreement. “Central Bank Rate” means, (A) the greater of (i) the sum of (1) 0.05% plus (2) for any Loan denominated in (a) Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, as selected by the Administrative Agent (x) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (y) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (z) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, (c) Yen, the “short-term prime rate” as publicly announced by the Bank of Japan (or any successor thereto) from time to time, (d) Swiss Francs, the policy rate of the Swiss National Bank (or any successor thereto) as published by the Swiss National Bank (or any successor thereto) from time to time and (e) any other Alternative Currency determined after the Closing Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion and (ii) 0.50%; plus (B) the applicable Central Bank Rate Adjustment. “Central Bank Rate Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent giving due consideration to (i) the historical difference between the Benchmark which is now unavailable and the Central Bank Rate for the applicable Agreed Currency over the prior twelve month period and/or (ii) any evolving or then-prevailing market convention for determining such spread adjustment, or method for calculating or determining such spread adjustment for syndicated credit facilities denominated in the applicable Agreed Currency at such time. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 25% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election at least a majority of that board or equivalent governing body or (iii) whose election to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election at least a majority of that board or equivalent governing body;

13 (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company, or control over the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully- diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities; or (d) the Company shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Equity Interest of each other Loan Party, free and clear of all Liens (other than any Liens granted hereunder and Liens permitted under Section 7.01). “Class” means, (a) when used in reference to the Lenders, each of the following classes of Lenders: (i) Lenders having Revolving Commitments or outstanding Revolving Loans, (ii) Lenders having Initial Term Loan Commitments or outstanding Initial Term Loans and (iii) Lenders having any other separate class of commitments or loans made pursuant to the terms of this Agreement, and (b) when used in reference to any Loan or Borrowing, each class of Loans or the Borrowing comprising such Loans being: (i) Revolving Loans, (ii) Swingline Loans, (iii) Initial Term Loans and (iv) any other separate class of loans made pursuant to the terms of this Agreement. “Closing Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 10.01). “Co-Syndication Agents” means PNC Capital Markets LLC, N.A. and Wells Fargo Securities, LLC. “Code” means the Internal Revenue Code of 1986. “Collateral” means all of the property, rights and interests of the Loan Parties and their Subsidiaries that are or are intended to be subject to the Liens created by the Security Documents. “Commitment” means, as to any Lender, the sum of the Term Commitment and the Revolving Commitment of such Lender. “Commitment Fee Rate” means the rate set forth in the Applicable Rate grid; provided that from the Closing Date until the Compliance Certificate is received by the Administrative Agent pursuant to Section 6.02(a) as of and for the first fiscal quarter ended after the Closing Date, the Commitment Fee Rate shall be based on the rates per annum set forth in Level III. “Company” has the meaning specified in the introductory paragraphs hereto. “Compliance Certificate” means a certificate substantially in the form of Exhibit A. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Current Assets” means, on any date, all amounts (other than cash and cash equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date.

14 “Consolidated Current Liabilities” means, on any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date, but excluding (a) the current portion of Funded Debt of the Company and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Loans or Swingline Loans to the extent otherwise included therein. “Consolidated EBITDA” means, for any period and without duplication, (a) Consolidated Net Income for such period, plus (b) to the extent deducted in calculating Consolidated Net Income and without duplication (i) income taxes expensed during such period, (ii) Interest Expense during such period, (iii) depreciation, amortization and other Non-Cash Charges accrued for such period, (iv) Approved Restructuring Charges incurred during such period, (v) non-cash losses from any Recovery Event, Disposition or discontinued operation during such period, (vi) non cash losses arising from mark- to-market hedging arrangements, (vii) all non-recurring premiums, fees, costs and expenses (including, without limitation, any prepayment premiums, bonuses, foreign currency hedging costs incurred in connection with the consideration for such Material Acquisition and any loan forgiveness and associated tax gross up payments and fees) incurred or payable by or on behalf of the Company, the Borrowers or any Subsidiary in connection with any Material Acquisition during such period (excluding the Specified Acquisition), in each case, whether or not such Material Acquisition is consummated and (viii) Pro Forma Adjustments in connection with such Material Acquisition (including the Specified Acquisition) during such period; provided that (A) such Pro Forma Adjustments shall be calculated net of the amount of actual benefits realized and (B) the aggregate amount of all amounts under clause (vii) and this clause (viii) that increase Consolidated EBITDA in any such period shall not exceed, and shall be limited to, 15% of Consolidated EBITDA in respect of such period (calculated after giving effect to such adjustments and all other adjustments to Consolidated EBITDA), and (ix) Transaction Costs recorded on or prior to 12 months after the Original Closing Date in an aggregate amount not to exceed $20,000,000, minus (c) to the extent such items were added in calculating Consolidated Net Income (i) extraordinary gains during such period, (ii) gains from any Recovery Event, Disposition, or discontinued operation during such period, (iii) interest and other income (excluding interest and other income related to CM Insurance Company, Inc.) during such period, (iv) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period, and (v) all non-cash items for such period (including, without limitation, non-cash gains arising from mark-to-market hedging arrangements). “Consolidated Net Income” means, for any period, for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP, the net income of the Company and its Subsidiaries. “Consolidated Working Capital” means, on any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Copyright Agreement” means any grant of security interest in copyrights owned by any Loan Party, made by any Loan Party in favor of the Administrative Agent, or any of its predecessors.

15 “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covenant Trigger” has the meaning specified in Section 7.11. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 10.21. “Credit Party” means the Administrative Agent, each Issuing Lender, the Swingline Lender or any other Lender and, for the purposes of Section 10.13 only, any other Agent and the Joint Lead Arrangers. “CRR” means the Council Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012. “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to the greater of (a) the sum of (1) 0.05% and (2) for any RFR Loan denominated in (i) Sterling, SONIA for the day that is five Business Days prior to (A) if such RFR Interest Day is a Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not a Business Day, the Business Day immediately preceding such RFR Interest Day and (ii) Swiss Francs, SARON for the day that is five Business Days prior to (A) if such RFR Interest Day is a Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not a Business Day, the Business Day immediately preceding such RFR Interest Day and (b) 0.50%. Any change in Daily Simple RFR due to a change in the applicable RFR shall be effective from and including the effective date of such change in the RFR without notice to the Borrower. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that, if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

16 “Defaulting Lender” means, subject to Section 2.23, any Lender that, as determined by the Administrative Agent, (a) has failed to perform its obligation to (i) fund all or any portion of its Loans, within two Business Days of the date such Loans were required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrowers, the Administrative Agent, the Issuing Lender or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), (d) has, or has a direct or indirect parent company that has become the subject of a Bankruptcy Event; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender or (e) has become the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.23) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company, the Issuing Lender, the Swingline Lender and each other Lender promptly following such determination. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Designated Borrower” means (i) as of the Closing Date, the German Borrower, and additionally (ii) any Subsidiaries of the Company that become party to this Agreement pursuant to Section 2.25 after the Closing Date. “Designated Borrower Notice” has the meaning specified in Section 2.25(a). “Designated Borrower Request and Assumption Agreement” has the meaning specified in Section 2.25(a). “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

17 “Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition: (a) matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise; (b) is convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); (c) is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by the Company or any Subsidiary, in whole or in part, at the option of the holder thereof; or (d) requires the payment of any cash dividend or any other scheduled payment constituting a return of capital; in each case, on or prior to the date that is 91 days after the Latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Closing Date, the Closing Date); provided, however, that (i) an Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale” or a “change of control” (or similar event, however denominated) shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after repayment in full of all the Loans and all other Obligations that are accrued and payable, the cancellation or expiration of all Letters of Credit and the termination or expiration of the Commitments and (ii) an Equity Interest in any Person that is issued to any employee or to any plan for the benefit of employees or by any such plan to such employees shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by such Person or any of its subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” of any amount means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Alternative Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency (other than Dollars or an Alternative Currency), the

18 equivalent of such amount in dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. “Domestic Loan Party” means a Loan Party that is organized under the laws of any political subdivision of the United States. “Domestic Loan Party Obligations” means Obligations of the Domestic Loan Parties. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States. “Dorner” means, collectively, Dorner Mfg. Corp. and certain of its subsidiaries and Affiliates, acquired by the Company pursuant to the Acquisition Agreement. “Early Opt-in Election” means, if the then current Benchmark with respect to Dollars is the LIBO Rate, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Company to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders. “ECF Percentage” means 50%; provided that, with respect to each fiscal year of the Company ending on or after March 31, 2022, the ECF Percentage for such fiscal year shall be reduced to (i) 25% if the Secured Leverage Ratio as of the last day of such fiscal year is not greater than 3.00 to 1.00 and (ii) 0% if the Secured Leverage Ratio as of the last day of such fiscal year is not greater than 2.50 to 1.00. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any credit institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

19 “EMU” means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998. “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement, dated as of the Original Closing Date among the Company, the Subsidiary Guarantors and the Administrative Agent, as amended, modified and/or restated from time to time. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution, the protection of the environment, or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to water or public wastewater treatment systems, applicable in, or pursuant to the laws of, any jurisdiction. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Section 414(b) or (c) of the Code or Section 4001(14) of ERISA (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of a Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Borrower or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate or the treatment of a Pension Plan amendment as a termination,

20 under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Borrower or any ERISA Affiliate; or (i) a Foreign Plan Event. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EURIBOR Interpolated Rate” means, at any time, with respect to any Eurocurrency Borrowing denominated in Euros and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the EURIBOR Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the EURIBOR Screen Rate for the longest period (for which the EURIBOR Screen Rate is available for Euros) that is shorter than the Impacted EURIBOR Rate Interest Period; and (b) the EURIBOR Screen Rate for the shortest period (for which the EURIBOR Screen Rate is available for Euros) that exceeds the Impacted EURIBOR Rate Interest Period, in each case, at such time; provided that, if any EURIBOR Interpolated Rate shall be less than 0.50%, such rate shall be deemed to be 0.50% for the purposes of this Agreement. “EURIBOR Rate” means, with respect to any Eurocurrency Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate at approximately 11:00 a.m., Brussels time, two TARGET Days prior to the commencement of such Interest Period; provided that, if the EURIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted EURIBOR Rate Interest Period”) with respect to Euros then the EURIBOR Rate shall be the EURIBOR Interpolated Rate. “EURIBOR Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters as of 11:00 a.m. Brussels time two TARGET Days prior to the commencement of such Interest Period. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Company. If the EURIBOR Screen Rate shall be less than 0.50%, the EURIBOR Screen Rate shall be deemed to be 0.50% for purposes of this Agreement. “Euro” and “EUR” mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation. “Eurocurrency Borrowing” means any Borrowing of Eurocurrency Rate Loans. “Eurocurrency Rate” means with respect to (i) any Eurocurrency Rate Loan denominated in Dollars for any Interest Period, the Adjusted LIBO Rate, (ii) any Eurocurrency Rate Loan denominated in Canadian Dollars for any Interest Period, the Adjusted CDOR Rate, (iii) any Eurocurrency Rate Loan denominated in Euros for any Interest Period, the Adjusted EURIBOR Rate, (iv) any Eurocurrency Rate Loan denominated in Yen for any Interest Period, the Adjusted TIBOR Rate and (v) any Eurocurrency Rate Loan denominated in Hong Kong Dollars for any Interest Period, the Adjusted HIBOR Rate.

21 “Eurocurrency Rate Loan” means Loans that bear interest at a rate determined by reference to the Adjusted LIBO Rate, the Adjusted EURIBOR Rate, the Adjusted TIBOR Rate, the Adjusted CDOR Rate or the Adjusted HIBOR Rate. “Eurocurrency Tranche” means the collective reference to Eurocurrency Rate Loans of the same currency under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day). “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for any fiscal year of the Company, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, and (iv) the aggregate net amount of non-cash loss on the Disposition of property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income over (b) the sum, without duplication, of (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Company and its Subsidiaries in cash during such fiscal year on account of capital expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount), (iii) the aggregate amount of all prepayments of Revolving Loans and Swingline Loans during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Commitments and all optional prepayments of the Term Loans during such fiscal year, (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including the Term Loans) of the Company and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (v) increases in Consolidated Working Capital for such fiscal year, and (vi) the aggregate net amount of non-cash gain on the Disposition of property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income. “Excess Cash Flow Application Date” has the meaning specified in Section 2.11(c). “Excluded Taxes” means, any of the following Taxes imposed on or with respect to any Credit Party or required to be withheld or deducted from a payment to a Credit Party, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Credit Party being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.22) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.19(a) or (d), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Credit Party’s failure to comply with Section 2.19(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

22 “Existing Bankers’ Acceptances” means each Bankers’ Acceptance issued by JPMorgan Chase Bank, N.A. and other financial institutions (including any Bankers’ Acceptance deemed to be issued) under the Existing Credit Agreement and listed on Schedule 1.01. “Existing Credit Agreement” has the meaning specified in the introductory paragraphs hereto. “Existing Investment” has the meaning specified in Section 7.02(j). “Existing Letters of Credit” means any Letter of Credit issued by JPMorgan Chase Bank, N.A. (including any Letter of Credit deemed to be issued) under the Existing Credit Agreement and listed on Schedule 1.01. “Facility” means each of (a) the Initial Term Loans (the “Initial Term Loan Facility”), (b) the Revolving Commitments and the extensions of credit made thereunder (the “Revolving Facility”, and when in reference to the Incremental Revolving Commitments only, the “Incremental Revolving Facility”) and (c) the Incremental Term Loans (the “Incremental Term Facility”). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, intergovernmental agreements entered into pursuant to the foregoing, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any law, regulation, rule, promulgation, guidance notes, practices or official agreement implementing an official government agreement with respect to the foregoing. “FCA” has the meaning assigned to such term in Section 1.10. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that, if the federal funds effective rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Payment Date” means (a) the third Business Day following the last day of each March, June, September and December and (b) the last day of the Revolving Commitment Period. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the applicable Eurocurrency Rate, or Daily Simple RFR or Central Bank Rate, as applicable. “Foreign Borrower” means the German Borrower and any Designated Borrower that is a Foreign Subsidiary. “Foreign Borrower Sublimit” means the lesser of (a) $80,000,000 and (b) the Revolving Commitment. The Foreign Borrower Sublimit is part of, and not in addition to, the Revolving Commitment. “Foreign Government Scheme or Arrangement” has the meaning specified in Section 5.12(e).

23 “Foreign Lender” means, (a) if the applicable Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Loan Party” means a Loan Party that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia. “Foreign Loan Party Obligations” means Obligations of each Foreign Loan Party. “Foreign Plan” has the meaning specified in Section 5.12(e). “Foreign Plan Event” means, with respect to any Foreign Plan or Foreign Government Scheme or Arrangement, (a) the failure to make, or if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Plan or Foreign Government Scheme or Arrangement; (b) the failure to register with, or loss of good standing with, any applicable regulatory authorities of any such Foreign Plan or Foreign Government Scheme or Arrangement required to be registered; or (c) the failure of any Foreign Plan or Foreign Government Scheme or Arrangement to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Plan or Foreign Government Scheme or Arrangement. “Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia. “FRB” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Funded Debt” means, as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrowers, Indebtedness in respect of the Loans. “Funding Office” means the office of the Administrative Agent specified in Section 10.02 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Company and the Lenders. “GAAP” means (a) generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, or (b) in the case of Foreign Subsidiaries, generally accepted accounting principles in effect from time to time in their respective jurisdictions of organization, each as applicable to the circumstances as of the date of determination, consistently applied. “German Borrower” has the meaning specified in the introductory paragraphs hereto.

24 “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantee Agreement” means that certain Guarantee Agreement, dated as of the Original Closing Date, from the Company and certain of its Domestic Subsidiaries to the Administrative Agent, as amended, modified and/or restated from time to time. “Guarantors” means, collectively, the Company (other than with respect to its Obligations), each Subsidiary of the Company listed as “Guarantor” on the signature pages hereto and each other Person (other than a Borrower) which guaranties the Obligations. With respect to any Domestic Loan Party Obligation, “Guarantor” shall exclude any Foreign Subsidiary of the Company. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “HIBOR Rate” means for any Loans in Hong Kong Dollars, the HIBOR Screen Rate. “HIBOR Screen Rate” means with respect to any Loan denominated in Hong Kong Dollars and for any Interest Period with respect thereto, the percentage rate per annum designated as “FIXING @ 11.00” (or any replacement designation or, if not designation appears, the arithmetic average (rounded upwards to five decimal places) of the displayed rates) for the relevant period displayed under the heading “HONG KONG INTERBANK OFFERED RATES (HK DOLLAR)” on the Reuters Screen HIBOR1=R Page or HIBOR2=R Page (as appropriate) (or any replacement Reuters page which displays that rate) (in each case the “HIBOR Screen Rate”) as of the Specified Time on the Quotation Day for such Interest Period; provided that, if the HIBOR Screen Rate shall be less than 0.50%, such rate shall be deemed to be 0.50% for the purposes of this Agreement; provided, further, that if an Impacted Interest Period exists

25 with respect to Hong Kong Dollars, then the Eurocurrency Rate shall be the Interpolated Rate; and provided, further, that if any Interpolated Rate shall be less than 0.50%, such rate shall be deemed to be 0.50% for purposes of this Agreement. “Hong Kong Dollar” means the lawful currency of Hong Kong. “Impacted EURIBOR Rate Interest Period” has the meaning assigned to such term in the definition of “EURIBOR Rate.” “Impacted LIBO Rate Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate.” “Impacted TIBOR Rate Interest Period” has the meaning assigned to such term in the definition of “TIBOR Rate.” “Increased Facility Activation Date” means any Business Day on which any Incremental Lender shall execute and deliver to the Administrative Agents an Increased Facility Activation Notice pursuant to Section 2.24(a). “Increased Facility Activation Notice” means a notice substantially in the form of Exhibit F-1 or F-2, as applicable. “Increased Facility Closing Date” means any Business Day designated as such in an Increased Facility Activation Notice. “Incremental Equivalent Debt” means any Indebtedness incurred by the Company or any of its Subsidiaries in the form of one or more series of secured or unsecured bonds, debentures, notes or similar instruments that are issued in a public offering, Rule 144A or other private placement or bridge in lieu of the foregoing, or senior or subordinated mezzanine Indebtedness or term loans; provided that (a) if such Indebtedness is secured, (i) such Indebtedness shall be secured by the Collateral (x) in the case of bonds, debentures, notes or similar instruments, on a pari passu or junior basis to the Obligations, and (y) in the case of loans, on a junior basis to the Obligations (but, in each case, without regard to the control of remedies) and shall not be secured by any property or assets of the Company or any of the Subsidiaries other than the Collateral, (ii) the security agreements relating to such Indebtedness are substantially similar to the Security Documents (with such differences as are reasonably satisfactory to the Administrative Agent and other than, in the case of Indebtedness secured on a junior basis, with respect to priority) and (iii) a representative, trustee, collateral agent, security agent or similar Person acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement, (b) such Indebtedness (x) if secured on a pari passu basis to the Obligations, does not mature earlier than the Latest Maturity Date in effect hereunder at the time of incurrence thereof, (y) if secured on a junior basis to the Obligations or unsecured, does not mature earlier than the date that is 91 days after the Latest Maturity Date in effect hereunder at the time of incurrence thereof and (z) has a weighted average life to maturity no shorter than the Latest Maturity Date in effect at the time of incurrence of such Indebtedness, (c) such Indebtedness contains covenants, events of default and other terms that are customary for similar Indebtedness in light of then-prevailing market conditions and, when taken as a whole (other than interest rates, fees and optional prepayment or redemption terms), are substantially identical to, or are not more favorable to the investors or lenders providing such Indebtedness than, those set forth in the Loan Documents (other than covenants or other provisions applicable only to periods after the Latest Maturity Date then in effect); provided that a certificate of a financial officer of the Company delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness or the modification, refinancing, refunding, renewal or extension thereof (or such shorter period of time as may

26 reasonably be agreed by the Administrative Agent), together with a reasonably detailed description of the material terms and conditions of such Incremental Equivalent Debt or drafts of the material definitive documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirements shall be conclusive unless the Administrative Agent provides notice to the Company of its reasonable objection during such period together with a reasonable description of the basis upon which it objects, (d) in the case of Incremental Equivalent Debt in the form of bonds, debentures, notes or similar instruments, such Indebtedness does not provide for any amortization, mandatory pre-payment, redemption or repurchase (other than upon a change of control, fundamental change, conversion or exchange in the case of convertible or exchangeable Indebtedness, customary asset sale or event of loss mandatory offers to purchase, and customary acceleration rights after an event of default) prior to the Latest Maturity Date then in effect and (e) such Indebtedness is not guaranteed by any Person other than Loan Parties. Incremental Equivalent Debt will include any Registered Equivalent Notes issued in exchange therefor. “Incremental Facilities” means, collectively, the Incremental Term Facility and the Incremental Revolving Facility. “Incremental Lender” means an Incremental Revolving Lender or an Incremental Term Lender. “Incremental Revolving Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Increased Facility Activation Notice and Section 2.24(a), to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder in an aggregate principal and/or face amount not to exceed the amount set forth in the Increased Facility Activation Notice providing for Incremental Revolving Commitments. “Incremental Revolving Facility” has the meaning specified in the definition of “Facility”. “Incremental Revolving Lender” means (a) on any Increased Facility Activation Date relating to Revolving Facility, the Lenders signatory to the relevant Increased Facility Activation Notice and (b) thereafter, each a Lender with an Incremental Revolving Commitment. “Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant to an Increased Facility Activation Notice and Section 2.24(a), to make Incremental Term Loans in an aggregate principal amount not to exceed the amount set forth in the Increased Facility Activation Notice providing for Incremental Term Commitments. “Incremental Term Facility” has the meaning specified in the definition of “Facility”. “Incremental Term Lenders” means (a) on any Increased Facility Activation Date relating to Incremental Term Loans, the Lenders signatory to the relevant Increased Facility Activation Notice and (b) thereafter, each Lender that is a holder of an Incremental Term Loan. “Incremental Term Loans” means any term loans made pursuant to Section 2.24(a). “Incremental Term Maturity Date” means with respect to the Incremental Term Loans to be made pursuant to any Increased Facility Activation Notice, the maturity date specified in such Increased Facility Activation Notice. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

27 (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 90 days after the date on which such trade account payable was created); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) Capital Lease Obligations and Synthetic Lease Obligations; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is made expressly non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease Obligations or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitees” has the meaning specified in Section 10.05. “Information” has the meaning specified in Section 10.15. “Initial Term Commitment” means as to any Initial Term Lender, the obligation of such Initial Term Lender, if any, to make an Initial Term Loan to the Company in a principal amount not to exceed the amount set forth under the heading “Initial Term Commitment” opposite such Initial Term Lender’s name on Schedule 2.01. The aggregate amount of the Initial Term Commitments was $650,000,000 on the Original Closing Date. As of the Closing Date, the aggregate amount of the Initial Term Commitments is $0. For the avoidance of doubt, the Initial Term Loans shall be denominated in Dollars only.

28 “Initial Term Lender” means each Lender that has an Initial Term Commitment or that holds a Term Loan. “Initial Term Loan” has the meaning specified in Section 2.01. “Initial Term Loan Maturity Date” means the date that is seven years after the Closing Date. “Initial Term Percentage” means as to any Initial Term Lender, the percentage which the aggregate principal amount of such Initial Term Lender’s Initial Term Loans then outstanding constitutes of the aggregate principal amount of the Initial Term Loans then outstanding. “Insolvency Regulation” means the Council Regulation (EC) No. 1346/2000 29 May 2000 on Insolvency Proceedings. “Intellectual Property Security Agreements” means each Trademark Agreement, Patent Agreement or Copyright Agreement. “Intercreditor Agreement” means (a) in respect of Indebtedness intended to be secured by some or all of the Collateral on a pari passu basis with the Obligations, an intercreditor agreement reasonably acceptable to the Administrative Agent the terms of which are consistent with market terms governing security arrangements for the sharing of Liens on a pari passu basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such Liens, as reasonably determined by the Administrative Agent and the Company, and (b) in respect of Indebtedness intended to be secured by some or all of the Collateral on a junior priority basis with the Obligations, an intercreditor agreement reasonably acceptable to the Administrative Agent the terms of which are consistent with market terms governing security arrangements for the sharing of Liens on a junior basis at the time such inter-creditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such Liens, as reasonably determined by the Administrative Agent and the Company. “Interest Expense” means, for any period, the sum, without duplication, for the Company and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or paid during such period (whether or not actually paid during such period), plus (b) the net amounts paid (or minus the net amounts received) in respect of interest rate Swap Contracts during such period, excluding reimbursement of legal fees and other similar transaction costs and excluding payments required by reason of the early termination of interest rate Swap Contracts in effect on the Closing Date, plus (c) all fees, including letter of credit or bankers’ acceptance fees and expenses, (but excluding reimbursement of legal fees), plus (d) the amortization of financing costs in connection with Indebtedness. “Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan and the Initial Term Loan Maturity Date or the Revolving Termination Date (as applicable), (b) as to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan and the Revolving Termination Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates, and (c) as to any Base Rate Loan (including a Swingline Loan), the last day of each March, June, September and December and the Initial Term Loan Maturity Date or the Revolving Termination Date (as applicable). “Interest Period” means, as to any Eurocurrency Rate Loan, (a) initially, the period commencing

29 on the borrowing date, as the case may be, with respect to such Eurocurrency Rate Loan, and ending one, three or six (or, if agreed to by all Lenders under the relevant Facility, twelve) months thereafter (in each case, subject to the availability for the Benchmark applicable to such Loan for any Agreed Currency); and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurocurrency Rate Loan, and ending one, three or six (or, if agreed to by all Lenders under the relevant Facility, twelve) months thereafter (in each case, subject to the availability for the Benchmark applicable to such Loan for any Agreed Currency), as selected by the Company by irrevocable notice to the Administrative Agent not later than 11:00 A.M., Local Time, on the date that is (i) three Business Days (in the case of Eurocurrency Rate Loans denominated in Dollars) and (ii) four Business Days (in the case of Eurocurrency Rate Loans denominated in Alternative Currencies) prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following: (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day; (ii) the Borrowers may not select an Interest Period under a particular Facility that would extend beyond the Revolving Termination Date or beyond the date final payment is due on the relevant Initial Term Loans, as the case may be; (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (iv) the Borrowers shall select Interest Periods so as not to require a payment or prepayment of any Eurocurrency Rate Loan during an Interest Period for such Loan; (v) six and twelve month Interest Periods shall not be available for Loans denominated in Canadian Dollars; and (vi) no tenor that has been removed from this definition pursuant to Section 2.16(f) shall be available for specification in the relevant borrowing request. “Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Company’s internal controls over financial reporting, in each case as described in the Securities Laws. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent demonstrable error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Relevant Screen Rate for the longest period (for which that Relevant Screen Rate is available in the applicable currency) that is shorter than the Impacted Interest Period and (b) the Relevant Screen Rate for the shortest period (for which that Relevant Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person,

30 including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “IP Rights” has the meaning specified in Section 5.18. “IRS” means the United States Internal Revenue Service. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuing Lender” means each of JPMorgan Chase Bank, N.A., PNC Bank, N.A. and Wells Fargo Bank, National Association and any other Revolving Lender approved by the Administrative Agent and the applicable Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective affiliates or branch offices, in each case in its capacity as issuer of any Letter of Credit or BA. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender. “Joint Lead Arrangers” means JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, N.A. and Wells Fargo Securities, LLC, in their capacities as joint lead arrangers and joint bookrunners. “JPMorgan” means JPMorgan Chase Bank, N.A. “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including in respect of any Incremental Facility. “Law” means, as to any Person, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “L/C-B/A Commitment” means $40,000,000. “L/C-B/A Credit Extension” means, with respect to any Letter of Credit or Bankers’ Acceptance, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C-B/A Exposure” means at any time, the total L/C-B/A Obligations. The L/C-B/A Exposure of any Revolving Lender at any time shall be its Revolving Percentage of the total L/C-B/A Exposure at such time.

31 “L/C-B/A Obligations” means at any time, an amount equal to the sum of (a) the Dollar Equivalent of the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and Bankers’ Acceptances and (b) the Dollar Equivalent of the aggregate amount of drawings under Letters of Credit and Bankers’ Acceptances that have not then been reimbursed pursuant to Section 3.05. “L/C-B/A Participants” means the collective reference to all the Revolving Lenders other than the Issuing Lender. “Lender” has the meaning specified in the introductory paragraphs hereto and, as the context requires, includes the Swingline Lender. “Lender Parent” means with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary. “Lender-Related Person” has the meaning assigned to such term in Section 10.05. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent. “Letter of Credit” means any letter of credit issued hereunder and shall include the Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. “Letter of Credit-B/A Expiration Date” means the day that is five days prior to the Revolving Termination Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “LIBO Interpolated Rate” means, at any time, with respect to any Eurocurrency Borrowing denominated in Dollars and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available for the applicable Agreed Currency) that is shorter than the Impacted LIBO Rate Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available for the applicable Agreed Currency) that exceeds the Impacted LIBO Rate Interest Period, in each case, at such time; provided that, if any LIBO Interpolated Rate shall be less than 0.50%, such rate shall be deemed to be 0.50% for the purposes of this Agreement. “LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in Dollars and for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that, if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted LIBO Rate Interest Period”) with respect to such Agreed Currency, then the LIBO Rate shall be the LIBO Interpolated Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurocurrency Borrowing denominated in Dollars and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for such Agreed Currency for a period equal in length to such Interest Period as displayed on such day and

32 time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that, if the LIBO Screen Rate as so determined would be less than 0.50%, such rate shall be deemed to be 0.50% for the purposes of this Agreement. “LIBOR” has the meaning assigned to such term in Section 1.10. “Lien” means, in any jurisdiction, any mortgage, pledge, hypothecation, assignment, exclusive license, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Liquidity” means, as of any date of determination, an amount equal to the sum of (a) the unrestricted cash on hand of the Company and its Subsidiaries on such date, plus (b) the result of (i) the Revolving Commitments in effect on such date, minus (ii) the Total Revolving Extensions of Credit on such date. “Loan” means any loan made by any Lender pursuant to this Agreement. “Loan Documents” means this Agreement, each Designated Borrower Request and Assumption Agreement, each Note, each of the Security Documents and, if applicable, any Intercreditor Agreement or any other agreement, instrument or document designated by its terms as a Loan Document. “Loan Parties” means, collectively, the Company, the German Borrower, each Designated Borrower and each Guarantor. “Local Time” means (a) in the case of a Loan, Borrowing or Letter of Credit disbursement denominated in Dollars, New York City time or (b) in the case of a Loan or Borrowing denominated in an Alternative Currency, local time at the place of funding (it being understood that such local time shall mean London, England time unless otherwise notified by the Administrative Agent). “Majority Facility Lenders” means with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Facility, prior to any termination of the Revolving Commitments, the holders of more than 50% of the Total Revolving Commitments). “Material Acquisition” means a Permitted Acquisition involving aggregate consideration in excess of $100,000,000. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, assets, liabilities (actual or contingent), condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents to which they are party; or (c) a material adverse effect upon the legality, validity, binding effect, enforceability or rights and remedies of the Administrative Agent or the Lenders against the Loan Parties under the Loan Documents.

33 “Material Rental Obligation” means the obligation of the Loan Parties to pay rent under any one or more operating leases with respect to any real or personal property that is material to the business of the Loan Parties and as to which the aggregate amount of all rents payable during any fiscal year exceeds $4,000,000. “Maturity Date” means the Initial Term Loan Maturity Date, the Incremental Term Maturity Date with respect to Incremental Term Loans or the Revolving Termination Date, and any amendment or extension of the foregoing with respect to all or a portion of any Loans or Commitments as permitted hereunder. “Mexican Pesos” or the “Mex$” sign means the lawful currency of Mexico. “Modified Investment” has the meaning specified in Section 7.02(j). “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including a Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Net Cash Proceeds” means: (a) with respect to the sale of any asset by the Company or its Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such sale (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by such asset, so long as the lien securing such Indebtedness is permitted pursuant to Section 7.01, and that is required to be repaid in connection with the sale thereof (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses incurred by such Loan Party in connection with such sale and (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant asset sale as a result of any gain recognized in connection therewith; and (b) with respect to the sale of any capital stock or other equity interest or the incurrence of any Indebtedness by the Company or its Subsidiaries, the excess of (i) the sum of the cash and cash equivalents received in connection with such sale or incurrence over (ii) the underwriting discounts and commissions, and other out-of-pocket expenses, incurred by the Company or its Subsidiaries in connection with such sale or incurrence. “New Lender Supplement” has the meaning specified in Section 2.24(b). “Non-Cash Charges” means, with respect to any calculation of Consolidated Net Income for any period, all non-cash losses and charges deducted in such calculation, as determined in accordance with GAAP (excluding inventory and account receivable write-downs and charge-offs), including, without limitation, non-cash recognition of unrealized declines in the market value of marketable securities recorded in accordance with FASB Statement No. 115, non-cash asset impairment charges recorded in accordance with FASB Statement No. 142 and FASB Statement No. 144. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

34 “Non-Quoted Currency” means Canadian Dollars and Hong Kong Dollars. “Not Otherwise Applied” means, with reference to the Available Amount, the amount as of any date of determination that was not previously applied pursuant to Section 7.02(o), Section 7.06(e) (solely to the extent the Available Amount was utilized thereunder) and Section 7.06(f) (solely to the extent the Available Amount was utilized thereunder). “Note” means the collective reference to any promissory note evidencing Loans. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that, if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Company and its Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit or Bankers’ Acceptance or any Bank Product Obligations, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, existing on the Original Closing Date or thereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws, regardless of whether such interest and fees are allowed claims in such proceeding. “Organization Documents” means, (a) with respect to any entity incorporated in any U.S. jurisdiction (i) that is a corporation, the certificate or articles of incorporation and the bylaws; (ii) that is a limited liability company, the certificate or articles of formation or organization and operating agreement; and (iii) that is a partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity, or (b) with respect to any entity incorporated in any non-U.S. jurisdiction, the equivalent or comparable constitutive documents to those set forth in clause (a) above. “Original Closing Date” means April 7, 2021. “Other Connection Taxes” means, with respect to any Credit Party, Taxes imposed as a result of a present or former connection between such Credit Party and the jurisdiction imposing such Tax (other than connections arising from such Credit Party having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

35 “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.22). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurocurrency borrowings denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the NYFRB Rate and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Lenders, as the case may be, in accordance with banking industry rules on interbank compensation. “Participant” has the meaning specified in Section 10.06(c). “Participant Register” has the meaning specified in Section 10.06(c). “Participating Member State” means each state so described in any EMU Legislation. “Patent Agreement” means any grant of security interest in patents owned by any Loan Party, made by any Loan Party in favor of the Administrative Agent. “Payment” has the meaning assigned to it in Section 9.06(b). “Payment Notice” has the meaning assigned to it in Section 9.06(b). “PBGC” means the Pension Benefit Guaranty Corporation. “PCAOB” means the Public Company Accounting Oversight Board. “Pension Act” means the Pension Protection Act of 2006, as amended. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by any Borrower or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and Section 302 of ERISA. “Permitted Acquisition” has the meaning specified in Section 7.02(h).

36 “Permitted Encumbrances” means, with respect to each fee-owned or leasehold real property of the Company or any Subsidiary (or similar property interests under local law), those liens, encumbrances and other matters affecting title, zoning, building codes, land use and other similar Laws and municipal ordinances and other similar items, which in any such case, do not materially detract from the value of the property or impair, in any material respect, the use or ownership of such property for its intended purpose, in the ordinary course of business. “Permitted Securitization” means any receivables financing program providing for (i) the sale or contribution of trade receivables by the Company or its Subsidiaries to a Receivables Subsidiary in a transaction or series of transactions purporting to be sales, and (ii) the sale, transfer, conveyance, lien or pledge of, or granting a security interest in, such trade receivables by a Receivables Subsidiary to any other Person, in each case, without recourse for credit defaults to the Company and its Subsidiaries (other than the Receivables Subsidiaries). “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “PILOT Leases” means those certain leases between the Company and/or its Subsidiaries and the (i) the city of Lexington, Tennessee and (ii) the city of Chattanooga, Tennessee and the county of Hamilton, Tennessee and/or an authority or other designee of such entities in connection with the acquisition of new equipment and the relocation of certain existing equipment of the Company, its Subsidiaries or its Affiliates. All of such equipment will be used at the Company’s existing facilities located in the city of Lexington, Tennessee and the city of Chattanooga, Tennessee. “Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of any Borrower or any ERISA Affiliate or any such Plan to which any Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA. “Platform” has the meaning specified in Section 6.02. “Pledge Agreements” means the pledge agreements, between a Loan Party and the Administrative Agent, pursuant to which any Loan Party pledges any stock, other equity interests or intercompany notes held by it. “Post-Acquisition Period” means, with respect to any Material Acquisition, the period beginning on the date such transaction is consummated and ending on the last day of the fourth full consecutive fiscal quarter (or eighth full consecutive quarter in respect of the Specified Acquisition) immediately following the date on which such transaction is consummated. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

37 “Pro Forma Adjustment” means, with respect to any Material Acquisition (including, for the avoidance of doubt, the Specified Acquisition), for any period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, the pro forma increase or decrease (for the avoidance of doubt, net of any such increase or decrease actually realized and including any S-X Adjustments) in Consolidated EBITDA (including the portion thereof attributable to any assets (including Equity Interests) sold or acquired) certified by a Responsible Officer of the Company as having been determined in good faith to be reasonably anticipated to be realized within 12 months following any such Material Acquisition (or 24 months with respect to the Specified Acquisition) as a result of (a) actions taken or expected to be taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or cost synergies or (b) any additional costs incurred during such Post-Acquisition Period to achieve such cost savings, reductions and cost synergies, in each case in connection with the combination of the operations of the assets acquired with the operations of the Company and the Subsidiaries; provided that, so long as such actions are taken or expected to be taken prior to or during such Post-Acquisition Period or such costs are incurred prior to or during such Post- Acquisition Period, as applicable, the cost savings and cost synergies related to such actions or such additional costs, as applicable, may be assumed, for purposes of projecting such pro forma increase or decrease to such Consolidated EBITDA to be realized during the entirety, or, in the case of, additional costs, as applicable, to be incurred during the entirety of such applicable period of determination; provided, further, that any such pro forma increase or decrease to Consolidated EBITDA shall be without duplication for cost savings, cost synergies or additional costs already included in Consolidated EBITDA for such period of determination. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “Protected Person” has the meaning specified in Section 10.05. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 10.21. “Quotation Day” means with respect to any Eurocurrency Rate Loan for any Interest Period, (i) if the currency is Canadian Dollars or Hong Kong Dollars, the first day of such Interest Period, (ii) if the currency is Euro, two TARGET Days before the first day of such Interest Period, (iii) for any other currency, two Business Days prior to the commencement of such Interest Period (unless, in each case, market practice differs in the relevant market where the Eurocurrency Rate for such currency is to be determined, in which case the Quotation Day will be determined by the Administrative Agent in accordance with market practice in such market (and if quotations would normally be given on more than one day, then the Quotation Day will be the last of those days)). “Ratio Incremental Amounts” has the meaning specified in the definition of “Available Incremental Amount.” “Receivables Subsidiary” means any special purpose, bankruptcy remote wholly-owned subsidiary of the Company formed for the sole and exclusive purpose of engaging in activities in

38 connection with the financing of trade receivables in connection with and pursuant to a Permitted Securitization. “Recipient” means the Administrative Agent, any Lender (including the Swingline Lender), the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Recovery Event” means any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Loan Party. “Reference Period” means, as of any date of determination, the period of four consecutive fiscal quarters of the Company and its Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four consecutive fiscal quarters most recently ended (in each case treated as a single accounting period). “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBO Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, (2) if such Benchmark is EURIBOR Rate, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, (3) if such Benchmark is TIBOR Rate, 11:00 a.m. Japan time two Business Days preceding the date of such setting, and (4) if such Benchmark is none of the LIBO Rate, the EURIBOR Rate or the TIBOR Rate, the time determined by the Administrative Agent in its reasonable discretion. “Refunded Swingline Loans” has the meaning specified in Section 2.07. “Register” has the meaning specified in Section 10.06(b)(iv). “Registered Equivalent Notes” means, with respect to any bonds, notes, debentures or similar instruments originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar for dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Registered Public Accounting Firm” has the meaning specified in the Securities Laws and shall be independent of the Company as prescribed by the Securities Laws. “Reimbursement Obligation” means the obligation of the applicable Borrower to reimburse the Issuing Lender pursuant to Section 3.05 for amounts drawn under Letters of Credit and Bankers’ Acceptances. “Reinvestment Deferred Amount” means with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Company or any Subsidiary in connection therewith that are not applied to prepay the Initial Term Loans pursuant to Section 2.11(b) as a result of the delivery of a Reinvestment Notice. “Reinvestment Event” means any Disposition or Recovery Event in respect of which the Company has delivered a Reinvestment Notice. “Reinvestment Notice” means a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Company (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Disposition or Recovery Event to acquire or repair assets (other than current assets) useful in its business.

39 “Reinvestment Prepayment Amount” means with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets (other than current assets) useful in the Company’s business. “Reinvestment Prepayment Date” means with respect to any Reinvestment Event, the earlier of (a) the date occurring 12 months after such Reinvestment Event and (b) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire or repair assets (other than current assets) useful in the Company’s business with all or any portion of the relevant Reinvestment Deferred Amount. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (iv) with respect to a Benchmark Replacement in respect of Loans denominated in Swiss Francs, the Swiss National Bank, or a committee officially endorsed or convened by the Swiss National Bank or, in each case, any successor thereto, (v) with respect to a Benchmark Replacement in respect of Loans denominated in Yen, the Bank of Japan, or a committee officially endorsed or convened by the Bank of Japan or, in each case, any successor thereto, and (vi) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof. “Relevant Rate” means (i) with respect to any Eurocurrency Borrowing denominated in Dollars, the LIBO Rate, (ii) with respect to any Borrowing denominated in Sterling or Swiss Francs, the applicable Daily Simple RFR, (iii) with respect to any Eurocurrency Borrowing denominated in Canadian Dollars, the CDOR Rate, (iv) with respect to any Eurocurrency Borrowing denominated in Euros, the EURIBOR Rate, (v) with respect to any Eurocurrency Borrowing denominated in Hong Kong Dollars, the HIBOR Rate or (vi) with respect to any Eurocurrency Borrowing denominated in Yen, the TIBOR Rate, as applicable. “Relevant Screen Rate” means the LIBO Screen Rate, the CDOR Screen Rate, the EURIBOR Screen Rate, the TIBOR Screen Rate, the HIBOR Screen Rate or such other applicable rate on the appropriate page of such information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion, as applicable. “Reportable Event” means, with respect to any Plan, any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

40 “Repricing Transaction” means (a) any prepayment or repayment of the Initial Term Loans with the proceeds of a concurrent incurrence of Indebtedness by the Borrowers in the form of any long-term bank debt financing or any other financing similar to such Initial Term Loans, or any conversion of any portion of the Initial Term Loans into any new or replacement tranche of Term Loans, in respect of which the all-in yield is, on the date of such prepayment, lower than the all-in yield on such Initial Term Loans (calculated by the Administrative Agent in accordance with standard market practice, taking into account, in each case, the Eurocurrency Rate floor in the definition of such term herein and any interest rate floor applicable to such financing, if applicable on such date, the Applicable Rate hereunder and the interest rate spreads under such Indebtedness, and any original issue discount and upfront fees applicable to or payable in respect of such Initial Term Loans and such Indebtedness (but excluding arrangement, structuring, underwriting, commitment, amendment or other fees regardless of whether paid in whole or in part to any or all lenders of such Indebtedness and any other fees that are not paid generally to all lenders of such Indebtedness)) or (b) any amendment to this Agreement that reduces the effective interest rate applicable to the Initial Term Loans. Notwithstanding the foregoing, it is understood and agreed that any such financing transaction consummated in connection with a Change of Control, or an acquisition that is otherwise not permitted pursuant to this Agreement, will not in any event constitute a Repricing Transaction. For purposes of this definition, original issue discount and upfront fees shall be equated to interest based on an assumed four-year life to maturity (or, if less, the actual life to maturity). “Required Lenders” at any time, the holders of more than 50% of the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding; provided that the Commitment of, and the portion of the Total Revolving Extensions of Credit held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Required Revolving Lenders” at any time, the holders of more than 50% of the sum of the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding; provided that the Commitment of, and the portion of the Total Revolving Extensions of Credit held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, managing director, chief financial officer, treasurer, secretary, assistant treasurer or controller of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means (i) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of, or other equity interest in, any Loan Party or any of its Subsidiaries now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any

41 outstanding warrants, options or other rights to acquire shares of any class of stock of, or other equity interest in, any Loan Party or any of its Subsidiaries, (iv) any payment or prepayment of principal of, or redemption purchase, retirement, defeasance (including economic or legal defeasance), sinking fund or similar payment with respect to any intercompany Indebtedness owing by the Company or any Subsidiary, (v) any voluntary principal prepayments, redemptions, retirement, defeasance, sinking funds or similar payment with respect to the Indebtedness permitted under Section 7.03(f), and (vi) any payment made to any Affiliates of any Loan Party or any of its Subsidiaries in respect of management, consulting or other similar services provided to any Loan Party or any of its Subsidiaries. “Retained Excess Cash Flow Amount” means, at any date of determination, an amount, not less than zero, determined on a cumulative basis equal to the amount of Excess Cash Flow, for all completed fiscal years ending on or after March 31, 2022 (treated as a single accounting period) for which the Excess Cash Flow Application Date has occurred, that was not required to be applied to prepay the Loans in accordance with Section 2.11(c), other than any portion of such amount that was not required to be applied to prepay the Loans by reason of Section 2.11(c)(y). “Revaluation Date” means (a) with respect to any Loan denominated in any Alternative Currency, each date specified in Section 1.05(d); and (b) with respect to any Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency, each date specified in Section 1.05(c). “Revolving Commitment” means, collectively as to any Lender, (a) the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof and (b) any Incremental Revolving Commitments of such Lender. The original amount of the Total Revolving Commitments on the Closing Date is $100,000,000. “Revolving Commitment Period” means the period from and including the Closing Date to the Revolving Termination Date. “Revolving Extensions of Credit” means as to any Revolving Lender at any time, an amount equal to the sum of the Dollar Equivalent (a) of the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) such Lender’s Revolving Percentage of the L/C-B/A Obligations then outstanding and (c) such Lender’s Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding. “Revolving Lender” means each Lender that has a Revolving Commitment or that holds Revolving Loans. “Revolving Loans” has the meaning specified in Section 2.04(a). “Revolving Percentage” means as to any Revolving Lender at any time, the percentage which such Lender’s Revolving Commitment then constitutes of the Total Revolving Commitments or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding, provided that, in the event that the Revolving Loans are paid in full prior to the reduction to zero of the Total Revolving Extensions of Credit, the Revolving Percentages shall be determined in a manner designed to ensure that the other outstanding Revolving Extensions of Credit shall be held by the Revolving Lenders on a comparable basis. Notwithstanding the foregoing, in the case of Section 2.23 when a Defaulting Lender shall exist,

42 Revolving Percentages shall be determined without regard to any Defaulting Lender’s Revolving Commitment. “Revolving Termination Date” means the date that is five years after the Closing Date. “RFR” means, for any RFR Loan denominated in (a) Sterling, SONIA and (b) Swiss Francs, SARON. “RFR Administrator” means the SONIA Administrator or the SARON Administrator. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day” means, for any Loan denominated in (a) Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London and (b) Swiss Francs, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for the settlement of payments and foreign exchange transactions in Zurich. “RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”. “RFR Loan” means a Loan that bears interest at a rate based on Daily Simple RFR. “Sanctioned Country” means at any time, a region, country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine). “Sanctioned Person” means at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons. “Sanction(s)” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or the Netherlands, provided that with respect to any Person subject to the laws of Germany only such sanctions as imposed, administered, or enforced from time to time by the Federal Republic of Germany shall be included. “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002. “SARON” means, with respect to any Business Day, a rate per annum equal to the Swiss Average Rate Overnight for such Business Day published by the SARON Administrator on the SARON Administrator’s Website. “SARON Administrator” means the SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight). “SARON Administrator’s Website” means SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time.

43 “Screen Rate” means the Relevant Screen Rates collectively and individually as the context may require. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) an amount equal to (i) Total Funded Indebtedness (which shall include the L/C-B/A Obligations, other than the L/C- B/A Obligations relating to commercial letters of credit) of the Company and its Subsidiaries outstanding on such date and secured by Liens on the assets of the Company or any Subsidiary, less (ii) Indebtedness in respect of Guarantees by the Company permitted under Section 7.03(k), less (iii) unrestricted cash on hand of the Company and its Subsidiaries on such date to (b) Consolidated EBITDA for the Reference Period ended on such date; provided that, in the event of a Permitted Acquisition during any Reference Period, the foregoing ratio shall be calculated on a pro forma basis as if such Acquisition had occurred on the first day of such Reference Period, with such pro forma adjustments (i) as may be required or permitted to be reflected in pro forma financial statements pursuant to Article 11 of Regulation S-X (“S-X Adjustments”) or (ii) as may otherwise be reasonably satisfactory to the Administrative Agent. “Secured Ratio Incremental Amount” has the meaning specified in the definition of “Available Incremental Amount.” “Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB. “Security Documents” means collectively, the Guarantee Agreement, the U.S. Security Agreement, the Pledge Agreements, the Environmental Indemnity Agreement, the Intellectual Property Security Agreements, any assignments of intercompany Indebtedness and all other security agreements, UCC financing statements, and any other instruments or documents required by the Administrative Agent to be executed or delivered hereunder to secure the Obligations. “Senior Indebtedness” has the meaning assigned to it in Section 10.01. “Significant Subsidiary” means any Subsidiary of the Company which accounts for more than fifteen percent of one or more of: (a) the book value of the consolidated assets of the Company and its Subsidiaries; or (b) the consolidated revenues of the Company and its Subsidiaries, all as shown in the financial statements most recently delivered under Section 6.01(a) or (b); provided that, if at any time the aggregate amount of the book value of consolidated assets or consolidated revenues attributable to all Subsidiaries that are not Significant Subsidiaries exceeds fifteen percent of the book value of the consolidated assets or the consolidated revenues of the Company and its Subsidiaries, the Company shall, within ten (10) days after the delivery of the applicable Compliance Certificate pursuant to Section 6.02(a), designate sufficient Subsidiaries as “Significant Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Significant Subsidiaries. The failure of Company to designate sufficient Subsidiaries as “Significant Subsidiaries” in accordance with the sentence above shall constitute an Event of Default under Article VIII (subject to the grace periods specified therein).

44 “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvent” means, with respect to any Person on a particular date, that, at fair valuations, (a) the sum of such Person’s assets is greater than (x) all of such Person’s consolidated liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) and (y) the amount required to pay such liabilities as they become absolute, matured or otherwise become due in the normal course of business, (b) such Person has the ability to pay its debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute, matured or otherwise become due in the normal course of business and (c) such Person does not have an unreasonably small amount of capital with which to conduct its business. “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day; provided that, if SONIA shall be less than 0.50%, such rate shall be deemed to be 0.50% for the purposes of this Agreement. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Specified Acquisition” means the acquisition of Dorner pursuant to the Acquisition Agreement. “Specified Time” means (i) in relation to a Loan in Canadian Dollars, as of 11:00 a.m. Toronto, Ontario time and (ii) in relation to a Loan in Hong Kong Dollars, as of 11:30 a.m., Hong Kong time. “Spot Rate” for a currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Administrative Agent is subject with

45 respect to the Eurocurrency Rate, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentage shall include those imposed pursuant to Regulation D. Eurocurrency Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. “Supported QFC” has the meaning assigned to it in Section 10.21. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 in an aggregate principal amount at any one time outstanding not to exceed $10,000,000. For the avoidance of doubt, Swingline Loans shall be denominated in Dollars. “Swingline Exposure” means at any time, the sum of the aggregate amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Revolving Lender at any time shall be the

46 sum of (a) its Revolving Percentage of the total Swingline Exposure at such time related to Swingline Loans other than any Swingline Loans made by such Lender in its capacity as a Swingline Lender and (b) if such Lender shall be a Swingline Lender, the principal amount of all Swingline Loans made by such Lender outstanding at such time (to the extent that the other Revolving Lenders shall not have funded their participations in such Swingline Loans). “Swingline Lender” means JPMorgan Chase Bank, N.A. “Swingline Loans” has the meaning specified in Section 2.06. “Swingline Participation Amount” has the meaning specified in Section 2.07(c). “Swiss Franc” means the lawful currency of Switzerland. “S-X Adjustments” has the meaning specified in the definition of “Secured Leverage Ratio.” “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Commitment” means, collectively as to any Lender, (a) the Initial Term Commitment and (b) any Incremental Term Commitment of such Lender. “Term Lenders” means the collective reference to the Initial Term Lenders and the Incremental Term Lenders. “Term Loans” means, collectively, the Initial Term Loans, and, unless the context requires, any Incremental Term Loans. “Term Rate” has the meaning specified in Section 2.16. “Term Rate Loans” has the meaning specified in Section 2.16. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

47 “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Company of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.16 that is not Term SOFR. “Threshold Amount” means $20,000,000. “TIBOR Interpolated Rate” means, at any time, with respect to any Eurocurrency Borrowing denominated in Yen and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the TIBOR Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the TIBOR Screen Rate for the longest period (for which the TIBOR Screen Rate is available for Yen) that is shorter than the Impacted TIBOR Rate Interest Period; and (b) the TIBOR Screen Rate for the shortest period (for which the TIBOR Screen Rate is available for Yen) that exceeds the Impacted TIBOR Rate Interest Period, in each case, at such time; provided that, if any TIBOR Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “TIBOR Rate” means, with respect to any Eurocurrency Borrowing denominated in Yen and for any Interest Period, the TIBOR Screen Rate at approximately 11:00 a.m., Japan time, two Business Days prior to the commencement of such Interest Period; provided that, if the TIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted TIBOR Rate Interest Period”) with respect to Yen then the TIBOR Rate shall be the TIBOR Interpolated Rate. “TIBOR Screen Rate” means the Tokyo interbank offered rate administered by the Ippan Shadan Hojin JBA TIBOR Administration (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on page DTIBOR01 of the Reuters screen (or, in the event such rate does not appear on such Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as selected by the Administrative Agent from time to time in its reasonable discretion) as of 11:00 a.m. Japan time two Business Days prior to the commencement of such Interest Period. If the TIBOR Screen Rate shall be less than 0.50%, the TIBOR Screen Rate shall be deemed to be 0.50% for purposes of this Agreement. “Total Funded Indebtedness” means, with respect to the Company and its Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Lease Obligations or any Capital Lease Obligations, and (iv) the maximum drawing amount of all standby letters of credit outstanding and the maximum stated amount of all bankers’ acceptances outstanding, plus (b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by the Company or any of its Subsidiaries. For the avoidance of doubt, net obligations of the Company and its Subsidiaries under any Swap Contract shall not constitute Total Funded Indebtedness. “Total Leverage Ratio” means, as of any date of determination, the ratio of (a) an amount equal to (i) Total Funded Indebtedness (which shall include the L/C-B/A Obligations, other than the L/C-B/A

48 Obligations relating to commercial letters of credit) of the Company and its Subsidiaries outstanding on such date, less (ii) Indebtedness in respect of Guarantees by the Company permitted under Section 7.03(k), less (iii) unrestricted cash on hand of the Company and its Subsidiaries on such date to (b) Consolidated EBITDA for the Reference Period ended on such date; provided that, in the event of a Permitted Acquisition made during any Reference Period, the foregoing ratio shall be calculated on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Reference Period, with such pro forma adjustments (i) constituting S-X Adjustments or (ii) as may otherwise be reasonably satisfactory to the Administrative Agent. “Total Revolving Commitments” means at any time, the aggregate amount of the Revolving Commitments (including Incremental Revolving Commitments) then in effect. “Total Revolving Extensions of Credit” means at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders outstanding at such time. “Trademark Agreement” means any grant of security interest in trademarks owned by any Loan Party, made by any Loan Party in favor of the Administrative Agent, or any of its predecessors. “Transaction Costs” means all premiums, fees, costs and expenses incurred or payable by or on behalf of the Company, the Borrowers or any Subsidiary in connection with the Transactions (including, without limitation, any prepayment premiums, bonuses, foreign currency hedging costs incurred in connection with the consideration for the Transactions and any loan forgiveness and associated tax gross up payments and fees) or in connection with the negotiation, execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, including to fund any original issue discount, upfront fees or legal fees and to grant and perfect any security interests. “Transactions” means (a) the borrowing of the loans under the Existing Credit Agreement on the Original Closing Date, (b) the termination of the certain Credit Agreement, dated as of January 31, 2017 (as amended by the First Amendment, dated as of February 26, 2018, the Second Amendment, dated as of August 26, 2020, and as further amended, supplemented or otherwise modified from time to time), among the Company, the German Borrower, certain Subsidiaries of the Company party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, and the other lenders and agents party thereto and repayment of all amounts owed thereunder (other than certain letters of credit) substantially simultaneously with the occurrence of the Original Closing Date, (c) the Specified Acquisition and (d) the payment of Transaction Costs. “Type” means, with respect to a Revolving Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan or an RFR Loan. “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non- perfection or priority. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).

49 “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” and “U.S.” mean the United States of America. “Unsecured Ratio Incremental Amount” has the meaning specified in the definition of “Available Incremental Amount.” “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Security Agreement” means that certain U.S. Security Agreement, dated the Original Closing Date, from the Company and certain Subsidiaries to the Administrative Agent, as amended, modified and/or restated from time to time. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 10.21. “U.S. Tax Compliance Certificate” has the meaning specified in Section 2.19(f)(iii). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” and “¥” mean the lawful currency of Japan. 1.02. Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from

50 time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.03. Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrowers and their Subsidiaries shall be deemed to be carried at the lesser of (x) 100% of the outstanding principal amount thereof and (y) the then-applicable accreted value thereof, and the effects of FASB ASC 825 and FASB ASC 470-2064 on financial liabilities shall be disregarded. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. 1.04. Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component,

51 carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05. Exchange Rates; Currency Equivalents. (a) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan, an RFR Loan or the issuance, amendment or extension of a Letter of Credit or Bankers’ Acceptance, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Eurocurrency Rate Loan, RFR Loan or Letter of Credit or Bankers’ Acceptance is denominated in an Alternative Currency, such Borrowing, Eurocurrency Rate Loan, RFR Loan or Letter of Credit or Bankers’ Acceptance shall be the relevant Dollar Equivalent of such Alternative Currency amount, as determined by the Administrative Agent. (b) The Administrative Agent shall determine the Dollar Equivalent of any Alternative Currency Letter of Credit or Bankers’ Acceptance or Borrowing denominated in an Alternative Currency in accordance with the terms set forth herein, and a determination thereof by the Administrative Agent shall be presumptively correct absent demonstrable error. The Administrative Agent may, but shall not be obligated to, rely on any determination made by any Borrower in any document delivered to the Administrative Agent. (c) The Administrative Agent shall determine the Dollar Equivalent of any Alternative Currency Letter of Credit or Bankers’ Acceptance as of (i) a date on or about the date on which the applicable Issuing Lender receives a request from the applicable Borrower for the issuance of such Letter of Credit or Bankers’ Acceptance, (ii) each subsequent date on which such Letter of Credit or Bankers’ Acceptance shall be renewed or extended or the stated amount of such Letter of Credit or Bankers’ Acceptance shall be increased, (iii) the first Business Day of each month and (iv) any additional date as the Administrative Agent may determine at any time when an Event of Default exists, and each such amount shall be the Dollar Equivalent of such Letter of Credit until the next required calculation thereof pursuant to this Section 1.05(c). (d) The Administrative Agent shall determine the Dollar Equivalent of any Borrowing not denominated in Dollars as of (i) a date on or about the date on which the Administrative Agent receives a notice of Borrowing in respect of such Borrowing, (ii) as of the date of the commencement of each Interest Period after the initial Interest Period therefor and (iii) during the continuance of an Event of Default, as reasonably requested by the Administrative Agent, (x) in the case of clause (ii) above, on the date that is two Business Days prior to the date on which the applicable Interest Period shall commence, and (y) in the case of clause (iii) above, on the date of determination, and each such amount shall be the Dollar Equivalent of such Borrowing until the next required calculation thereof pursuant to this Section 1.05(d). (e) The Administrative Agent shall notify the Borrowers, the Lenders and the applicable Issuing Lender of each such determination on the applicable Revaluation Date or promptly thereafter and revaluation of the Dollar Equivalent of each Letter of Credit or Bankers’ Acceptance and Borrowing made pursuant to this Section 1.05. (f) The Administrative Agent may set up appropriate rounding-off mechanisms or otherwise round off amounts pursuant to this Section 1.05 to the nearest higher or lower amount in whole dollars or cents to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole dollars or in whole cents, as may be necessary or appropriate.

52 (g) For purposes of determining compliance with Articles VI and VII (other than with respect to Section 7.11, which shall be determined based on the foreign exchange rates used to produce the applicable financial statements relating to such test date), with respect to any amount in currency other than Dollars, amounts shall be deemed to be the Dollar Equivalent thereof determined for such currency in relation to Dollars in effect on the date that is two Business Days prior to the date on which such amounts were incurred or disposed of or such failure to pay occurred or judgment or order was rendered, as applicable. 1.06. Additional Alternative Currencies. (a) The Company may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit or Bankers’ Acceptances be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit or Bankers’ Acceptances, such request shall be subject to the approval of the Administrative Agent and the applicable Issuing Lender. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 15 Business Days prior to the date of the desired Revolving Extensions of Credit (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit or Bankers’ Acceptances, the applicable Issuing Lender, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit or Bankers’ Acceptances, the Administrative Agent shall promptly notify the applicable Issuing Lender thereof. Each Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the applicable Issuing Lender (in the case of a request pertaining to Letters of Credit or Bankers’ Acceptances) shall notify the Administrative Agent, not later than 11:00 a.m., 13 Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit or Bankers’ Acceptances, as the case may be, in such requested currency. (c) Any failure by a Lender or the applicable Issuing Lender, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Lender or the applicable Issuing Lender, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit or Bankers’ Acceptances to be issued in such requested currency. If the Administrative Agent and all the Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Borrowings of Eurocurrency Rate Loans; and if the Administrative Agent and the applicable Issuing Lender consent to the issuance of Letters of Credit or Bankers’ Acceptances in such requested currency, the Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit or Bankers’ Acceptance issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Company. Any specified currency of an Existing Letter of Credit or Existing Bankers’ Acceptance that is neither Dollars nor one of the Alternative Currencies specifically listed in the definition of “Alternative Currency” shall be deemed an Alternative Currency with respect to such Existing Letter of Credit or Existing Bankers’ Acceptance only.

53 1.07. Change of Currency. (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the Closing Date shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that, if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 1.08. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time in the United States (daylight or standard, as applicable). 1.09. Letter of Credit or Bankers’ Acceptance Amounts. Unless otherwise specified herein, the amount of a Letter of Credit or Bankers’ Acceptance at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit or Bankers’ Acceptance in effect at such time; provided, however, that with respect to any Letter of Credit or Bankers’ Acceptance that, by its terms, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit or Bankers’ Acceptance shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit or Bankers’ Acceptance after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.10. Interest Rates; LIBOR Notification. The interest rate on a Loan denominated in dollars or an Alternative Currency may be derived from an interest rate benchmark that is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that: (a) immediately after December 31, 2021, publication of all seven Euro LIBOR settings, all seven Swiss Franc LIBOR settings, the spot next, 1-week, 2-month and 12-month Japanese Yen LIBOR settings, the overnight, 1-week, 2-month and 12-month British Pound Sterling LIBOR settings, and the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; immediately after December 31, 2021, the 1-month, 3-month and 6-month Japanese Yen LIBOR settings and the 1-month, 3-month and 6-month British Pound Sterling LIBOR settings will

54 cease to be provided or, subject to consultation by the FCA, be provided on a changed methodology (or “synthetic”) basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored; and immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-In Election, Section 2.16(c) and (d) provide a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.16(f), of any change to the reference rate upon which the interest rate on Eurocurrency Rate Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the Daily Simple RFR, LIBOR or other rates in the definition of “LIBO Rate” (or “EURIBOR Rate”, or “TIBOR Rate”, as applicable) or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.16(c) or (d), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.16(e)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the Daily Simple RFR, the LIBO Rate (or the EURIBOR Rate, or the TIBOR Rate, as applicable) or have the same volume or liquidity as did LIBOR (or the euro interbank offered rate, as applicable) prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any Daily Simple RFR, any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. 1.11. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. 1.12. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurocurrency Rate Loan”) or by Class and Type (e.g., a “Eurocurrency Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Loan Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Revolving Borrowing”). 1.13. Amendment and Restatement. The parties to this Agreement agree that, on the Closing Date, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement and the other Loan Documents are not intended to be, and shall not constitute, a novation. All “Initial Term Loans” made and “Obligations” incurred under the Existing Credit Agreement or the other Loan

55 Documents which are outstanding on the Closing Date shall continue as Initial Term Loans and Obligations, respectively, under (and shall be governed by the terms of) this Agreement and the other Loan Documents. The Liens and security interests as granted under the applicable Loan Documents securing the “Obligations” incurred under the Existing Credit Agreement are in all respects continuing and in full force and effect and are reaffirmed hereby. Without limiting the foregoing, upon the effectiveness of the amendment and restatement contemplated hereby on the Closing Date: (a) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Administrative Agent”, the “Credit Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, (b) the “Revolving Commitments” (as defined in the Existing Credit Agreement) shall be redesignated as Revolving Commitments hereunder as set forth on Schedule 2.01, (c) the Administrative Agent shall make such other reallocations, sales, assignments or other relevant actions in respect of each Revolving Lender’s credit exposure under the Existing Credit Agreement as are necessary in order that each such Revolving Lender’s L/C-B/A Exposure and outstanding Revolving Loans hereunder reflects such Lender’s Revolving Percentage of the outstanding aggregate L/C-B/A Exposure and outstanding Revolving Loans on the Closing Date and (d) the Borrowers hereby agree to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Loans (including the “Eurocurrency Loans” under the Existing Credit Agreement) and such reallocation described above, in each case on the terms and in the manner set forth in Section 2.20 hereof. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 2.01. Term Loans. On the Original Closing Date, each Initial Term Lender made a term loan (an “Initial Term Loan”) in Dollars to the Company in a principal amount equal to its Initial Term Commitment. As of the Closing Date, the aggregate amount of Initial Term Loans outstanding is $450,000,000. 2.02. Procedure for Term Loan Borrowing. The Company shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent (i) in the case of a Base Rate Loan, prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Borrowing Date or (ii) in the case of a Eurocurrency Rate Loan, prior to 12:00 noon, New York City time, three Business Days prior to the anticipated Borrowing Date) requesting that the Term Lenders make the Term Loans on the Borrowing Date and in the amount specified in such notice. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Lender thereof. Not later than 12:00 noon, New York City time, on the requested Borrowing Date, each Term Lender shall make available to the Administrative Agent at the Lending Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall credit the account of the Company on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Term Lenders in immediately available funds. 2.03. Repayment of Term Loans. The Initial Term Loans made by each Initial Term Lender and outstanding on the Closing Date shall mature in consecutive quarterly installments on each March 31, June 30, September 30 and December 31, beginning on the last day of the first full fiscal quarter of the Company following the Closing Date, each of which shall be in an amount equal to 0.25% of such Initial Term Loan Lender’s Initial Term Percentage of the aggregate amount of Initial Term Loans outstanding on the Closing Date, with the balance of the Initial Term Loans being payable on the Initial Term Loan Maturity Date.

56 2.04. Revolving Commitments. (a) Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans (“Revolving Loans”), in Dollars or in any Alternative Currency (other than Mexican Pesos), to the Borrowers or any Designated Borrower, if applicable, from time to time during the Revolving Commitment Period; provided, however, that after giving effect to any Revolving Loan, (i) Total Revolving Extensions of Credit shall not exceed the Revolving Commitments, (ii) the Revolving Extensions of Credit of any Lender, plus the Dollar Equivalent of such Lender’s L/C-B/A Exposure then outstanding, plus such Lender’s Swingline Exposure then outstanding shall not exceed such Lender’s Revolving Commitment, (iii) Total Revolving Extensions of Credit denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit and (iv) Total Revolving Extensions of Credit to Foreign Borrowers shall not exceed the Foreign Borrower Sublimit. During the Revolving Commitment Period the Company or any Designated Borrower, if applicable, may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurocurrency Rate Loans, Base Rate Loans or RFR Loans, as determined by the Company or any Designated Borrower and notified to the Administrative Agent in accordance with Sections 2.05 and 2.12. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement. (b) Each Borrower or any Designated Borrower, if applicable, shall repay all the outstanding Revolving Loans extended to it on the Revolving Termination Date. 2.05. Procedure for Revolving Loan Borrowing. Each Borrower may borrow under the Revolving Commitments during the Revolving Commitment Period on any Business Day, provided that the applicable Borrower shall give the Administrative Agent irrevocable notice prior to (a) 12:00 noon, New York City time, three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Loans are to be Eurocurrency Rate Loans denominated in Dollars, (b) 11:00 A.M., London Time, four Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Loans are to be Eurocurrency Rate Loans or RFR Loans denominated in Alternative Currencies (other than Special Notice Currencies), (c) 11:00 A.M., London Time, five Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Loans are to be Eurocurrency Rate Loans denominated in a Special Notice Currency or (d) 12:00 noon, New York City time, on the requested Borrowing Date, with respect to Base Rate Loans (provided that any such notice of a borrowing of Base Rate Loans under the Revolving Facility to finance payments required by Section 3.05 may be given not later than 10:00 A.M., New York City time, on the date of the proposed borrowing), specifying (i) the amount, Class and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date, (iii) in the case of Eurocurrency Rate Loans, the amount of such Type of Loan and the length of the initial Interest Period therefor, (iv) the currency of the Revolving Loans to be borrowed, and (v) if applicable, the Designated Borrower. If the Company fails to specify a currency in such notice, then the Revolving Loans so requested shall be denominated in Dollars. Each borrowing under the Revolving Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Commitments are less than $500,000, such lesser amount) and (y) in the case of Eurocurrency Rate Loans or RFR Loans, $2,000,000 or a whole multiple of $500,000 in excess thereof (or the Dollar Equivalent thereof with respect to Loans in any Alternative Currency); provided, that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are Base Rate Loans in other amounts pursuant to Section 2.07. Upon receipt of any such notice from the applicable Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each Revolving Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of such Borrower at the Funding Office or any Applicable Payment

57 Office (in the case of a Loan denominated in an Alternative Currency) prior to (i) 11:00 A.M., New York City time in the case of Eurocurrency Rate Loans denominated in Dollars, (ii) 12:00 noon, London Time in the case of each Eurocurrency Rate Loan or RFR Loans denominated in an Alternative Currency (other than Swiss Francs) and 8:00 A.M., London Time in the case of each Eurocurrency Rate Loan denominated in Swiss Francs and (iii) 2:00 P.M., New York City time in the case of Base Rate Loans, on the Borrowing Date requested by such Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the applicable Borrower by the Administrative Agent crediting the account of the applicable Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent. 2.06. Swingline Commitment. (a) Subject to the terms and conditions hereof, from time to time during the Revolving Commitment Period, the Swingline Lender may at its sole discretion make a portion of the credit otherwise available to the Borrowers under the Revolving Commitments by making swing line loans (“Swingline Loans”) to the Company provided that (i) the sum of (x) the Swingline Exposure of the Swingline Lender (in its capacity as Swingline Lender and a Revolving Lender), (y) the Dollar Equivalent of the aggregate principal amount of outstanding Revolving Loans made by the Swingline Lender (in its capacity as a Revolving Lender) and (z) the Dollar Equivalent of the L/C-B/A Exposure of the Swingline Lender (in its capacity as a Revolving Lender) shall not exceed its Revolving Commitment then in effect, (ii) the sum of the outstanding Swingline Loans shall not exceed the Swingline Commitment, (iii) the applicable Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments would be less than zero, and (iv) Total Revolving Extensions of Credit to Foreign Borrowers shall not exceed the Foreign Borrower Sublimit. During the Revolving Commitment Period, the Company may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be Base Rate Loans only denominated in Dollars. (b) The Company shall repay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Termination Date and five Business Days after such Swingline Loan is made; provided that on each date that a Revolving Loan is borrowed, the Company shall repay all Swingline Loans then outstanding and the proceeds of any such Revolving Loans shall be applied by the Administrative Agent to repay any Swingline Loans outstanding. 2.07. Procedure for Swingline Borrowing; Refunding of Swingline Loans. (a) Whenever the Company desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period). Each borrowing under the Swingline Commitment shall be in an amount equal to $100,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loans available to the Company on such Borrowing Date by depositing such proceeds in the account of the Company with the Administrative Agent on such Borrowing Date in immediately available funds. (b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Company (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one Business Day’s notice given by the Swingline Lender no later than 12:00

58 Noon, New York City time, request each Revolving Lender to make, and each Revolving Lender hereby agrees to make, a Revolving Loan, in an amount equal to such Revolving Lender’s Revolving Percentage of the aggregate amount of the Swingline Loans (the “Refunded Swingline Loans”) outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. The Company irrevocably authorizes the Swingline Lender to charge the Company’s accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the extent amounts received from the Revolving Lenders are not sufficient to repay in full such Refunded Swingline Loans. (c) If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.07(b), one of the events described in Section 8.01(f) shall have occurred and be continuing with respect to the Company or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.07(b), each Revolving Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.07(b), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the “Swingline Participation Amount”) equal to (i) such Revolving Lender’s Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans of the Swingline Lender then outstanding that were to have been repaid with such Revolving Loans. (d) Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender’s Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its ratable portion of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender. (e) Each Revolving Lender’s obligation to make the Loans referred to in Section 2.07(b) and to purchase participating interests pursuant to Section 2.07(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Company may have against the Swingline Lender, the Company or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of the Company, (iv) any breach of this Agreement or any other Loan Document by the Company, any other Loan Party or any other Revolving Lender or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. 2.08. Commitment Fees, etc. (a) The Company agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period for

59 which payment is made, payable quarterly in arrears on each Fee Payment Date in Dollars, commencing on the first such date to occur after the Closing Date. (b) The Company agrees to pay to the Administrative Agent and the Joint Lead Arrangers the fees in the amounts and on the dates as set forth in any fee agreements with the Administrative Agent and the Joint Lead Arrangers and to perform any other obligations contained therein. 2.09. Termination or Reduction of Revolving Commitments. The Company shall have the right, upon not less than three Business Days’ notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to the Dollar Equivalent of $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Commitments then in effect. 2.10. Optional Prepayments. (a) Each Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty other than as set forth in Section 2.10(b), upon irrevocable notice delivered to the Administrative Agent no later than 11:00 A.M., New York City time, three Business Days prior thereto, in the case of Eurocurrency Rate Loans or RFR Loans, and no later than 11:00 A.M., New York City time, one Business Day prior thereto, in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurocurrency Rate Loans, RFR Loans or Base Rate Loans; provided, that if a Eurocurrency Rate Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, such Borrower shall also pay any amounts owing pursuant to Section 2.20. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are Base Rate Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Loans shall be in an aggregate principal amount of the Dollar Equivalent of $1,000,000 or a whole multiple thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.15 and any break funding payments required by Section 2.29. (b) In the event that, on or prior to the six month anniversary of the Closing Date, any Borrower (i) makes any prepayment of Initial Term Loans in connection with any Repricing Transaction or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction, the Company shall pay to the Administrative Agent, for the ratable account of each of the applicable Initial Term Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Initial Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable Initial Term Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction. 2.11. Mandatory Prepayments and Commitment Reductions. (a) If any Indebtedness shall be incurred by the Company or any Subsidiary (excluding any Indebtedness incurred in accordance with Section 7.03(a)-(s)), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Term Loans. (b) If on any date the Company or any Subsidiary shall receive Net Cash Proceeds from any single Disposition or Recovery Event, or series of related Disposition or Recovery Events,

60 exceeding $20,000,000 in the aggregate, then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans; provided that notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans. (c) If, for any fiscal year of the Company commencing with the fiscal year ending March 31, 2022 there shall be Excess Cash Flow, on the relevant Excess Cash Flow Application Date (defined below), an amount, equal to (x) the ECF Percentage of such Excess Cash Flow for such fiscal year minus (y) optional prepayment of the Loans (except prepayments of Revolving Loans that are not accompanied by a corresponding permanent reduction of Revolving Commitments) pursuant to Section 2.10(a) other than to the extent that any such prepayment is funded with the proceeds of Funded Debt, shall be applied toward the prepayment of the Term Loans as set forth in Section 2.11(d). Each such prepayment shall be made on a date (an “Excess Cash Flow Application Date”) no later than five days after the earlier of (i) the date on which the financial statements of the Company referred to in Section 6.01(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered. (d) The application of any prepayment pursuant to Section 2.11 shall be made, first, to Base Rate Loans and, second, to Eurocurrency Rate Loans and RFR Loans, on a pro rata basis. Each prepayment of the Loans under Section 2.11 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid. 2.12. Continuation Options. (a) Each Borrower may elect from time to time to convert Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the Business Day preceding the proposed conversion date. Each Borrower may elect from time to time to convert Base Rate Loans to Eurocurrency Rate Loans denominated in Dollars by giving the Administrative Agent prior irrevocable notice of such election no later than 11:00 A.M., New York City time, on the third Business Day preceding the proposed conversion date, provided that no Base Rate Loan under a particular Facility may be converted into a Eurocurrency Rate Loan denominated in Dollars when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. (b) Any Eurocurrency Rate Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by a Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term “Interest Period” set forth in Section 1.01, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurocurrency Rate Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations or (ii) if an Event of Default specified in Section 8.01(f) with respect to any Loan Party is in existence, and provided, further, that if the Company shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

61 (c) The Interest Period in effect on the Closing Date (immediately prior to the effectiveness of this Agreement) in respect of the Initial Term Loans shall continue until the expiration of such Interest Period on June 7, 2021. 2.13. Limitations on Eurocurrency Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings and continuations of Eurocurrency Rate Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurocurrency Rate Loans comprising each Eurocurrency Tranche shall be equal to $2,000,000 or a whole multiple of $500,000 in excess thereof (or the Dollar Equivalent thereof with respect to Loans in any Alternative Currency) and (b) no more than twelve Eurocurrency Tranches shall be outstanding at any one time. 2.14. Interest Rates and Payment Dates. (a) (i) Each Eurocurrency Rate Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the applicable Eurocurrency Rate determined for such day plus the Applicable Rate for the relevant Facility and (ii) each RFR Loan shall bear interest at a rate per annum equal to the applicable Daily Simple RFR plus the Applicable Rate. (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Rate for the relevant Facility. (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2%, (y) in the case of Reimbursement Obligations payable in Dollars, the rate applicable to Base Rate Loans, pursuant to the foregoing provisions of this Section, made under the Revolving Facility plus 2%, or (z) in the case of Reimbursement Obligations payable in Alternative Currencies, the rate applicable to Loans made in such Alternative Currency, pursuant to the foregoing provisions of this Section, made under the Revolving Facility plus 2% and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount (x) in the case of interest on Base Rate Loans, Reimbursement Obligations or other amount payable in Dollars, shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Facility plus 2%) or (y) in the case of interest on Eurocurrency Rate Loans, RFR Loans and Reimbursement Obligations or other amount payable in Alternative Currencies, shall bear interest at a rate per annum equal to the rate otherwise applicable Loans made in such Alternative Currency under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Loans made in such Alternative Currency under the Revolving Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment). (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand. 2.15. Computation of Interest and Fees.

62 (a) (i) Whenever interest and fees are calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365 (or 366, as the case may be) day year for the actual days elapsed, (ii) interest and fees with respect to RFR Loans shall be calculated on the basis of a 365-day year for the actual days elapsed and (iii) whenever Eurocurrency Rate Loans are denominated in Canadian Dollars or Hong Kong Dollars, interest and fees with respect to such Loans shall be calculated on the basis of a 365-day year for the actual days elapsed; and, otherwise, interest and fees shall be calculated on the basis of a 360-day year for the actual days elapsed (including, with respect to Eurocurrency Rate Loans denominated in Dollars, Euros and Yen). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. Upon request by any Borrower or any Lender, the Administrative Agent shall as soon as practicable notify such Borrower or such Lender of the relevant determination of the applicable interest rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Statutory Reserve Rate shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the applicable Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate. (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the applicable Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the applicable Borrower, deliver to the applicable Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.14(a). 2.16. Inability to Determine Interest Rate; Alternate Rate of Interest. (a) Subject to clauses (b), (c), (d), (e), (f) and (g) of this Section 2.16, if prior to the commencement of any Interest Period for a Eurocurrency Borrowing or if on any date for an RFR Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the applicable Eurocurrency Rate (including because the Relevant Screen Rate is not available or published on a current basis) or the applicable Daily Simple RFR or RFR, as applicable, for the applicable Agreed Currency and such Interest Period or payment period, as applicable; or (ii) the Administrative Agent is advised by the Required Lenders (or in the case of Loans denominated in a currency other than Dollars, the Required Revolving Lenders) that the applicable Eurocurrency Rate or the applicable Daily Simple RFR or RFR, as applicable, for the applicable Agreed Currency and such Interest Period or payment period, as applicable, will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency and such Interest Period or payment period, as applicable; then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any interest election request that requests the conversion of any Revolving Loans to, or continuation of any Revolving Loans as, a Eurocurrency Rate Loan shall be ineffective, (B) if any borrowing request requests a Eurocurrency Rate Revolving Loan in Dollars, such Borrowing shall be made as an Base Rate Borrowing and (C) if any borrowing request requests a Eurocurrency Borrowing or an RFR Borrowing for the relevant rate above in an Alternative Currency, then such request shall be ineffective;

63 provided that if the circumstances giving rise to such notice affect only one Class or Type of Borrowings, then all other Classes or Types, as applicable, of Borrowings shall be permitted. Furthermore, if any Eurocurrency Rate Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of the notice from the Administrative Agent referred to in this Section 2.16(a) with respect to a Relevant Rate applicable to such Eurocurrency Rate Loan or RFR Loan, then until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) if such Eurocurrency Rate Loan is denominated in Dollars, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, an Base Rate Loan denominated in Dollars on such day, (ii) if such Eurocurrency Rate Loan is denominated in any Agreed Currency other than Dollars, then such Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected Eurocurrency Rate Loans denominated in any Agreed Currency other than Dollars shall, at the Company’s election prior to such day: (A) be prepaid by the Company on such day or (B) solely for the purpose of calculating the interest rate applicable to such Eurocurrency Rate Loan, such Eurocurrency Rate Loan denominated in any Agreed Currency other than Dollars shall be deemed to be a Eurocurrency Rate Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Eurocurrency Rate Loans denominated in Dollars at such time or (iii) if such RFR Loan is denominated in any Agreed Currency other than Dollars, then such Loan shall bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected RFR Loans denominated in any Agreed Currency other than Dollars, at the Borrower’s election, shall either (A) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or (B) be prepaid in full immediately. (b) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then- current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in Dollars, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the

64 Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Company a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver any Term SOFR Notice after the occurrence of a Term SOFR Transition Event, and may do so in its sole discretion. (d) In connection with the implementation of a Benchmark Replacement and Daily Simple RFR, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (e) The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.16. (f) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then- current Benchmark is a term rate (including Term SOFR, LIBO Rate, EURIBOR Rate or TIBOR Rate) (such rates, “Term Rates” and any Loan with a Term Rate, a “Term Rate Loan”) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a Eurocurrency Borrowing or RFR Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or RFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) the Company will be deemed to have converted any request for a Eurocurrency Borrowing denominated in

65 Dollars into a request for a Borrowing of or conversion to Base Rate Loans or (y) any Eurocurrency Borrowing or RFR Borrowing denominated in an Alternative Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. Furthermore, if any Eurocurrency Rate Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Eurocurrency Rate Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.16, (i) if such Eurocurrency Rate Loan is denominated in Dollars, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, an Base Rate Loan denominated in Dollars on such day, (ii) if such Eurocurrency Rate Loan is denominated in any Agreed Currency other than Dollars, then such Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day) bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected Eurocurrency Rate Loans denominated in any Agreed Currency other than Dollars shall, at the Company’s election prior to such day: (A) be prepaid by the Company on such day or (B) solely for the purpose of calculating the interest rate applicable to such Eurocurrency Rate Loan, such Eurocurrency Rate Loan denominated in any Agreed Currency other than Dollars shall be deemed to be a Eurocurrency Rate Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Eurocurrency Rate Loans denominated in Dollars at such time or (iii) if such RFR Loan is denominated in any Agreed Currency other than Dollars, then such Loan shall bear interest at the Central Bank Rate for the applicable Agreed Currency plus the Applicable Rate; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Currency cannot be determined, any outstanding affected RFR Loans denominated in any Agreed Currency, at the Borrower’s election, shall either (A) be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or (B) be prepaid in full immediately. 2.17. Pro Rata Treatment and Payments. (a) Each borrowing by any Borrower from the Lenders hereunder, each payment by such Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Initial Term Percentages or Revolving Percentages, as the case may be, of the relevant Lenders. (b) Each payment (including each prepayment) by the Company on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Lenders. The amount of each mandatory principal prepayment of the Term Loans shall be applied, first, to reduce the then remaining installments of the Initial Term Loans and Incremental Term Loans, as the case may be, occurring within the next 12 months, in direct order of maturity, and second, to reduce the remaining respective installments thereof, in each case pro rata based upon the respective then remaining principal amounts thereof. Amounts prepaid on account of the Term Loans may not be reborrowed. (c) Each payment (including each prepayment) by the applicable Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders.

66 (d) All payments (including prepayments) to be made by a Borrower hereunder in respect of amounts denominated in Dollars, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. All payments (including prepayments to be made by a Borrower hereunder with respect to principal and interest on Revolving Loans denominated in Alternative Currencies) shall be made without set off or counterclaim and shall be made prior to 12:00 noon, Local Time (or, with respect to any Revolving Loan denominated in Swiss Francs, 8:00 A.M., Local Time), on the due date thereof to the Administrative agent, for the account of the Lenders, in the city of the Administrative Agent’s Applicable Payment Office for the applicable currency, in the Alternative Currency with respect to which such Revolving Loan is denominated and in immediately available funds. The Administrative Agent shall distribute such payments to each relevant Lender promptly upon receipt in like funds as received, net of any amounts owing by such Lender pursuant to Section 9.07. If any payment hereunder (other than payments on the Eurocurrency Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurocurrency Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension. (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon, (A) in the case of amounts denominated in Dollars, at a rate up to the greater of (i) the Federal Funds Effective Rate and (ii) a rate reasonably determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of amounts denominated in any Alternative Currency, the Administrative Agent’s reasonable estimate of the average daily cost to it of funding such amount, in each case for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon (A) in the case of amounts denominated in Dollars, at the rate per annum applicable to Base Rate Loans under the relevant Facility and (B) in the case of amounts denominated in any Alternative Currency, the Administrative Agent’s reasonable estimate of its average daily cost of funds plus the Applicable Rate applicable to Loans denominated in such Alternative Currency under the relevant Facility, on demand from the applicable Borrower (without prejudice to any rights such Borrower may have against any such Lender). (f) Unless the Administrative Agent shall have been notified in writing by the applicable Borrower prior to the date of any payment due to be made by the applicable Borrower hereunder that such Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that such Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata

67 shares of a corresponding amount. If such payment is not made to the Administrative Agent by the applicable Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, (A) in the case of amounts denominated in Dollars, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate and (B) in the case of amounts denominated in an Alternative Currency, such amount with interest thereon at a rate per annum reasonably determined by the Administrative Agent to be the cost to it of funding such amount. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the applicable Borrower. (g) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.07(b), 2.07(c), 2.07(d), 2.17(e), 2.17(f), 2.19(e), 3.04(a) or 9.07, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent, the Swingline Lender or any Issuing Lender to satisfy such Lender’s obligations to it under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. 2.18. Requirements of Law. (a) If the adoption of or any change in any Law or in the interpretation or application thereof or compliance by any Lender or other Credit Party with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof: (i) shall subject any Credit Party to any Taxes (other than (A) Indemnified Taxes and (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit (or participations therein) by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurocurrency Rate; or (iii) shall impose on such Lender any other condition (other than Taxes); and the result of any of the foregoing is to increase the cost to such Lender or such other Credit Party, by an amount that such Lender or other Credit Party deems to be material, of making, converting into, continuing or maintaining Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company shall promptly pay such Lender or such other Credit Party, upon its demand, any additional amounts necessary to compensate such Lender or such other Credit Party for such increased cost or reduced amount receivable. If any Lender or such other Credit Party becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Company (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

68 (b) If any Lender shall have determined that the adoption of or any change in any Law regarding capital or liquidity requirements or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital or liquidity requirements (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Company (with a copy to the Administrative Agent) of a written request therefor, the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction. (c) Notwithstanding anything herein to the contrary, (i) all requests, rules, guidelines, requirements and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, and (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof, shall in each case be deemed to be a change in law, regardless of the date enacted, adopted, issued or implemented. (d) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Company (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this Section, the Company shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than nine months prior to the date that such Lender notifies the Company of such Lenders to any additional amounts payable pursuant provided that, if the circumstances giving rise to such claim have a retroactive effect, then such nine-month period shall be extended to include the period of such retroactive effect. The obligations of the Company pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (e) Notwithstanding any other provision of this Agreement, if, after the date hereof, (i)(A) the adoption of any law, rule or regulation after the date of this Agreement, (B) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (C) compliance by any Lender with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement, shall make it unlawful for any such Lender to make or maintain any Loan denominated in an Alternative Currency or to give effect to its obligations as contemplated hereby with respect to any Loan denominated in an Alternative Currency, or (ii) there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls, but excluding conditions otherwise covered by this Section 2.18) or currency exchange rates which would make it impracticable for the Lenders to make or maintain Loans denominated in an Alternative Currency, or for the account of, any Borrower, then, by written notice to the Company and to the Administrative Agent: (i) such Lender or Lenders may declare that Loans denominated in an Alternative Currency (in the affected currency or currencies) will not thereafter (for the duration of such unlawfulness) be made by such Lender or Lenders hereunder (or be continued for additional Interest Periods), whereupon any request for a Loan denominated in an Alternative Currency (in the affected currency or currencies) or to continue a Loan denominated in an Alternative

69 Currency (in the affected currency or currencies), as the case may be, for an additional Interest Period shall, as to such Lender or Lenders only, be of no force and effect, unless such declaration shall be subsequently withdrawn; and (ii) such Lender may require that all outstanding Loans denominated in an Alternative Currency, made by it be converted to Base Rate Loans or Loans denominated in Dollars, as the case may be (unless repaid by the relevant Borrower as described below), in which event all such Loans denominated in an Alternative Currencies (in the affected currency or currencies), shall be converted to Base Rate Loans or Loans denominated in Dollars, as the case may be, as of the effective date of such notice as provided in Section 2.18(f) and based on the Dollar Equivalent on the date of such conversion or, at the option of the relevant Borrower, repaid on the last day of the then current Interest Period with respect thereto or, if earlier, the date on which the applicable notice becomes effective. (f) In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the converted Loans denominated in an Alternative Currency of such Lender shall instead be applied to repay the Base Rate Loans or Loans denominated in Dollars, as the case may be, made by such Lender resulting from such conversion. For purposes of Section 2.18(e), a notice to the Company by any Lender shall be effective as to each Loan denominated in an Alternative Currency made by such Lender, if lawful, on the last day of the Interest Period, if any, currently applicable to such Loan denominated in an Alternative Currency; in all other cases such notice shall be effective on the date of receipt thereof by the Company. 2.19. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.19), the amounts received by the applicable Credit Party with respect to this Agreement equal the sum which would have been received had no such deduction or withholding been made. (b) The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.19, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) The Loan Parties shall jointly and severally indemnify each Credit Party, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Credit Party or required to be withheld or deducted from a payment to such Credit Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as

70 to the amount of such payment or liability delivered to the Borrowers by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so) and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(c) relating to the maintenance of a Participant Register, in either case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by any Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by a Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.19(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable:

71 (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed originals of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or (iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under

72 FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so. (g) If any party determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.19 (including by the payment of additional amounts pursuant to this Section 2.19), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of, and net of any loss or gain realized in the conversion of such funds or to another currency incurred by, such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Each party’s obligations under this Section 2.19 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under the Loan Documents. (i) For purposes of this Section 2.19, the term “Lender,” including as referenced in any defined term used in this Section, includes the Issuing Lenders and the Swingline Lender. 2.20. Indemnity. Each Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by a Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Rate Loans (or any other Term Rate Loans) after the applicable Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by a Borrower in making any prepayment of or conversion from Eurocurrency Rate Loans (or any other Term Rate Loans) after the applicable Borrower has given a notice thereof in accordance with the provisions of this Agreement, (c) the making of a prepayment of Eurocurrency Rate Loans (or any other Term Rate Loans) (or the conversion of a Eurocurrency Rate Loan (or any other Term Rate Loans) into a Loan of a different Type) on a day that is not the last day of an Interest Period with respect thereto or (d) or the assignment of any Eurocurrency Rate Loan (or any other Term Rate Loans) other than on the last day of an Interest Period therefor as a result of a request by the Company pursuant to Section 2.22. Such indemnification will include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in

73 the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for pursuant to Section 2.14 (excluding the Applicable Rate provided for therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurocurrency market. A certificate as to any amounts payable pursuant to this Section submitted to a Borrower by any Lender shall be conclusive in the absence of manifest error and shall be payable within 30 days of receipt of any such notice (or such later date as may be agreed by the applicable Lender). This covenant shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder and under the other Loan Documents. 2.21. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.18 or 2.19(a) with respect to such Lender, it will, if requested by the Company or the applicable Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending offices to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Company or the applicable Borrower or the rights of any Lender pursuant to Section 2.18 or 2.19(a). 2.22. Replacement of Lenders. The applicable Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.18 or 2.19(a), (b) becomes a Defaulting Lender, or (c) does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby (so long as the consent of the Required Lenders has been obtained), with a replacement financial institution; provided that (i) such replacement does not conflict with any Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.21 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.18 or 2.19(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the applicable Borrower shall be liable to such replaced Lender under Section 2.20 if any Eurocurrency Rate Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the applicable Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the applicable Borrower shall pay all additional amounts (if any) required pursuant to Section 2.18 or 2.19(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the applicable Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by Company, the Administrative Agent and the assignee, and that the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective. 2.23. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

74 (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.08(a); (b) the Revolving Commitment and Revolving Extensions of Credit of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.01); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender affected thereby; (c) if any Swingline Exposure or L/C-B/A Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) all or any part of the Swingline Exposure and L/C-B/A Exposure of such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Revolving Percentages but only to the extent the sum of all non-Defaulting Lenders’ Revolving Extensions of Credit plus such Defaulting Lender’s Swingline Exposure and L/C-B/A Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the applicable Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of the applicable Issuing Lender only the Borrower’s obligations corresponding to such Defaulting Lender’s L/C-B/A Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Article VIII for so long as such L/C-B/A Exposure is outstanding; (iii) if the applicable Borrower cash collateralizes any portion of such Defaulting Lender’s L/C-B/A Exposure pursuant to clause (ii) above, the applicable Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.03(a) with respect to such Defaulting Lender’s L/C-B/A Exposure during the period such Defaulting Lender’s L/C- B/A Exposure is cash collateralized; (iv) if the L/C-B/A Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.08(a) and Section 3.03(a) shall be adjusted in accordance with such non-Defaulting Lenders’ Revolving Percentages; and (v) if all or any portion of such Defaulting Lender’s L/C-B/A Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the applicable Issuing Lender or any other Lender hereunder, all fees payable under Section 3.03(a) with respect to such Defaulting Lender’s L/C-B/A Exposure shall be payable to the applicable Issuing Lender until and to the extent that such L/C-B/A Exposure is reallocated and/or cash collateralized; and (d) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Lenders shall not be required to issue, amend or increase any Letter of Credit or create, amend or increase any Bankers’ Acceptance, unless such Swingline Lender or the applicable Issuing Lender is satisfied that the related exposure and the

75 Defaulting Lender’s then outstanding L/C-B/A Exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the applicable Borrower in accordance with Section 2.23(c), and participating interests in any newly made Swingline Loan, any newly issued or increased Letter of Credit or any newly created or increased Bankers’ Acceptance shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.23(c)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event or Bail-In Action with respect to a Lender Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or any Issuing Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the applicable Issuing Lender shall not be required to issue, amend or increase any Letter of Credit or create, amend or increase any Bankers’ Acceptance, unless the Swingline Lender or the applicable Issuing Lender, as the case may be, shall have entered into arrangements with the applicable Borrower or such Lender, satisfactory to the Swingline Lender or the applicable Issuing Lender, as the case may be, to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Company, the applicable Borrower, the Swingline Lender and the applicable Issuing Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and L/C-B/A Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Percentage. 2.24. Incremental Facilities. (a) The Company or any Borrower and any one or more Lenders (including New Lenders) may from time to time agree that such Lenders shall (i) make, obtain or increase the amount of their Term Loans or (ii) make, obtain or increase the amount of their Revolving Commitments, as applicable, by executing and delivering to the Administrative Agent an Increased Facility Activation Notice specifying (i) the amount of such increase and the Facility or Facilities involved, (ii) the applicable Increased Facility Closing Date and (iii) in the case of Incremental Term Loans, (x) the applicable Incremental Term Maturity Date, which shall not be prior to the Initial Term Loan Maturity Date, (y) the amortization schedule for such Incremental Term Loans, which shall comply with Section 2.03, and (z) the Applicable Rate for such Incremental Term Loans; provided that prior to the twelve month anniversary of the Closing Date, if the all-in yield in respect of any Incremental Term Loans exceeds the all-in yield for the Initial Term Loans immediately prior to the effectiveness of such Incremental Term Loans by more than 0.50% (to be determined by the Administrative Agent consistent with generally accepted financial practices, after giving effect to margins, upfront or similar fees, or original issue discount, in each case shared with all lenders or holders thereof and applicable interest rate floors), then the Applicable Rate relating to the Initial Term Loans shall be adjusted so that the all-in yield relating to such Incremental Term Loans shall not exceed the all-in yield relating to the Initial Term Loans by more than 0.50%. Notwithstanding the foregoing, (i) without the consent of the Required Lenders, the sum of (x) the aggregate principal amount of the Incremental Facilities incurred pursuant to this Section 2.24, and (y) the aggregate outstanding principal amount of Incremental Equivalent Debt incurred in reliance on Section 7.03(r) shall not at the time of incurrence of any such Incremental Facilities or Incremental Equivalent Debt (and after giving effect to such incurrence) exceed the Available Incremental Amount at such time, (ii) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $20,000,000 (or the Dollar Equivalent thereof) and (iii) no more than three Increased Facility Closing Dates may be selected by the

76 Borrowers after the Closing Date. No Lender shall have any obligation to participate in any increase described in this paragraph unless it agrees to do so in its sole discretion. (b) Any additional bank, financial institution or other entity which, with the consent of the applicable Borrower and the Administrative Agent (which consent shall not be unreasonably withheld), elects to become a “Lender” under this Agreement in connection with an Incremental Facility pursuant to the transactions described in Section 2.24(a) shall execute a New Lender Supplement (each, a “New Lender Supplement”), substantially in the form of Exhibit F-3, whereupon such bank, financial institution or other entity (a “New Lender”) shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement. (c) Unless otherwise agreed by the Administrative Agent, on each Increased Facility Closing Date with respect to the Revolving Facility, the Borrowers shall borrow Revolving Loans under the relevant Revolving Commitments from each Lender participating in the relevant Incremental Revolving Commitment in an amount determined by reference to the amount of each Type of Loan (and, in the case of Eurocurrency Rate Loans, of each Eurocurrency Tranche) which would then have been outstanding from such Lender if (i) each such Type or Eurocurrency Tranche had been borrowed or effected on such Increased Facility Closing Date and (ii) the aggregate amount of each such Type or Eurocurrency Tranche requested to be so borrowed or effected had been proportionately increased. The Eurocurrency Rate applicable to any Eurocurrency Rate Loan borrowed pursuant to the preceding sentence shall equal the Eurocurrency Rate then applicable to the Eurocurrency Rate Loans of the other Lenders in the same Eurocurrency Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between the Borrowers and the relevant Lender). (d) Notwithstanding anything to the contrary in this Agreement, each of the parties hereto hereby agrees that, on each Increased Facility Activation Date, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Facilities evidenced thereby. Any such deemed amendment may be effected in writing by the Administrative Agent with the Company’s consent (not to be unreasonably withheld) and furnished to the other parties hereto. Each Incremental Facility and all extensions of credit thereunder shall be secured by the Collateral on a pari passu basis with the Liens on the Collateral securing the other Obligations. 2.25. Designated Borrowers. (a) The Company may at any time, upon (a) not less than 60 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion) and (b) receipt of the Administrative Agent’s and each Lenders’ prior written consent, designate any Subsidiary of the Company (an “Applicant Borrower”) as a Designated Borrower to receive Loans hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit C (a “Designated Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein the Administrative Agent shall have received such supporting resolutions, incumbency certificates, Organization Documents, Security Documents, opinions of counsel and other documents or information (including, without limitation, information with respect to the Patriot Act, Sanctions and Anti-Corruption Laws), in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent in its sole discretion, and Notes signed by such new Borrowers to the extent any Lenders so require. If the Administrative Agent and the Lenders agree that an Applicant Borrower shall be entitled to receive Loans hereunder, then promptly following receipt of all such requested resolutions, incumbency

77 certificates, Security Documents, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit D (a “Designated Borrower Notice”) to the Company and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Designated Borrower to receive Loans hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no borrowing request may be submitted by or on behalf of such Designated Borrower until the date five Business Days after such effective date. (b) The Obligations of the Company and each Designated Borrower that is a Domestic Subsidiary shall be joint and several in nature. The Obligations of the German Borrower and all Designated Borrowers that are Foreign Subsidiaries shall be several in nature. (c) Each Subsidiary of the Company that is or becomes a “Designated Borrower” pursuant to this Section 2.25 hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) the receipt of the proceeds of any Loans made by the Lenders to any such Designated Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to each Designated Borrower. (d) The Company may from time to time, upon not less than 15 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), terminate a Designated Borrower’s status as such, provided that there are no outstanding Loans payable by such Designated Borrower, or other amounts payable by such Designated Borrower on account of any Loans made to it, as of the effective date of such termination. The Administrative Agent will promptly notify the Lenders of any such termination of a Designated Borrower’s status. (e) Notwithstanding the above, any Lender that may not legally lend to, establish credit for the account of and/or do any business whatsoever with such Designated Borrower shall notify the Company and the Administrative Agent in writing that such Lender will not provide any Loans to such Designated Borrower. 2.26. Collateral Security. Subject to Section 6.12, the Obligations (which, for the avoidance of doubt, shall include the Foreign Loan Party Obligations) shall be secured by a perfected first priority security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable Law) in (i) all of the assets of the Domestic Loan Parties (other than Equity Interests in Subsidiaries which are addressed in clause (ii) below), whether now owned or hereafter acquired, including, without limitation all personal property of each Loan Party, (ii) all Equity Interests of all Domestic Subsidiaries of each Domestic Loan Party and all Equity Interests of each first-tier Foreign Subsidiary of each Domestic Loan Party; provided that, with respect to Foreign Subsidiaries, such equity pledge shall be limited to 65% of the capital stock of such Foreign Subsidiary to the extent the pledge secures Domestic Loan Party Obligations, (iii) all present and future intercompany debt owing to each Domestic Loan Party and (iv) all proceeds and products of the property and assets described in (i), (ii) and (iii) above. 2.27. Refinancing Facilities.

78 (a) Notwithstanding anything to the contrary in this Agreement, the Company may by written notice to the Administrative Agent establish one or more additional tranches of term loans under this Agreement (such loans, “Refinancing Term Loans”), the proceeds of which are used to refinance any outstanding Class of Term Loans. Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Company proposes that the Refinancing Term Loans shall be made, which shall be a date not earlier than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its sole discretion); provided that (i) no Default or Event of Default shall have occurred and be continuing on the applicable Refinancing Effective Date and immediately after giving effect thereto; (ii) each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such extension of credit” or similar language in such Section 4.02 shall be deemed to refer to the Refinancing Effective Date) shall be satisfied; (iii) the final maturity date of the Refinancing Term Loans shall be no earlier than the maturity date of the refinanced Term Loans; (iv) the average life to maturity of such Refinancing Term Loans shall be no shorter than the then-remaining average life to maturity of the refinanced Term Loans; (v) the aggregate principal amount of the Refinancing Term Loans shall not exceed the outstanding principal amount of the refinanced Term Loans plus amounts used to pay fees, premiums, costs and expenses (including original issue discount) and accrued interest associated therewith and other fees, costs and expenses relating thereto; and (vi) the Refinancing Term Loans (a) shall rank pari passu in right of payment and security with the refinanced Term Loans and, if applicable, a representative, trustee, collateral agent, security agent or similar Person acting on behalf of the holders of such Indebtedness shall become party to an Intercreditor Agreement, (b) shall not mature earlier than the latest Maturity Date in effect on the date of incurrence of such Refinancing Term Loans (but may have amortization prior to such date) and (c) shall be treated substantially the same as (and in any event no more favorably than) the refinanced Term Loans; provided that (i) the terms and conditions applicable to any tranche of Refinanced Term Loans maturing after the latest Maturity Date in effect on the date of incurrence of such Refinancing Term Loans may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the latest Maturity Date in effect on the date of incurrence of such Refinancing Term Loans and (ii) the Refinancing Term Loans may be priced differently than the refinanced Term Loans; (b) Notwithstanding anything to the contrary in this Agreement, the Company may by written notice to the Administrative Agent establish one or more additional revolving facilities under this Agreement (such loans, “Replacement Revolving Facility”), providing for revolving commitments (“Replacement Revolving Commitments”), which replace the Revolving Commitments under this Agreement. Each such notice shall specify the date (each, a “Replacement Revolving Facility Effective Date”) on which the Company proposes that the Replacement Revolving Commitments shall become effective, which shall be a date not less than five (5) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period agreed to by the Administrative Agent in its reasonable discretion); provided that

79 (i) no Default or Event of Default shall have occurred and be continuing on the applicable Replacement Revolving Facility Effective Date and immediately after giving effect thereto; (ii) each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such extension of credit” or similar language in such Section 4.02 shall be deemed to refer to the Refinancing Effective Date) shall be satisfied; (iii) the final maturity date of the Replacement Revolving Facility shall be no earlier than the maturity date of the replaced Revolving Facility, and shall not require commitment reductions or amortizations; (iv) the aggregate principal amount of the Replacement Revolving Facility shall not exceed the aggregate amount of the replaced Revolving Commitments plus amounts used to pay fees, premiums, costs and expenses (including original issue discount) and accrued interest associated therewith and other fees, costs and expenses relating thereto; and (v) the Replacement Revolving Facility (a) shall rank pari passu in right of payment and security with the replaced Revolving Facility and, if applicable, a representative, trustee, collateral agent, security agent or similar Person acting on behalf of the holders of such Indebtedness shall become party to an Intercreditor Agreement, (b) shall not mature earlier than the latest Maturity Date in effect on the date of incurrence of such replaced Revolving Facility and (c) shall be treated substantially the same as (and in any event no more favorably than) the replaced Revolving Facility; provided that (i) the terms and conditions applicable to any Replacement Revolving Facility maturing after the latest Maturity Date in effect on the date of incurrence of such Replacement Revolving Facility may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the latest Maturity Date in effect on the date of incurrence of such Replacement Revolving Facility and (ii) the Replacement Revolving Facility may be priced differently than the replaced Revolving Facility. (c) The Company may approach any Lender or one or more banks, financial institutions or other entities approved in writing by the Administrative Agent (and with respect to a Replacement Revolving Facility, each Issuing Lender and the Swingline Lender), to provide all or a portion of the Refinancing Term Loans or Replacement Revolving Facility; provided that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans or Replacement Revolving Facility may elect or decline, in its sole discretion, to provide a Refinancing Term Loan and/or Replacement Revolving Facility. Any Refinancing Term Loans or Replacement Revolving Facility shall be designated an additional Class of Term Loans or Revolving Loans for all purposes of this Agreement. (d) The Borrowers, the Administrative Agent and each Lender providing the applicable Refinancing Term Loans and/or Replacement Revolving Commitments (as applicable) shall execute and deliver to the Administrative Agent an amendment to this Agreement (a “Refinancing Amendment”) and such other documentation as the Administrative Agent shall reasonably specify to evidence such Refinancing Term Loans and/or Replacement Revolving Commitments (as applicable). For purposes of this Agreement and the other Loan Documents, (A) if a Lender is providing a Refinancing Term Loan, such Lender will be deemed to have a Term Loan having the terms of such Refinancing Term Loan and (B) if a Lender is providing a Replacement Revolving Commitment, such Lender will be deemed to have a Revolving Commitment having the terms of such Replacement Revolving Commitment. All Refinancing Term Loans, Replacement Revolving Commitments and all

80 obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that rank equally and ratably in right of payment and security with the Loans and other Obligations. The Administrative Agent may effect such amendments to this Agreement as are reasonably necessary to provide for any refinancing pursuant to this Section 2.27 with the consent of the Company but without the consent of any other Lenders. 2.28. Promissory Notes. Any Lender may request that Loans made by it be evidenced by a Note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and the applicable Borrower. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.06) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). 2.29. Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any Eurocurrency Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any Eurocurrency Rate Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Eurocurrency Rate Loan on the date specified in any notice delivered pursuant hereto, (iv) the assignment of any Eurocurrency Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the applicable Borrower pursuant to Section 2.22 or (v) the failure by the applicable Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Rate Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (x) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate, the Adjusted EURIBOR Rate, the Adjusted TIBOR Rate, the Adjusted CDOR Rate or the Adjusted HIBOR Rate, as applicable, that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (y) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable Agreed Currency of a comparable amount and period from other banks in the applicable offshore interbank market for such Agreed Currency, whether or not such Eurocurrency Rate Loan was in fact so funded. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (b) With respect to RFR Loans, in the event of (i) the payment of any principal of any RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default), (ii) the conversion of any RFR Loan other than on the Interest Payment Date applicable thereto, (iii) the failure to borrow, convert, continue or prepay any RFR Loan on the date specified in any notice delivered pursuant hereto, (iv) the assignment of any RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by the applicable Borrower pursuant to Section 2.22 or (v) the failure by the applicable Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the applicable Borrower shall

81 compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.). ARTICLE III. LETTERS OF CREDIT AND BANKERS’ ACCEPTANCES. 3.01. L/C-B/A Commitment. (a) Subject to the terms and conditions hereof, the applicable Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.04(a), agrees to issue Letters of Credit and create Bankers’ Acceptances in accordance with the terms of the applicable Letter of Credit in Dollars or any Alternative Currency for the account of any Borrower or any Subsidiary on any Business Day during the Revolving Commitment Period in such form as may be approved from time to time by the applicable Issuing Lender; provided that (A) such Issuing Lender shall have no obligation to issue any Letter of Credit or create any BA if, after giving effect to such issuance, (i) Total Revolving Extensions of Credit shall exceed the Revolving Commitments, (ii) the Revolving Extensions of Credit of any Lender, plus the Dollar Equivalent of such Lender’s L/C-B/A Exposure then outstanding, plus such Lender’s Swingline Exposure then outstanding shall exceed such Lender’s Commitment, (iii) the Dollar Equivalent of L/C-B/A Obligations then outstanding shall exceed the L/C- B/A Commitment, (iv) Total Revolving Extensions of Credit denominated in Alternative Currencies shall exceed the Alternative Currency Sublimit or (v) Total Revolving Extensions of Credit to Foreign Borrowers shall exceed the Foreign Borrower Sublimit and (B) as to Acceptance Credits, the Bankers’ Acceptance created or to be created thereunder shall be an eligible Bankers’ Acceptance under Section 13 of the Federal Reserve Act (12 U.S.C. §372). Each request by the Company for the issuance or amendment of a Letter of Credit or Bankers’ Acceptance shall be deemed to be a representation by the Company that the L/C-B/A Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. All Existing Letters of Credit and Existing Bankers’ Acceptances shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms of and conditions hereof. (b) The applicable Issuing Lender shall not at any time be obligated to issue any Letter of Credit or create any BA if: (i) such issuance or creation would conflict with, or cause the applicable Issuing Lender or any L/C-B/A Participant to exceed any limits imposed by, any applicable requirement of Law; (ii) (A) the expiry date of such requested Letter of Credit would occur after the earlier of (x) the first anniversary of its date of issuance and (y) the Letter of Credit-B/A Expiration Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (A)(y) above) and (B) the maturity of any Bankers’ Acceptance would occur earlier than 30 or later than 120 days from the date of issuance, and in any event, later than 60 days before the Letter of Credit-B/A Expiration Date, unless the Administrative Agent and the applicable Issuing Lender have approved such maturity date; (iii) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the applicable Issuing Lender from issuing such Letter of Credit or creating any related Bankers’ Acceptance, or any Law applicable to the applicable Issuing Lender or any request or directive (whether or not having the force of law) from any

82 Governmental Authority with jurisdiction over the applicable Issuing Lender shall prohibit, or request that the applicable Issuing Lender refrain from, the issuance of letters of credit or creation of related Bankers’ Acceptances generally or such Letter of Credit or any related Bankers’ Acceptance in particular or shall impose upon the applicable Issuing Lender with respect to such Letter of Credit or related Bankers’ Acceptance any restriction, reserve or capital requirement (for which the applicable Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the applicable Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the applicable Issuing Lender in good faith deems material to it; (iv) the issuance of such Letter of Credit or creation of any Bankers’ Acceptance would violate one or more policies of the applicable Issuing Lender applicable to letters of credit generally, or the creation of any related Bankers’ Acceptance would cause the applicable Issuing Lender to exceed the maximum amount of outstanding bankers’ acceptances permitted by applicable Law; (v) such Letter of Credit or any related Bankers’ Acceptance shall be denominated in a currency other than Dollars or an Alternative Currency; (vi) such Letter of Credit or any related Bankers’ Acceptance contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or (vii) the applicable Issuing Lender does not as of the issuance date of such requested Letter of Credit or any related Bankers’ Acceptance issue Letters of Credit or Bankers’ Acceptances in the requested currency. (c) Each applicable Issuing Lender shall notify the Administrative Agent of (i) the issuance of any Letter of Credit or creation of any Bankers’ Acceptance on the date of any such issuance or creation, (ii) the increase or decrease in the amount of any Letter of Credit or Bankers’ Acceptance on the date of any such increase or decrease, (iii) the extension or renewal of any Letter of Credit or Bankers’ Acceptance on the date of any such extension or renewal and (iv) the outstanding aggregate principal amount of any L/C-B/A Credit Extensions on the last Business Day of each month. 3.02. Procedure for Issuance of Letter of Credit or BA. Any Borrower may from time to time request that the Issuing Lender issue a Letter of Credit or create a BA by delivering to the applicable Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the applicable Issuing Lender, and such other certificates, documents and other papers and information as the applicable Issuing Lender may request. Upon receipt of any Application, the applicable Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit or create the BA requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit or create any BA earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit or BA to the beneficiary thereof or as otherwise may be agreed to by the applicable Issuing Lender and the applicable Borrower. The applicable Issuing Lender shall furnish a copy of such Letter of Credit or BA to the applicable Borrower promptly following the issuance thereof. The applicable Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit or BA (including the amount thereof).

83 3.03. Fees and Other Charges. (a) The applicable Borrower will pay a fee in Dollars on all outstanding Letters of Credit or Bankers’ Acceptances at a per annum rate equal to the “Applicable Rate” then in effect (provided that from the Closing Date until the Compliance Certificate is received by the Administrative Agent pursuant to Section 6.02(a) as of and for the first fiscal quarter ended after the Closing Date, the Applicable Rate shall be based on the rates per annum set forth in Level III), shared ratably among the Revolving Lenders and payable quarterly in arrears on each Fee Payment Date after the issuance date. In addition, the applicable Borrower shall pay to the Issuing Lender for its own account a fronting fee in Dollars of 0.125% per annum on the undrawn and unexpired amount of the Dollar Equivalent of each Letter of Credit and BA, payable quarterly in arrears on each Fee Payment Date after the issuance date. (b) In addition to the foregoing fees, the applicable Borrower shall pay or reimburse the applicable Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit or BA. 3.04. L/C-B/A Participations. (a) The applicable Issuing Lender irrevocably agrees to grant and hereby grants to each L/C-B/A Participant, and, to induce the applicable Issuing Lender to issue Letters of Credit and create BA’s, each L/C-B/A Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the applicable Issuing Lender, on the terms and conditions set forth below, for such L/C-B/A Participant’s own account and risk an undivided interest equal to such L/C-B/A Participant’s Revolving Percentage in the applicable Issuing Lender’s obligations and rights under and in respect of each Letter of Credit and BA and the amount of each draft paid or reimbursed by the applicable Issuing Lender thereunder. Each L/C-B/A Participant agrees with the applicable Issuing Lender that, if a draft is paid under any Letter of Credit or reimbursed under any BA for which such Issuing Lender is not reimbursed in full by the applicable Borrower in accordance with the terms of this Agreement (or in the event that any reimbursement received by such Issuing Lender shall be required to be returned by it at any time), such L/C-B/A Participant shall pay to the applicable Issuing Lender upon demand at the applicable Issuing Lender’s address for notices specified herein the amount in Dollars equal to the Dollar Equivalent of such L/C-B/A Participant’s Revolving Percentage of the amount that is not so reimbursed (or is so returned). Each L/C-B/A Participant’s obligation to pay such amount shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such L/C-B/A Participant may have against the applicable Issuing Lender, the applicable Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Article IV, (iii) any adverse change in the condition (financial or otherwise) of the Company or the applicable Borrower, (iv) any breach of this Agreement or any other Loan Document by the applicable Borrower, any other Loan Party or any other L/C-B/A Participant or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (b) If any amount required to be paid by any L/C-B/A Participant to the applicable Issuing Lender pursuant to Section 3.04(a) in respect of any unreimbursed portion of any payment made by the applicable Issuing Lender under any Letter of Credit or BA is paid to the applicable Issuing Lender within three Business Days after the date such payment is due, such L/C-B/A Participant shall pay to the applicable Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the applicable Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C- B/A Participant pursuant to Section 3.04(a) is not made available to the applicable Issuing Lender by such L/C-B/A Participant within three Business Days after the date such payment is due, the applicable

84 Issuing Lender shall be entitled to recover from such L/C-B/A Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Facility. A certificate of the applicable Issuing Lender submitted to any L/C-B/A Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. (c) Whenever, at any time after the applicable Issuing Lender has made payment under any Letter of Credit or BA and has received from any L/C-B/A Participant its pro rata share of such payment in accordance with Section 3.04(a), the applicable Issuing Lender receives any payment related to such Letter of Credit or BA (whether directly from the applicable Borrower or otherwise, including proceeds of collateral applied thereto by the applicable Issuing Lender), or any payment of interest on account thereof, the applicable Issuing Lender will distribute to such L/C-B/A Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the applicable Issuing Lender shall be required to be returned by the applicable Issuing Lender, such L/C- B/A Participant shall return to the applicable Issuing Lender the portion thereof previously distributed by the applicable Issuing Lender to it. 3.05. Reimbursement Obligation of the Borrower. If any draft is paid under any Letter of Credit or any Bankers’ Acceptance is presented for payment, the applicable Issuing Lender shall notify the Company and the Administrative Agent thereof. In the case of a Letter of Credit or Bankers’ Acceptance denominated in an Alternative Currency, the Company shall reimburse the applicable Issuing Lender in such Alternative Currency, unless (A) the applicable Issuing Lender (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Company shall have notified the applicable Issuing Lender promptly following receipt of the notice of drawing or payment that the Company will reimburse the applicable Issuing Lender in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit or payment under a Bankers’ Acceptance denominated in an Alternative Currency, the Administrative Agent shall notify the applicable Issuing Lender and the Company of the Dollar Equivalent of the amount of the drawing or payment promptly following the determination thereof. The applicable Borrower shall reimburse the applicable Issuing Lender for the amount of (a) the draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the applicable Issuing Lender in connection with such payment, not later than 12:00 Noon, New York City time (in the case of any reimbursement in Dollars) or the Local Time (in the case of any reimbursement in an Alternative Currency) on (i) the Business Day that the applicable Borrower receives notice of such draft or payment, if such notice is received on such day prior to 10:00 A.M., New York City time, or (ii) if clause (i) above does not apply, the Business Day immediately following the day that the applicable Borrower receives such notice. Each such payment shall be made to the applicable Issuing Lender at its address for notices referred to herein in Dollars or the applicable Alternative Currency and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth for Reimbursement Obligations (x) until the Business Day next succeeding the date of the relevant notice, Section 2.14(b) for amounts payable in Dollars or Section 2.14(a) for amounts payable in Alternative Currencies (at such rate applicable to Revolving Loans made in the relevant Alternative Currency) and (y) thereafter, Section 2.14(c) (at such rate applicable to Reimbursement Obligations made in the relevant currency). 3.06. Obligations Absolute. The applicable Borrower’s obligations under this Article III shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the applicable Borrower may have or have had against the applicable Issuing Lender, any beneficiary of a Letter of Credit or BA or any other Person. The applicable Borrower also agrees with the applicable Issuing Lender that the applicable Issuing Lender shall not be responsible for, and the applicable Borrower’s Reimbursement Obligations under Section

85 3.05 shall not be affected by, among other things, (a) any lack of validity or enforceability of any Letter of Credit, BA or this Agreement, or any term or provision therein, (b) any draft or other document presented under a Letter of Credit or BA proving to be invalid, fraudulent or forged in any respect or any statement therein being untrue or inaccurate in any respect, (c) any dispute between or among the applicable Borrower and any beneficiary of any Letter of Credit or BA or any other party to which such Letter of Credit or BA may be transferred or any claims whatsoever of the applicable Borrower against any beneficiary of such Letter of Credit or BA or any such transferee, (d) payment by the applicable Issuing Lender under a Letter of Credit or BA against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or BA, (e) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the applicable Borrower's obligations hereunder or (f) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Company or any Subsidiary or in the relevant currency markets generally. The applicable Issuing Lender shall not have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or BA or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or message or advice, however transmitted, in connection with any Letter of Credit or BA (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable Issuing Lender; provided that the foregoing shall not be construed to excuse the applicable Issuing Lender from liability to the applicable Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the applicable Borrower to the extent permitted by applicable Law) suffered by the applicable Borrower that are caused by the applicable Issuing Lender's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit or BA comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the applicable Issuing Lender (as finally determined by a court of competent jurisdiction), the applicable Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit or BA, the applicable Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit or BA. 3.07. Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit or BA, the applicable Issuing Lender shall promptly notify the applicable Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the applicable Issuing Lender to the applicable Borrower in connection with any draft presented for payment under any Letter of Credit or BA shall, in addition to any payment obligation expressly provided for in such Letter of Credit or BA, be limited to determining that the documents (including each draft) delivered under such Letter of Credit or BA in connection with such presentment are substantially in conformity with such Letter of Credit or BA. 3.08. Applications. To the extent that any provision of any Application related to any Letter of Credit or BA is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply. 3.09. Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable Issuing Lender and the Company when a Letter of Credit is issued (including any such agreement

86 applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the applicable Issuing Lender shall not be responsible to the Borrowers for, and the applicable Issuing Lender’s rights and remedies against the Borrowers shall not be impaired by, any action or inaction of the applicable Issuing Lender required or permitted under any Law, order, or practice that is required or permitted to be applied to any Letter of Credit, Bankers’ Acceptance or this Agreement, including the Law or any order of a jurisdiction where the applicable Issuing Lender or the beneficiary is located, the practice stated in the ISP of UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit or Bankers’ Acceptance chooses such law or practice. ARTICLE IV. CONDITIONS PRECEDENT 4.01. Conditions of Closing and Initial Term Credit Extension. The effectiveness of this Agreement and the transactions described in Section 1.07 and the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder is subject to satisfaction of the following conditions precedent on or prior to the Closing Date: (a) The Administrative Agent’s receipt of the following, each in form and substance satisfactory to the Administrative Agent and each of the Lenders: (i) executed counterparts of this Agreement and the Acknowledgement and Confirmation, sufficient in number for distribution to the Administrative Agent, each Lender and the Company; (ii) Notes executed by the Borrowers in favor of each Lender requesting a Note; (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; (iv) such documents and certifications (including the Organization Documents) as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing (to the extent applicable) and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (v) a favorable opinion of DLA Piper LLP (US), counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request; (vi) a favorable opinion of Gordon Rees Scully Mansukhani, LLP, Wisconsin local counsel to Dorner Mfg. Corp., addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

87 (vii) a favorable legal capacity opinion of DLA Piper UK LLP, local counsel to Columbus McKinnon EMEA GmbH, reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender; (viii) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required; (ix) (i) (a) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries, for the three most recently completed fiscal years ended at least 90 days before the Closing Date and (b) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Company and its Subsidiaries, for each subsequent fiscal quarter ended at least 45 days before the Closing Date; provided that filing of the required financial statements on form 10- K and form 10-Q by the Company will satisfy the foregoing requirements of this clause (i) and (ii) (a) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Dorner, for the three most recently completed fiscal years ended at least 90 days before the Closing Date, and (b) unaudited consolidated balance sheets and related statements of income of Dorner, for the fiscal quarter ended December 31, 2020; (x) a solvency certificate signed by the chief financial officer of the Loan Parties; (xi) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect; (xii) (a) at least 3 Business Days prior to the Closing Date, all documentation and other information with respect to the Company and its Subsidiaries that shall have been reasonably requested by the Administrative Agent in writing at least 10 Business Days prior to the Closing Date that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (b) if any Borrower qualifies as a “legal entity” customer under 31 C.F.R. § 1010.230 and the Administrative Agent has provided the Company the name of each requesting Lender and its electronic delivery requirements at least 10 business days prior to the Closing Date, the Administrative Agent and each such Lender requesting a Beneficial Ownership Certification (which request is made through the Administrative Agent) will have received, at least three (3) business days prior to the Closing Date, the Beneficial Ownership Certification in relation to the applicable Borrower; and (xiii) a certificate of the Company signed by a Responsible Officer certifying that the conditions in Section 4.02(a) and Section 4.02(b) have been met. (xiv) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the Issuing Lender, the Swingline Lender or the Required Lenders reasonably may require. (b) Any fees (for which an invoice has been presented at least one Business Day prior to the Closing Date), including all accrued interest under the Existing Credit Agreement and all fees pursuant to Section 2.08 and Section 3.03 of the Existing Credit Agreement from the Original Closing

88 Date to, but not including, the Closing Date, required to be paid on or before the Closing Date shall have been paid. (c) Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two Business Days prior to the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent). Each Borrowing of Loans by a Borrower hereunder shall constitute a representation and warranty by such Borrower as of the Closing Date that the conditions contained in this Section 4.01 have been satisfied. 4.02. Conditions to Other Extensions of Credit. The agreement of each Lender, each Issuing Lender and the Swingline Lender to make any extension of credit requested to be made by it with respect to the Revolving Facility and Incremental Facilities on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent: (a) The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of such Borrowing Date with respect to such Term Loans and such Revolving Extensions of Credit (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such date), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (other than to the extent any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of such earlier date) and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively. (b) No Default or Event of Default shall exist, or would result from such proposed extension of credit or from the application of the proceeds thereof. (c) If the applicable Borrower is a Designated Borrower, then the conditions of Section 2.25 to the designation of such Borrower as a Designated Borrower shall have been met to the satisfaction of the Administrative Agent. (d) In the case of an extension of credit denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the Issuing Lender (in the case of any Letter of Credit or Bankers’ Acceptance to be denominated in an Alternative Currency) would make it impracticable for such extension of credit to be denominated in the relevant Alternative Currency. Each Borrowing by and issuance of a Letter of Credit or BA on behalf of a Borrower hereunder shall constitute a representation and warranty by such Borrower as of the date of such extension of credit

89 that the conditions contained in this Section 4.02 have been satisfied. ARTICLE V. REPRESENTATIONS AND WARRANTIES Each Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01. Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (d) if applicable, has its center of main interest (COMI) in the jurisdiction of its incorporation. 5.02. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the case of clause (b)(i) for such violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. 5.03. Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect, and (b) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect. 5.04. Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally. 5.05. Financial Statements; No Material Adverse Effect; No Internal Control Event. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

90 (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, to the extent required to be shown in accordance with GAAP. (b) The unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries dated June 30, 2020, September 30, 2020 and December 31, 2020 and the related consolidated statements of income or operations, shareholders’ equity and cash flows and consolidating statements of income or operations for the fiscal quarters ended on such dates (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Schedule 5.05 sets forth all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date of such financial statements, including liabilities for taxes, material commitments and Indebtedness. (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) To the best knowledge of the Company, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or could reasonably be expected to result in a misstatement in any material respect, in any financial information delivered or to be delivered to the Administrative Agent or the Lenders, of (i) covenant compliance calculations provided hereunder or (ii) the assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries on a consolidated basis. (e) The consolidated and consolidating forecasted balance sheet and statements of income and consolidated cash flows of the Company and its Subsidiaries delivered pursuant to Section 6.01(c) and Section 6.02(c) of the Existing Credit Agreement were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of delivery of such forecasts. 5.06. Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed in Schedule 5.06, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.07. No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08. Ownership of Property; Liens.

91 (a) Each of the Company and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Company and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01. (b) As of the Closing Date, Schedule 5.08 annexed hereto contains a true, accurate and complete list of all fee and leasehold real property assets of the Company and its Subsidiaries. 5.09. Environmental Compliance. The Company and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential Environmental Liability on their respective businesses, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 5.09, such Environmental Laws and claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10. Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts (after giving effect to any insurance coverage from CM Insurance Company, Inc. compatible with the following standards) with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or the applicable Subsidiary operates. 5.11. Taxes. The Company and its Subsidiaries have filed all Federal, state and other material Tax returns and reports required to be filed, and have paid all Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. As of the Closing Date, no Tax Lien has been filed against the Company, any Subsidiary, or any assets of either that could reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement. 5.12. ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of the Borrowers, nothing has occurred that would prevent or cause the loss of, such tax-qualified status. (b) There are no pending or, to the best knowledge of the Borrowers, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

92 (c) Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (i) no ERISA Event has occurred, and neither the Borrowers nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event; (ii) each Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrowers nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Borrowers nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) neither the Borrowers nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) Neither the Borrowers nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (i) on the Closing Date, those listed on Schedule 5.12(d) hereto and (ii) thereafter, Pension Plans not otherwise prohibited by this Agreement. (e) With respect to each scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States Law (a “Foreign Plan”): (i) any employer and employee contributions required by Law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities. 5.13. Subsidiaries; Equity Interests. As of the Closing Date, the Loan Parties have no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens. As of the Closing Date, the Loan Parties no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. All of the outstanding Equity Interests in the Company have been validly issued and are fully paid and nonassessable. 5.14. Margin Regulations; Investment Company Act; Other Regulations.

93 (a) No Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit or Banker’s Acceptance, not more than 25% of the value of the assets (either of any Borrower only or of any Borrower and its Subsidiaries on a consolidated basis) will be margin stock. If requested by any Lender or the Administrative Agent, the applicable Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U. (b) None of the Company, any Person Controlling the Company, or any Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended. (c) No Loan Party is subject to regulation under any Law (other than Regulation X issued by the FRB) that limits its ability to incur Indebtedness. 5.15. Disclosure. (a) As of the Closing Date, the Company has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. (b) As of the Closing Date, to the best knowledge of the Company, the information included in the Beneficial Ownership Certification provided on or prior to the Closing Date to any Lender in connection with this Agreement is true and correct in all respects. 5.16. Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.17. Taxpayer Identification Number; Other Identifying Information. The true and correct U.S. taxpayer identification number of the Company and each Designated Borrower that is a Domestic Subsidiary and a party hereto on the Closing Date is set forth on Schedule 5.17. The true and correct unique identification number (if any) of each Designated Borrower that is a Foreign Subsidiary and a party hereto on the Closing Date that has been issued by its jurisdiction of organization and the name of such jurisdiction are set forth on Schedule 5.17.

94 5.18. Intellectual Property; Licenses, Cybersecurity, Etc. Except as could not reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, logos, domain names, trade names, copyrights, patents, patent rights, know-how, trade secrets, proprietary confidential information, franchises, licenses and other intellectual property rights, and all registrations and applications for registration of the foregoing (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person and free of clear of all Liens, other than Liens permitted under Section 7.01. The operation of the businesses of the Company or any Subsidiary as currently conducted does not infringe upon any rights held by any other Person, except for any such infringement which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 5.18 hereto is a complete list of all patents, trademarks and copyrights, and all applications for registration of same, owned by the Company and its Subsidiaries, and all agreements granting exclusive rights to registered U.S. copyrights to which the Company or any of its Subsidiaries is a party, as of the Closing Date, and all such items are valid and subsisting as of such date. No action, suit, proceeding, claim or dispute regarding any of the foregoing is pending or, to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries have taken commercially reasonable actions to protect and maintain (1) their material trade secrets and confidential information and data, and (2) the integrity, operation and security of their material software, websites and systems (and the data therein), and there has been no unauthorized access to or acquisition of the Company’s and its Subsidiaries’ material trade secrets or confidential information other than such incidents that were resolved without resulting in a Material Adverse Effect. 5.19. Perfection of Security Interest. The Security Documents are effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described in each respective document and the proceeds thereof. In the case of the pledged stock described in the U.S. Security Agreement or each applicable Pledge Agreement, when stock certificates representing pledged stock are delivered to the Administrative Agent (together with a properly completed and signed stock power or endorsement), and in the case of other Collateral described in each Security Document, when financing statements and other filings specified on Schedule 5.19 in appropriate form are filed in the offices specified on Schedule 5.19, the Security Documents shall constitute fully perfected Liens on, and security interests in, all rights, titles and interests of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations, in each case prior and superior in right to any other Person (except, in the case of Collateral other than pledged stock, Liens permitted by Section 7.01). 5.20. Machinery and Equipment. All machinery and equipment of each of the Company and its Subsidiaries is in good operating condition and repair, and all necessary replacements of and repairs thereto have be made so as to preserve and maintain the value and operating efficiency of such machinery and equipment. 5.21. Solvency. Upon and immediately after consummation of the transactions contemplated hereby, the Loan Parties, taken as a whole, are and will continue to be Solvent. 5.22. Bank Accounts. Schedule 5.22 lists all banks and other financial institutions at which the Company and each of its Domestic Subsidiaries maintains deposits and/or other accounts as of the Closing Date, and such Schedule correctly identifies the name and address of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

95 5.23. Obligations as Senior Debt. The Obligations are “Designated Senior Debt” (if applicable), “Senior Debt”, “Senior Indebtedness”, “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any indenture or document governing any subordinated Indebtedness any document governing subordinated Indebtedness incurred by a Loan Party that is contractually subordinated in right of payment to the prior payment of all Obligations of such Loan Party. 5.24. Use of Proceeds. The Company and its Subsidiaries will use the proceeds of the Loans for the purposes specified in Section 6.11 and not for any other purpose. 5.25. Representations as to Foreign Loan Parties. Each of the Company and each Foreign Loan Party represents and warrants to the Administrative Agent and the Lenders that: (a) Such Foreign Loan Party is subject to civil and commercial Laws with respect to its obligations under this Agreement and the other Loan Documents to which it is a party (collectively as to such Foreign Loan Party, the “Applicable Foreign Loan Party Documents”), and the execution, delivery and performance by such Foreign Loan Party of the Applicable Foreign Loan Party Documents constitute and will constitute private and commercial acts and not public or governmental acts. Neither such Foreign Loan Party nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction in which such Foreign Loan Party is organized and existing in respect of its obligations under the Applicable Foreign Loan Party Documents. (b) The Applicable Foreign Loan Party Documents are in proper legal form under the Laws of the jurisdiction in which such Foreign Loan Party is organized and existing for the enforcement thereof against such Foreign Loan Party under the Laws of such jurisdiction, and to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Loan Party Documents. It is not necessary to ensure the legality, validity, enforceability, priority or admissibility in evidence of the Applicable Foreign Loan Party Documents that the Applicable Foreign Loan Party Documents be filed, registered or recorded with, or executed or notarized before, any court or other authority in the jurisdiction in which such Foreign Loan Party is organized and existing, or that any registration charge or stamp or similar tax be paid on or in respect of the Applicable Foreign Loan Party Documents or any other document, except for (i) any such filing, registration, recording, execution or notarization as has been made or is not required to be made until the Applicable Foreign Loan Party Document or any other document is sought to be enforced and (ii) any charge or tax as has been timely paid. (c) The execution, delivery and performance of the Applicable Foreign Loan Party Documents executed by such Foreign Loan Party are, under applicable foreign exchange control regulations of the jurisdiction in which such Foreign Loan Party is organized and existing, not subject to any notification or authorization except (i) such as have been made or obtained or (ii) such as cannot be made or obtained until a later date (provided that any notification or authorization described in clause (ii) shall be made or obtained as soon as is reasonably practicable). 5.26. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees, and to the knowledge of the Company its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would

96 reasonably be expected to result in the Company being designated as a Sanctioned Person. None of (a) the Company, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, Letter of Credit or Bankers’ Acceptance, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions. 5.27. EEA Financial Institutions. No Loan Party is an EEA Financial Institution. ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit or Bankers’ Acceptance shall remain outstanding, the Company shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary to: 6.01. Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Company and its Subsidiaries (beginning with the fiscal year ended March 30, 2021), a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows and consolidating statements of income or operations for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by (i) a report and opinion of Ernst & Young LLP or another Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) an opinion of such Registered Public Accounting Firm independently assessing the Company’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and Section 404 of Sarbanes-Oxley, and such consolidating statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Company to the effect that such statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Company and its Subsidiaries; provided, that such financial statements and reports set forth in this Section 6.01(a) shall be deemed to be delivered upon the filing with the SEC of the Company’s Form 10-K for the relevant fiscal year; (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company and its Subsidiaries, a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows and consolidating statements of income or operations for such fiscal quarter and for the portion of the Company’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by the chief executive officer, chief financial officer, treasurer or controller of the Company as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its

97 Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes provided, that such financial statements and reports set forth in this Section 6.01(b) shall be deemed to be delivered upon the filing with the SEC of the Company’s Form 10-Q for the relevant fiscal quarter; and (c) as soon as available, but in any event no later than 30 days after the start of each fiscal year of the Company, budgets prepared by management of the Company, in form satisfactory to the Administrative Agent, of consolidated balance sheets and statements of income or operations and consolidated cash flows of the Company and its Subsidiaries on a quarterly basis for such fiscal year. As to any information contained in materials furnished pursuant to Section 6.02(c), the Company shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in clauses (a) and (b) above at the times specified therein. 6.02. Certificates; Other Information. Deliver to the Administrative Agent and each Lender (or, in the case of clause (f), to the relevant Lender), in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) beginning with the financial statements for the fiscal quarter ending June 30, 2021, concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Company; (b) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Company by independent accountants in connection with the accounts or books of the Company or any Subsidiary, or any audit of any of them; (c) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (d) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities having an aggregate principal amount in excess of the Threshold Amount of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02; (e) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof if, and only to the extent that, such Loan Party or Subsidiary may provide such information in accordance with applicable Law; (f) promptly (x) such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request and (y) information and

98 documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation; and (g) only upon reasonable written request of the Administrative Agent, copies of any documents described in Section 101(k) or 101(l) of ERISA that any Loan Party or any ERISA Affiliate may request and receive with respect to any Multiemployer Plan or any documents described in Section 101(f) of ERISA that the administrator of any Pension Plan is required to provide. Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Joint Lead Arrangers will make available to the Lenders and the Issuing Lender materials and/or information provided by or on behalf of such Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non- public information with respect to any of the Borrowers or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Joint Lead Arrangers, any Issuing Lender and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrowers or their respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.15); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Joint Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” For the avoidance of doubt, it is acknowledged and agreed that, as of the Closing Date, none of the Lenders is a Public Lender. 6.03. Notices. Promptly after a Responsible Officer of any Borrower, or any other officer or employee of any Borrower responsible for administering any of the Loan Documents or monitoring compliance with any of the provisions thereof, in either case obtains knowledge thereof, notify the Administrative Agent and each Lender of: (a) the occurrence of any Default; (b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary, including pursuant to any applicable Environmental Laws; (c) the occurrence of any ERISA Event; (d) any material change in accounting policies or financial reporting practices by the Company or any Subsidiary;

99 (e) the determination by the Registered Public Accounting Firm providing the opinion required under Section 6.01(a)(ii) (in connection with its preparation of such opinion) or the Company’s determination at any time of the occurrence or existence of any Internal Control Event; and (f) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04. Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; (b) all lawful claims which, if unpaid, would by Law become a Lien upon its property (other than a Lien permitted under Section 7.01); and (c) all Indebtedness or Material Rental Obligation, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness or Material Rental Obligation. 6.05. Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence, center of main interest (COMI), and good standing, as applicable, under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, except to the extent that the non-preservation of any such patent, trademark, trade name or service mark could not reasonably be expected to have a Material Adverse Effect; and (d) maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with Anti- Corruption Laws and applicable Sanctions. 6.06. Maintenance of Properties. Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. 6.07. Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Company, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any insurance coverage from CM Insurance Company, Inc. compatible with the following standards) as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance.

100 6.08. Compliance with Laws, Organization Documents and Contractual Obligations. (a) Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (1) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (2) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect and (b) comply with all Organization Documents and, except where the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect, all material Contractual Obligations. 6.09. Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Company or such Subsidiary, as the case may be. 6.10. Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties (provided that with respect to any leased property, such inspection shall not violate the terms of the applicable lease), to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that (i) unless an Event of Default is continuing, no such authorized representatives shall so visit, inspect or examine more than once in any calendar year, (ii) representatives of any Lender may do any of the forgoing, at its own expense, at reasonable times during normal business hours upon reasonable advance notice to the applicable Borrower and (iii) when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice. 6.11. Use of Proceeds. Use the proceeds of the (a) Initial Term Loans to finance the Transactions and pay Transaction Costs (it being understood that JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent, is irrevocably authorized to apply a portion of the Initial Term Loans to settle any foreign currency exchange hedge agreements entered into by the Company and JPMorgan Chase Bank, N.A. in connection with the consideration for the Specified Acquisition and (b) Revolving Loans and any other Loans and Letters of Credit for (1) general corporate purposes, including working capital, capital expenditures and other lawful corporate purposes and (2) to finance acquisitions permitted pursuant to Section 7.02; provided that no more than $5,000,000 may be drawn under the Revolving Facility on the Closing Date. 6.12. Additional Guarantors and Pledgors. (a) Notify the Administrative Agent at the time that any Person becomes a Subsidiary and promptly thereafter (and in any event within 30 days (or such longer period as the Administrative Agent may reasonably agree in its sole discretion)), (i) if such Subsidiary is a Domestic Subsidiary and a Significant Subsidiary, cause such Person to (x) guarantee all Obligations, by executing and delivering to the Administrative Agent a Guarantee or such other document as the Administrative Agent shall deem reasonably appropriate for such purpose and (y) secure all of its Obligations as described in Section 2.26 by providing the Administrative Agent with a first priority perfected security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable Law) on its assets and by executing a security agreement and such other documents as the Administrative Agent shall

101 deem reasonably appropriate for such purpose, (ii) if such Subsidiary is a Domestic Subsidiary, a Foreign Subsidiary of a Foreign Loan Party organized in the same jurisdiction as any Foreign Loan Party or a first-tier Foreign Subsidiary of a Domestic Loan Party, the parent entity of such Person shall pledge the equity of such Subsidiary as security for the Obligations; provided that such equity pledge of a Foreign Subsidiary of a Foreign Loan Party shall secure only Foreign Loan Party Obligations; provided, further, that such equity pledge or security interest in a Foreign Subsidiary of a Domestic Loan Party shall be limited to 65% of the capital stock of such Foreign Subsidiary to the extent the pledge or security interest secures Domestic Loan Party Obligations, and (iii) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and, to the extent requested, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (i) and (ii)), all in form, content and scope reasonably satisfactory to the Administrative Agent. For the avoidance of doubt, no actions shall be required to perfect any pledge of the equity of a Foreign Subsidiary of a Domestic Loan Party under the laws of the jurisdiction where such Foreign Subsidiary is organized. (b) Prior to any Domestic Subsidiary becoming a Designated Borrower (i) cause such Person to (x) guarantee all Obligations by executing and delivering to the Administrative Agent a Guarantee or such other document as the Administrative Agent shall deem appropriate for such purpose and (y) secure all of its Obligations as described in Section 2.26 by providing the Administrative Agent with a first priority perfected security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable Law) on its assets and executing a security agreement and such other documents as the Administrative Agent shall deem appropriate for such purpose, (ii) the parent entity of such Person shall pledge the equity of such Subsidiary as security for the Obligations (except to the extent the parent entity is not a U.S. Person, in which case the pledge of the equity of such Subsidiary shall serve as security of only Foreign Loan Party Obligations), and (iii) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and, to the extent requested, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (i) and (ii)), all in form, content and scope reasonably satisfactory to the Administrative Agent. (c) Prior to any Foreign Subsidiary becoming a Designated Borrower after the Closing Date, (i) cause such Person and such Person’s Subsidiaries to (x) guarantee all Obligations (or, if such Person is a Foreign Subsidiary and (A) executing a Guarantee would result in a materially adverse tax consequence to the Loan Parties, all Foreign Loan Party Obligations or (B) if the Company determines in good faith that a guarantee of all Obligations or all Foreign Obligations by any such Person would not be advisable due to local solvency or similar restrictions, all Obligations of its parent that is a Foreign Borrower) by executing and delivering to the Administrative Agent a Guarantee or such other document as the Administrative Agent shall deem reasonably appropriate for such purpose and (y) secure all of their Obligations by providing the Administrative Agent with a first priority perfected security interest (subject only to Liens permitted by Section 7.01 entitled to priority under applicable Law) on its assets and by executing a security agreement and such other documents as the Administrative Agent shall deem reasonably appropriate for such purpose, (ii) the parent entity of such Person shall pledge the equity of such Subsidiary as security for the Obligations; provided that if the Foreign Subsidiary is not a first-tier Foreign Subsidiary of a Domestic Loan Party, the pledge of the equity of such Subsidiary shall serve only as security of Foreign Loan Party Obligations; provided, further, that if the Foreign Subsidiary is a first-tier Foreign Subsidiary of a Domestic Loan Party, such equity pledge shall be limited to 65% of the capital stock of such first-tier Foreign Subsidiary to the extent the pledge secures Domestic Loan Party Obligations (for the avoidance of doubt, to the extent the equity pledge of the first-tier Foreign Subsidiary secures Foreign Loan Party Obligations, such limitation shall not apply), and (iii) deliver to the Administrative Agent documents of the types referred

102 to in clauses (iii) and (iv) of Section 4.01(a) and, to the extent requested, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (i) and (ii)), all in form, content and scope reasonably satisfactory to the Administrative Agent. (d) Prior to any Subsidiary becoming a Designated Borrower, each Borrower shall have executed a Guarantee, in form and substance satisfactory to the Administrative Agent; provided that, any Guarantee provided by a Foreign Borrower shall be limited to a guarantee of the Foreign Loan Party Obligations. (e) Notwithstanding anything to the contrary contained in this Section 6.12, the Company may exclude any Foreign Subsidiary of any Foreign Borrower from the requirement that such Subsidiary execute a Guarantee and a security agreement to the extent and for so long as (i) such Foreign Borrower and its Foreign Subsidiaries that have executed a Guarantee and a security agreement account for at least 50% of the assets of such Foreign Borrower and its Foreign Subsidiaries and (ii) no Loan proceeds are made available to such Foreign Subsidiary. 6.13. Approvals and Authorizations. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Foreign Loan Party is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents, except where the failure to so maintain or comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.14. Environmental Laws. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws. (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws. 6.15. Centre of Main Interest and Establishment. The German Borrower shall maintain its centre of main interest in Germany for the purposes of the Insolvency Regulation. 6.16. Certain Post-Closing Obligations. As promptly as practicable, and in any event within 90 days after the Closing Date (or such longer period as the Administrative Agent may reasonably agree in its sole discretion), the Company and each other Loan Party will deliver all documents and take all actions set forth on Schedule 6.16 or that would have been required to be delivered or taken on the Closing Date but for the last sentence of Section 4.01(a). ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit or Bankers’ Acceptance shall remain outstanding, the Company shall not, nor shall it permit any Subsidiary to, directly or indirectly:

103 7.01. Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to any Loan Document; (b) Liens existing on the Closing Date and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.03(b), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b); (c) Liens for Taxes, assessments or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business securing obligations which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (f) pledges or deposits to secure the performance of tenders, bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (g) Liens (i) securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or (ii) other than Liens on the Collateral, required to protect or enforce any rights in any administrative, arbitration or other court proceedings in the ordinary course of business; (h) Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness except that individual financings of equipment provided by one lender of the type permitted under Section 7.03(e) may be cross collateralized to other financings of equipment provided by such lender of the type permitted under Section 7.03(e), and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (i) Liens (other than Liens on Equity Interests in any Subsidiary) securing Indebtedness permitted under Section 7.03(l) so long as such Indebtedness secured by such Liens does not exceed $30,000,000 at any time; (j) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any other Subsidiary or becomes a Subsidiary; provided that such Liens were not created in contemplation of such merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Company or any Subsidiary or acquired by the Company or any Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 7.03(o);

104 (k) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (l) Liens consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Disposition would have been permitted on the date of the creation of such Lien; provided that such Liens encumber only the applicable assets pending consummation of the Disposition; (m) (A) leases, subleases or non-exclusive licenses or sublicenses of IP Rights granted to other Persons in the ordinary course of business and substantially consistent with past practice which do not (x) interfere in any material respect with the business of the Company and its Subsidiaries, taken as a whole, or (y) secure any Indebtedness, and (B) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the Company or its Subsidiaries; (n) Permitted Encumbrances; (o) (A) statutory and common law rights of set-off and other similar rights and remedies as to deposits of cash, securities, commodities and other funds in favor of banks, other depositary institutions, securities or commodities intermediaries or brokerages and (B) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction and covering only the items being collected upon; (p) Liens securing Indebtedness represented by financed insurance premiums in the ordinary course of business consistent with past practice, provided that such Liens do not extend to any property or assets other than the corresponding insurance policies being financed; and (q) Liens on accounts receivable, the proceeds thereof, and certain ancillary rights relating thereto of the Company and its Subsidiaries arising under “supply chain financing programs” permitted under Section 7.05(p) of this Agreement; (r) Liens arising from precautionary UCC financing statements or similar filings made in respect of operating leases entered into by the Company or any of its Subsidiaries; (s) Liens created pursuant to the general conditions of a bank operating in the Netherlands based on the general conditions drawn up by the Netherlands Bankers’ Association (Nederlandse Vereniging van Banken) and the Consumers Union (Consumentenbond); (t) Liens arising in the ordinary course of business on any deposit account or other funds maintained with depository institutions securing any arrangement for treasury, depositary or cash management services with respect to such funds provided to the Company or any of its Subsidiaries in the ordinary course of business; provided that such deposit accounts or funds are not established or deposited for the purpose of providing collateral for any Indebtedness and are not subject to restrictions on access by the Company or any Subsidiary in excess of those required by applicable banking regulations; (u) Liens arising in the ordinary course of business in connection with worker’s compensation, unemployment insurance, old age pensions and social security benefits and similar statutory and regulatory obligations;

105 (v) Liens on the Collateral securing Incremental Equivalent Debt permitted under Section 7.03(r) on a pari passu or junior basis with the Liens on the Collateral securing the Obligations; provided that a trustee, collateral agent, security agent or other Person acting on behalf of the holders of such Indebtedness has entered into an Intercreditor Agreement; and (w) Liens securing Indebtedness of a Receivables Subsidiary under a Permitted Securitization. 7.02. Investments. Make or hold any Investments, except: (a) Investments held by the Company or such Subsidiary in the form of cash equivalents or short-term marketable debt securities; (b) Investments of a Loan Party in any of the Company’s Subsidiaries that are not Domestic Loan Parties so long as after giving pro forma effect to such Investment, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered shall not be greater than 3.00:1.00; provided that if at the time of any Investment, and after giving pro forma effect thereto, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered would be greater than 3.00:1.00, additional Investments shall nonetheless be permitted so long as the aggregate amount of such Investments consummated in reliance on this proviso shall not exceed $40,000,000 in any fiscal year; (c) advances to officers, directors and employees of the Company and Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes; (d) Investments of the Company in any Domestic Loan Party and Investments of any Subsidiary in the Company or in a Domestic Loan Party; (e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (f) Guarantees permitted by Section 7.03; (g) Investments held in the investment portfolio of CM Insurance Company, Inc. of the type and in amounts in the ordinary course of business of CM Insurance Company, Inc. and consistent with past practices; (h) the acquisition of the assets or business of any other Person, or of a division or line of business of any other Person, or of all or substantially all of the Equity Interests of any other Person (each purchase or other acquisition made in accordance with this Section 7.02(h), a “Permitted Acquisition”), so long as (i) immediately prior to and after the making of such acquisition, and after giving effect thereto, no Default shall have occurred and be continuing, (ii) any such assets acquired shall be utilized in, and if the acquisition involves a merger, amalgamation, consolidation or stock acquisition, the target which is the subject of such acquisition shall be engaged in, the same line of business as the Borrowers, (iii) the board of directors or similar governing body of the target subject to such acquisition has approved such acquisition, (iv) if the acquisition is an acquisition of Equity Interests, the Person being acquired shall become a Subsidiary of the Company and such Subsidiary shall (x) become a Loan Party and (y) provide security and a guarantee to the Administrative Agent and

106 the Lenders, in each case to the extent required under and in accordance with Section 6.12, (v) the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered, calculated on a pro forma basis after giving effect to such acquisition, shall not be greater than 3.50:1.00; provided that if at the time of any such acquisition, and after giving pro forma effect thereto, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered would be greater than 3.50:1.00, such acquisition shall nonetheless be permitted so long as the aggregate amount of such acquisitions consummated in reliance on this proviso shall not exceed $50,000,000 in any fiscal year, (vi) at least five (5) Business Days prior to making such acquisition, the Company shall have furnished the Administrative Agent with (x) a Compliance Certificate, in form and substance satisfactory to the Administrative Agent, demonstrating compliance with the conditions set forth in clause (v) above (which Compliance Certificate shall, for the avoidance of doubt, be deemed to be delivered pursuant to Section 6.02(a) for purposes of determining the Applicable Rate upon the consummation of the relevant Permitted Acquisition), and (y) then-current draft copies of the purchase and sale material documents; (i) Investments of any Subsidiary that is not a Domestic Loan Party in any other Subsidiary that is not a Domestic Loan Party; (j) Investments existing on the date hereof (each an “Existing Investment”) and any renewal, reinvestment or extension of an Existing Investment upon substantially similar terms as those in effect on the date hereof (each Existing Investment as so modified, a “Modified Investment”); provided that the aggregate amount of the Modified Investment does not exceed that of the applicable preceding Existing Investment unless such additional Investment amount is otherwise permitted by this Section 7.02 (without reliance on this Section 7.02(j)); (k) Investments arising out of the receipt by the Company or any Subsidiary of promissory notes and other non-cash consideration for the sale of assets permitted under Section 7.05; (l) deposits made to secure the performance of leases, licenses or contracts in the ordinary course of business; (m) Investments held by Persons whose Equity Interests or assets are acquired in a Permitted Acquisition after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition and were in existence on the date of such Permitted Acquisition; (n) [reserved]; (o) Investments not in excess of the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Investment, provided that the Total Leverage Ratio, calculated on a pro forma basis as of the end of the most recently ended fiscal quarter for which financial statements have been delivered and giving effect to such Investments shall not exceed 3.50:1.00; and (p) Investments in or Loans or Advances to a Receivables Subsidiary in connection with a Permitted Securitization. 7.03. Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents;

107 (b) Indebtedness outstanding on the Closing Date and listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the terms relating to the obligors and guarantors of such Indebtedness, the principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate; (c) Guarantees of the Company or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the Company or any Domestic Loan Party; (d) obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” (e) Indebtedness of the Company in respect of Capital Lease Obligations, Synthetic Lease Obligations, purchase money obligations, and any Attributable Indebtedness with respect to any sale- leaseback transaction, for fixed or capital assets within the limitations set forth in Section 7.01(h); provided, however, that (i) the aggregate amount of such Indebtedness (other than Indebtedness in respect of the PILOT Leases) at any one time outstanding shall not exceed $30,000,000 and (ii) the aggregate amount of Indebtedness in respect of the PILOT Leases shall not exceed $11,000,000; (f) unsecured Indebtedness so long as (i) immediately prior to and after the incurrence of such Indebtedness, and after giving effect thereto, no Default shall have occurred and be continuing, (ii) the documents relating to such Indebtedness are provided to the Administrative Agent prior to the closing of the incurrence of such Indebtedness (with drafts to be provided a reasonable time in advance of such closing), (iii) such documents, and the terms and conditions of such Indebtedness, are reasonably acceptable to the Administrative Agent and (iv) the Company demonstrates that, after giving pro forma effect to the incurrence of such Indebtedness, it shall be in compliance with the financial covenants set forth in Section 7.11 (as would be in effect if the Covenant Trigger had occurred on the date of incurrence of such Indebtedness); (g) intercompany loans among the Company and the Loan Parties which are Domestic Subsidiaries; provided, that (i) the Investment corresponding to such Indebtedness is permitted pursuant to Section 7.02 hereof, (ii) such intercompany loan is evidenced by a promissory note, (iii) such promissory note is pledged to the Administrative Agent as security, and (iv) there are no restrictions whatsoever on the ability of the applicable Loan Party to repay such loan; (h) Indebtedness of any Foreign Subsidiary in an aggregate amount for all such Indebtedness not to exceed the local currency equivalent (as determined by the Administrative Agent from time to time by reference to the Spot Rate) of $50,000,000 in the aggregate at any one time outstanding; provided that (i) the proceeds of such Indebtedness are used for working capital needs,

108 capital expenditures and the acquisition of assets or equity interests permitted pursuant to Section 7.02, (ii) such Indebtedness is incurred solely by such Foreign Subsidiary, (iii) such Indebtedness is either unsecured or, if such Foreign Subsidiary is not a Loan Party, is secured only by the assets of such Foreign Subsidiary and (iv) except as permitted under Section 7.02(b) or Section 7.02(i), no guarantee or other credit support of any kind is provided by any Person (including, without limitation, any Loan Party) of or for such Indebtedness or any holder thereof; and provided, further, that the Company shall notify the Administrative Agent in writing in advance prior to permitting such Foreign Subsidiary to incur any Indebtedness in excess of $10,000,000 under this Section 7.03(h); (i) Indebtedness of any Subsidiary owing to any Loan Party provided that the Investment corresponding to such Indebtedness is permitted pursuant to Section 7.02(b); (j) [Reserved]; (k) Indebtedness of the Company in respect of unsecured Guarantees issued by the Company in the ordinary course of business in an amount not to exceed $50,000,000 at any time; (l) other Indebtedness of the Company and its Domestic Subsidiaries that may be secured in a principal amount outstanding at any one time not exceeding $30,000,000; (m) Indebtedness of any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party; (n) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business consistent with past practice; (o) Indebtedness of a Person whose Equity Interests or assets are acquired in a Permitted Acquisition to the extent such Indebtedness is acquired or assumed by the Company or any Subsidiary in such Permitted Acquisition thereof; provided that such Indebtedness was not incurred in connection with, or in anticipation of, such Permitted Acquisition; (p) Indebtedness in respect of netting services, overdraft protections, cash management and similar arrangements in connection with deposit accounts, in each case in the ordinary course of business; (q) Indebtedness of the Company or any of its Subsidiaries in respect of workers’ compensation, severance, health and welfare benefits and similar obligations incurred in the ordinary course of business; (r) Incremental Equivalent Debt; provided that (i) no Event of Default shall have occurred and be continuing on the date of incurrence thereof, both immediately prior to and immediately after giving effect to such incurrence and (ii) without the consent of the Required Lenders, the sum of (x) the aggregate principal amount of the Incremental Facilities incurred pursuant to Section 2.24, and (y) the aggregate outstanding principal amount of Incremental Equivalent Debt incurred in reliance on this Section 7.03(r) shall not at the time of incurrence of any such Incremental Facilities or Incremental Equivalent Debt (and after giving effect to such incurrence) exceed the Available Incremental Amount at such time; and (s) Indebtedness with respect to a Permitted Securitization.

109 To the extent that the creation, incurrence or assumption of any Indebtedness could be attributable to more than one subsection of this Section 7.03, the Company may allocate such Indebtedness to any one or more of such subsections and in no event shall the same portion of Indebtedness be deemed to utilize or be attributable to more than one item; provided that all Indebtedness created pursuant to the Loan Documents shall be deemed to have been incurred in reliance on Section 7.03(a). For purposes of determining compliance with the Dollar-denominated restrictions in any subsection of Section 7.03 on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date on which such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to modify, refinance, refund, renew or extend other Indebtedness denominated in a foreign currency, and such modification, refinancing, refunding, renewal or extension would cause the applicable Dollar- denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such modification, refinancing, refunding, renewal or extension, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being modified, refinanced, refunded, renewed or extended. 7.04. Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (a) any Subsidiary may merge with (i) the Company, provided that the Company shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that (x) when any Loan Party is merging with another Subsidiary, the Loan Party shall be the continuing or surviving Person or the surviving Person shall become a Loan Party and (y) when a Domestic Loan Party is a party to such merger, such Domestic Loan Party shall be the continuing or surviving person; and (b) any Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or to another Subsidiary; provided that (x) if the transferor in such a transaction is a Loan Party, then the transferee must either be the Company or a Loan Party or become a Loan Party and (y) if the transferor is a Domestic Loan Party, then the transferee must be a Domestic Loan Party. 7.05. Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of obsolete or worn out property, or equipment that is damaged or no longer used in the conduct of the business of the Borrower and its Subsidiaries, whether now owned or hereafter acquired, in each case, in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business; (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of property used or useful in the business of the Company and its Subsidiaries or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such property;

110 (d) Dispositions of property by any Subsidiary to the Company or to a wholly-owned Subsidiary; provided that (i) if the transferor of such property is a Loan Party, the transferee thereof must be a Loan Party or become a Loan Party and (ii) if the transferor is a Domestic Loan Party, then the transferee must be a Domestic Loan Party; (e) Dispositions permitted by Section 7.04; (f) [Reserved]; (g) Dispositions by the Company and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition and (ii) the aggregate book value of all property Disposed of in reliance on this clause (g) in any fiscal year shall not exceed 5% of the total assets (calculated based on book value) of the Company and its Subsidiaries, calculated as of the first day of such fiscal year; (h) any Foreign Subsidiary of the Company may sell or dispose of Equity Interests in such Subsidiary to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Equity Interests in Foreign Subsidiaries; (i) the rental, lease or sublease of real property or equipment in the ordinary course of business; (j) transfers of property subject to Recovery Events; (k) Dispositions in the ordinary course of business consisting of the abandonment, cancellation, non-renewal or discontinuance of IP Rights which, in the reasonable good faith determination of the Company, are not desirable in the conduct of the business of the Company and its Subsidiaries and not materially disadvantageous to the interests of the Lenders; (l) each Loan Party and each of its Subsidiaries may surrender or waive contractual rights and settle or waive contractual or litigation claims in the ordinary course of business; (m) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; (n) to the extent constituting a Disposition, transactions otherwise expressly permitted under Sections 7.01, 7.02 or 7.06; (o) to the extent constituting a Disposition, the issuance by the Company of its Equity Interests; (p) the sale from time to time by the Company and its Subsidiaries of accounts receivable, the proceeds thereof, and certain ancillary rights relating thereto (as the scope of such ancillary rights shall be approved by the Administrative Agent), in each case, pursuant to “supply chain financing programs” entered into from time to time by the Company and its Subsidiaries; provided that (i) the aggregate face amount of accounts receivable so sold in any month pursuant to all such programs does not exceed an amount equal to 10% of the aggregate consolidated accounts receivable of the Company and its Subsidiaries as of the last day of the immediately preceding month and (ii) such sales are consummated on arm’s-length terms and the Company and/or its Subsidiaries receive reasonable consideration therefor (as determined by the Company in its reasonable business judgment); and

111 (q) sales, transfers, contributions or other dispositions of assets to a Receivables Subsidiary in connection with a Permitted Securitization; provided, however, that any Disposition pursuant to clauses (a) through (p) (except for Dispositions pursuant to Sections 7.05(e), (h), (j), (k), (l) or (m)) shall be for fair market value. 7.06. Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom: (a) each Subsidiary may make Restricted Payments to the Borrowers, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made; (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person; (c) the Company and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; (d) payments with respect to any intercompany loan permitted under Section 7.03(g); (e) the Company may declare or pay cash dividends to its stockholders, and purchase, redeem or otherwise acquire for cash Equity Interests issued by it so long as, in each case, (i) after giving pro forma effect to such payment, purchase, redemption or acquisition, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered shall not be greater than 3.00:1.00 (in the case of any cash dividend to its stockholders, determined as of the end of the most recently ended fiscal quarter for which financial statements have been delivered prior to the date of declaration of such dividend (and for the avoidance of doubt, not as of the date of payment of such dividend); provided that if at the time of any such payment, purchase, redemption or acquisition, and after giving pro forma effect thereto, the Total Leverage Ratio as of the end of the most recently ended fiscal quarter for which financial statements have been delivered would be greater than 3.00:1.00, such payment, purchase, redemption or acquisition shall nonetheless be permitted so long as the aggregate amount of such payment, purchase, redemption or acquisition consummated in reliance on this proviso shall not exceed $20,000,000 in any fiscal year, plus (ii) such additional payment, purchase, redemption or acquisition that is not in excess of the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such payment, purchase, redemption or acquisition, provided that the Total Leverage Ratio, calculated on a pro forma basis as of the end of the most recently ended fiscal quarter for which financial statements have been delivered and giving effect to such Restricted Payments shall not exceed 3.25:1.00; (f) the Company may make prepayments or purchases of principal in respect of the Indebtedness permitted under Section 7.03(f) so long as (x) (i) the Company demonstrates that, on a pro forma basis after giving effect to any such Restricted Payment, (A) it is compliance with the financial covenants set forth in Section 7.11 (as would be in effect if the Covenant Trigger had occurred on the date of incurrence of such Indebtedness) and (B) Liquidity shall not be less than $60,000,000, (ii) any such Restricted Payment is made only with cash on hand of the Company and its Subsidiaries and not with proceeds of credit extensions hereunder, and (iii) prior to making any such Restricted Payment in any calendar year, that when aggregated with all other such Restricted Payments pursuant to this clause (f) made during such calendar year would exceed $30,000,000, the Company demonstrates that Total

112 Leverage Ratio, calculated on a pro forma basis after giving effect to such Restricted Payment, shall not be greater than 3.00:1.00 or (y) such prepayments or purchases of principal are not in excess of the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such repayment or purchases, provided that the Total Leverage Ratio, calculated on a pro forma basis as of the end of the most recently ended fiscal quarter for which financial statements have been delivered and giving effect to such prepayment or purchases shall not exceed 3.25:1.00; (g) the Company may make prepayments or purchases of principal in respect of the Indebtedness permitted under Section 7.03(f), so long as such Restricted Payments are made with the proceeds of Indebtedness permitted by Section 7.03(f); (h) provided no Default of the type referred to in Section 8.01(a) or Event of Default shall have occurred and be continuing or would result therefrom, the Company may make repurchases of Equity Interests deemed to occur upon the exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants or taxes payable in connection with the vesting or exercise of such stock options or warrants; and (i) provided no Default of the type referred to in Section 8.01(a) or Event of Default shall have occurred and be continuing or would result therefrom, the payment of any dividend or distribution within 60 days after the date of declaration thereof, if on the date of declaration (i) such payment would have complied with the provisions of this Agreement and (ii) no Default had occurred and was continuing. 7.07. Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Company and its Subsidiaries on the Closing Date or any business substantially related or incidental thereto. 7.08. Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Company, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Company or such Subsidiary as would be obtainable by the Company or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (i) transactions between or among Loan Parties, (ii) transactions between or among Subsidiaries of the Company that are not Loan Parties, (iii) transactions between or among Loan Parties and Subsidiaries and/or other Persons to the extent such transactions are expressly permitted by Sections 7.01, 7.02, 7.03, 7.04, 7.05 or 7.06, (iv) the payment of customary directors’ fees and indemnification and reimbursement of expenses to directors, officers and employees, (v) the issuance of stock and stock options pursuant to the Company’s stock option plans and stock purchase plans, (vi) reasonable compensation paid to officers and employees in their capacity as such, (vii) transactions in an aggregate principal amount not to exceed $1,000,000 in any fiscal year and (viii) transactions with a Receivables Subsidiary in connection with a Permitted Securitization. 7.09. Burdensome Agreements. Except as set forth on Schedule 7.09, enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Company or any Loan Party or to otherwise transfer property to the Company or any Loan Party, (ii) of any Subsidiary to Guarantee the Indebtedness of the Company or any Loan Party or (iii) of the Company or any Subsidiary to create, incur, assume or suffer to exist Liens on property (including, for the avoidance of doubt, the fee-owned real property of the Company or any Subsidiary) of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(e) solely to the extent any such negative pledge relates to the property financed by or the subject of

113 such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, except in each case for prohibitions or restrictions existing under or by reason of: (a) applicable Law; (b) restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Sections 7.03(e) to the extent that such restrictions apply only to the property or assets securing such Indebtedness; (c) customary provisions restricting assignments, subletting, sublicensing, pledging or other transfers contained in leases, licenses and sales contracts (provided that such restrictions are limited to the agreement itself or the property or assets subject to such leases, licenses or sales contracts, as the case may be); (d) any restriction or encumbrance with respect to any asset which arises in connection with the Disposition of such asset, if such Disposition is otherwise permitted under Section 7.05; and (e) restrictions in any agreement in effect at the time any Subsidiary becomes a Subsidiary of the Company in connection with a Permitted Acquisition, so long as such agreement was not entered into in connection with, or in anticipation of, such Permitted Acquisition. 7.10. Use of Proceeds. Use the proceeds of any Loan or Letter of Credit, whether directly or indirectly, and whether immediately, incidentally or ultimately, (A) to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 7.11. Financial Covenant. On any date when any Extension of Credit under the Revolving Facility is outstanding (excluding any Letters of Credit) (the “Covenant Trigger”), permit the Total Leverage Ratio for the Reference Period ended on such date to exceed (i) 6.75:1.00 as of any date of determination prior to June 30, 2021, (ii) 5.50:1.00 as of any date of determination on June 30, 2021 and thereafter but prior to June 30, 2022, (iii) 4.50:1.00 as of any date of determination on June 30, 2022 and thereafter but prior to June 30, 2023 and (iv) 3.50:1.00 as of any date of determination on June 30, 2023 and thereafter. 7.12. Modifications of Certain Documents; Designation of Senior Debt. Consent to any amendment or modification of or supplement to any of the provisions of any documents or agreements evidencing or governing the subordinated Indebtedness permitted under Section 7.03(f) in a manner materially adverse to the Lenders. The Loan Parties will designate the Credit Agreement and the Obligations hereunder as “Designated Senior Indebtedness” or such similar term in any document governing subordinated indebtedness incurred pursuant to Section 7.03(f), and will not designate any other Indebtedness as “Designated Senior Indebtedness” or such similar term under any document governing any other subordinated indebtedness incurred pursuant to Section 7.03(f) if, as a result of such designation, any portion of the Obligations would cease to be “Designated Senior Indebtedness” or such similar term. 7.13. Sale-Leaseback Transactions. Directly or indirectly, enter into any arrangements with any Person whereby such Person shall sell or transfer (or request another Person to purchase) any

114 property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property from any Person; provided however, that the Loan Parties may enter into sale-leaseback transactions (x) with respect to sale-leaseback transaction among their Affiliates, the Attributable Indebtedness in respect of which is permitted to be incurred pursuant to Section 7.03(e) and (y) otherwise, if (i) after giving effect on a pro forma basis to any such transaction the Borrowers shall be in compliance with all other provisions of this Agreement, including Section 7.01 and Section 7.03 and (ii) the gross cash proceeds of any such transaction are at least equal to the fair market value of such property (as determined in good faith by the Loan Parties). 7.14. Changes in Fiscal Periods. Permit the fiscal year of the Company to end on a day other than March 31 or change the Company’s method of determining fiscal quarters. ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 8.01. Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, and in the currency required hereunder, any amount of principal of any Loan or any L/C-B/A Obligation, or (ii) within three Business Days after the same becomes due, any interest on any Loan or on any Obligation, or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Company fails to perform or observe any term, covenant or agreement contained in any of Section 6.03, 6.05(a), 6.11 or Article VII; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (except that such materiality qualifier will not be applicable to any representation, warranty, statement or certification that is already qualified or modified by materiality in the text thereof) when made or deemed made; or (e) Cross-Default. (i) The Company or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any (x) Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to: (1) be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or (2) an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or (3) such Guarantee to become payable or cash collateral in respect thereof to be

115 demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than the Threshold Amount; provided failure of payment or contractual performance shall not constitute and Event of Default pursuant to sub- clauses (A) and (B) of this Section 8.01(e) if validly waived in writing by the holders of the relevant Indebtedness or the beneficiaries of the relevant Guarantee pursuant to the terms of such Indebtedness or Guarantee prior to the exercise of any remedies described in Section 8.02 by the Administrative Agent as a result of such failure of payment or contractual performance; or (f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) The Company or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy; or (h) Judgments. There is entered against the Company or any Subsidiary (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by CM Insurance Company, Inc. or independent third-party insurance as to which CM Insurance Company, Inc. or such third-party insurer, as the case may be, does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of the Company or any if its Subsidiaries in an aggregate amount in excess of the Threshold Amount, or (ii) the Company, any of its Subsidiaries, or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan

116 Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or (k) Change of Control. There occurs any Change of Control; or (l) Invalidity of Liens. Any of the following shall occur: (i) the Liens created hereunder or under the other Loan Documents shall at any time (other than by reason of the Administrative Agent (i) relinquishing such Lien, (ii) failing to maintain possession of stock certificates, promissory notes or other instruments actually delivered to it representing securities pledged under any Security Documents or (iii) failing to file UCC continuation statements) cease to constitute valid and perfected Liens on any Collateral with an aggregate fair market value in excess of $500,000 which is intended to be covered thereby other than with the consent, in writing, of the Administrative Agent; (ii) except for expiration in accordance with its respective terms, any Loan Document shall for whatever reason be terminated, or shall cease to be in full force and effect other than with the consent, in writing, of the Administrative Agent; or (iii) the enforceability of any Loan Document shall be contested by the Company or any of its Subsidiaries. 8.02. Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of an Issuing Lender to issue Letters of Credit or create Bankers’ Acceptances to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; (c) require that the Borrowers cash collateralize the L/C-B/A Obligations in an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit and Bankers’ Acceptances; and (d) exercise on behalf of itself, the Lenders and the Issuing Lender all rights and remedies available to it, the Lenders and the Issuing Lender under the Loan Documents; provided, however, that upon the occurrence of any event specified in Section 8.01(f), the obligation of each Lender to make Loans and any obligation of an Issuing Lender to make extensions of credit with respect to Letters of Credit and Bankers’ Acceptances shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to cash collateralize the L/C- B/A Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03. Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C-B/A Obligations have automatically been required to be cash collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

117 First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and fees with respect to Letters of Credit and Bankers’ Acceptances) payable to the Lenders and any Issuing Lender (including fees, charges and disbursements of counsel to the respective Lenders and respective Issuing Lender and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid fees with respect to Letters of Credit and Bankers’ Acceptances and interest on the Loans, extensions of credit with respect to Letters of Credit and Bankers’ Acceptances and other Obligations, ratably among the Lenders and any Issuing Lender in proportion to the respective amounts described in this clause Third payable to them; Fourth, to (a) payment of that portion of the Obligations constituting (i) Bank Product Obligations (other than obligations under and in respect of lease financing or related services) and (ii) unpaid principal of the Loans and extensions of credit with respect to Letters of Credit and Bankers’ Acceptances, and (b) the Administrative Agent for the account of any Issuing Lender, to cash collateralize that portion of L/C- B/A Obligations comprised of the aggregate undrawn amount of Letters of Credit and Bankers’ Acceptances (in an amount equal to the Minimum Collateral Amount with respect thereof), ratably among the Lenders and the Issuing Lender in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to all other Obligations; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by Law. Amounts used to cash collateralize the aggregate undrawn amount of Letters of Credit and Bankers’ Acceptances pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit and Bankers’ Acceptances as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit and Bankers’ Acceptances have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE IX. ADMINISTRATIVE AGENT 9.01. Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

118 9.02. Delegation of Duties. The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents or attorneys-in-fact appointed by the Administrative Agent and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent and any such sub- agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub- agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent or attorney-in-fact. 9.03. Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. 9.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. 9.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided

119 that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders. 9.06. Non-Reliance on Agents and Other Lenders. (a) Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys-in-fact or affiliates. (b) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the applicable Overnight Rate, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 9.06(b) shall be conclusive, absent manifest error. (ii) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it

120 otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the applicable Overnight Rate from time to time in effect. (iii) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party. (iv) Each party’s obligations under this Section 9.06(b) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. 9.07. Indemnification. The Lenders agree to indemnify each Agent and its officers, directors, employees, affiliates, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), and agrees to indemnify and hold each Agent-Related Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. 9.08. Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity. 9.09. Successive Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 10 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the

121 Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8.01(a) or Section 8.01(f) with respect to the Borrowers shall have occurred and be continuing) be subject to approval by the Borrowers (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article IX and of Section 10.05 shall continue to inure to its benefit. 9.10. Joint Lead Arrangers and Co-Syndication Agents. None of the Joint Lead Arrangers or the Co-Syndication Agents shall have any duties or responsibilities hereunder in their respective capacities as such. 9.11. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such

122 Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, or any Joint Lead Arranger, any Co-Syndication Agent or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). (c) The Administrative Agent, and each Joint Lead Arranger and Co-Syndication Agent, hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. ARTICLE X. MISCELLANEOUS 10.01. Amendments and Waivers. Subject to Section 2.16(c), (d) and (e), neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.01. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in

123 interest rates (which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Class) and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Revolving Commitment without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 10.01 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Company or any Borrower of any of its or their rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee Agreement, U.S. Security Agreement or any other security agreement, amend the definition of “Alternative Currency”, Section 1.06 or Section 2.25, in each case without the written consent of all Lenders; (iv) amend, modify or waive any provision of Section 2.17 without the written consent of, in respect of each Facility, each Lender adversely affected thereby; (v) reduce the amount of Net Cash Proceeds required to be applied to prepay Loans under this Agreement without the written consent of the Majority Facility Lenders with respect to each Facility adversely affected thereby; (vi) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility; (vii) amend, modify or waive any provision of Article IX or any other provision of any Loan Document that affects the Administrative Agent without the written consent of the Administrative Agent; (viii) amend, modify or waive any provision of Section 2.06 or 2.07 without the written consent of the Swingline Lender; (ix) amend, modify or waive any provision of Article III without the written consent of any applicable Issuing Lender; (x) by its terms adversely affect the rights of such Class in respect of payments or Collateral in a manner different than such an agreement affects the rights of another Class in respect of payments or Collateral without the written consent of the Majority Facility Lenders with respect to such adversely affected Class or (xi) take any actions to subordinate (or have the effect of subordinating) the Liens or Obligations in contractual right of payment under the Loan Documents to other Indebtedness (including guarantees) (any such other Indebtedness to which the Liens securing the Obligations or such Obligations under the Loan Documents are subordinated, the “Senior Indebtedness”) without the written consent of, in respect of each Facility, each Lender adversely affected thereby, unless each adversely affected Lender has been offered a bona fide opportunity to fund or otherwise provide its pro rata share of the Senior Indebtedness and to the extent such adversely affected Lender participates in the Senior Indebtedness, it receives its pro rata share of the fees and any other similar benefit. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Company (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Facility Lenders. Furthermore, notwithstanding the foregoing, the Administrative Agent, with the consent of the Company, may amend, modify or supplement any Loan Document without the consent of any Lender or the

124 Required Lenders in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document. Additionally, notwithstanding the foregoing, the covenant set forth in Section 7.11 or any component definition of the covenant set forth in Section 7.11 (solely as it relates to Section 7.11) may only be waived, amended, supplemented or modified with the written consent of the Required Revolving Lenders (and no other Lender consent shall be required). 10.02. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy or electronic mail notice, when received, addressed as follows in the case of the Company and the Administrative Agent, and as set forth in an Administrative Questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto: Company: 205 Crosspoint Parkway Getzville, New York 14068 Attention: Gregory P. Rustowicz, Vice President- Finance and Chief Financial Officer Telephone: 716-689-5442 Fax: 716-689-5598 E-mail: gregory.rustowicz@cmworks.com With a copy to: Jamie Knox, Esq. DLA Piper LLP (US) 1251 Avenue of the Americas, 27th Floor New York, New York 10020-1104 Telephone: 212-335-4992 Fax: 212-884-8692 E-mail: jamie.knox@dlapiper.com Administrative Agent: JPMorgan Chase Bank 500 Stanton Christiana Rd, 1/NCC5 Newark, DE 19713 Attn: Mark Postupack Phone: 302-634-1005 Email: mark.postupack@chase.com Fax: 12012443500@tls.ldsprod.com Notices with respect to Letters of Credit or Bankers’ Acceptances should be sent to the address above. provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received.

125 Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. 10.03. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. 10.04. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder. 10.05. Payment of Expenses; Limitation of Liability; Indemnity, Etc.. The Company and the applicable Borrower agree (a) to pay or reimburse, each Issuing Lender, the Swingline Lender and the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of outside counsel to the Administrative Agent and Lenders and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrowers prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender, each Issuing Lender, the Swingline Lender and the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of outside counsel provided that such outside counsel shall be limited (except with the Company’s consent (such consent not to be unreasonable withheld, conditioned or delayed)) to one lead counsel and one local counsel in each applicable jurisdiction material to their interests for both the Administrative Agent and the Lenders and, in the case of a conflict of interest, one additional separate counsel for each group of similarly affected parties after notice to the Company, (c) to pay, indemnify, and hold each Lender, the Issuing Lenders, the Swingline Lender and the Administrative Agent harmless from, all present of future stamp, court, or documentary, intangible, recording, filing or similar Taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Loan Documents (except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.22)), and (d) to pay, indemnify, and hold each Lender, the Issuing Lenders, the Swingline Lender, the Administrative Agent and each of their respective Related Parties (each, an “Indemnitee”) harmless from and against any and all Liabilities of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan

126 Documents and any such other documents, including (i) any Proceeding regardless of whether any Indemnitee is a party thereto and whether or not the same are brought by the Borrower, its equity holders, affiliates or creditors or any other Person, (ii) any action taken in connection with this Agreement, including, but not limited to, the payment of principal, interest and fees, (iii) any of the foregoing relating to the use of proceeds of the Loans or Letters of Credit (including any refusal by an Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iv) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries, and (v) the reasonable fees and expenses of legal counsel in connection with Proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”); provided, that the Borrowers shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities (i) to the extent such Indemnified Liabilities are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Affiliates or (ii) that result from any Proceeding solely among Indemnitees that does not involve an act or omission by the Company, the other Borrowers or any of their Subsidiaries (other than a Proceeding that is brought against the Administrative Agent, any Co-Syndication Agent, or any Joint Lead Arranger in its capacity as such or in fulfilling its roles as an agent or arranger hereunder or any similar role with respect to the Indebtedness incurred or to be incurred hereunder) to the extent that none of the exceptions set forth in clause (i) of this proviso applies to such Person at such time; and provided, further, that this Section 10.05(d) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. Without limiting the foregoing, and to the extent permitted by applicable Law, the Borrowers agree not to assert and to cause its Subsidiaries not to assert, and each Borrower hereby waives, on behalf of itself and its Subsidiaries, and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Lender, any Issuing Lender, the Swingline Lender, the Administrative Agent and each of their respective Related Parties (each, a “Protected Person”). No Protected Person shall be liable for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through electronic, telecommunications or other information transmission systems (including the Internet), except to the extent any such damages are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Protected Person. No Protected Person shall be liable for any indirect, special, exemplary, punitive or consequential damages in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing in this Section 10.05 shall relieve any Borrower or any of its Subsidiaries or Affiliates of any obligation it may have to indemnify an Protected Person, as provided in Section 10.05, against any special, indirect, consequential or punitive damages asserted against such Protected Person by a third party. Each Lender severally agrees to pay any amount required to be paid by the Borrower under this Section 10.05 to the Administrative Agent, the Swingline Lender and each Related Party of the Administrative Agent or the Swingline Lender (each, an “Agent-Related Person”) (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Aggregate Exposure Percentage in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such

127 Aggregate Exposure Percentage immediately prior to such date), from and against any and all Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent-Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent- Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Liability or related expense, as the case may be, was incurred by or asserted against such Agent- Related Person in its capacity as such; provided, further, that no Lender shall be liable for the payment of any portion of such Liabilities, costs, expenses or disbursements that are found by a final and non- appealable decision of a court of competent jurisdiction to have resulted primarily from such Agent- Related Party’s gross negligence or willful misconduct. All amounts payable by any Borrower or any Subsidiary or Affiliate of any Borrower under this Section 10.05 shall be payable not later than ten Business Days after written demand therefor has been sent to the Borrowers’ care of Gregory P. Rustowicz (Telephone No. 716-689-5442) (Telecopy No. 716- 689-5598), at the address of the Company set forth in Section 10.02, or to such other Person or address as may be hereafter designated by the Company in a written notice to the Administrative Agent. The agreements in this Section 10.05 shall survive the termination of this Agreement and the repayment of the Loans and all other amounts payable hereunder. 10.06. Successors and Assigns; Participations and Assignments. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any affiliate of any Issuing Lender that issues any Letter of Credit), except that (i) the Borrowers may not assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an “Assignee”), other than a natural person, any Borrower or any Subsidiary or Affiliate of any Borrower or any Defaulting Lender, all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent of: (A) The Company (such consent not to be unreasonably withheld or delayed), provided that no consent of the Company shall be required for an assignment to a Lender, an affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under Section 8.01(a) or (f) has occurred and is continuing, any other Person; and provided, further, that the Company shall be deemed to have consented to any such assignment unless the Company shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof; and (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an affiliate of a Lender or an Approved Fund. (ii) Assignments shall be subject to the following additional conditions:

128 (A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of the Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or, in the case of the Initial Term Loan Facility or the Incremental Term Facility, $500,000) unless each of the Company and the Administrative Agent otherwise consent, provided that (1) no such consent of the Company shall be required if an Event of Default has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any; (B) (1) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 and (2) the assigning Lender shall have paid in full any amounts owing by it to the Administrative Agent; and (C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its Affiliates and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable Law, including Federal and state securities laws. For the purposes of this Section 10.06, “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.18, 2.19, 2.20 and 10.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as an agent of the Company, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and L/C-B/A Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Company, the Administrative Agent, the Issuing Lenders and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the

129 terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of the Company or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Company, the Administrative Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (i) requires the consent of each Lender directly affected thereby pursuant to the proviso to the second sentence of Section 10.01 and (ii) directly affects such Participant. Each Lender that sells a participation agrees, at the Company’s request and expense, to use reasonable efforts to cooperate with the Company to effectuate the provisions of Section 2.22 with respect to any Participant. The Company agrees that each Participant shall be entitled to the benefits of Sections 2.18, 2.19 and 2.20 (subject to the requirements and limitations therein, including the requirements under Section 2.19(f) (it being understood that the documentation required under Section 2.19(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (i) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section and (ii) shall not be entitled to receive any greater payment under Sections 2.18 or 2.19, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from an adoption of or any change in any Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.07(b) as though it were a Lender, provided such Participant shall be subject to Section 10.07(a) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Company, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the

130 Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or Assignee for such Lender as a party hereto. Each of the Company and any applicable Borrower, upon receipt of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in this paragraph (d). 10.07. Adjustments; Set-off. (a) Except to the extent that this Agreement or a court order expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a “Benefitted Lender”) shall receive any payment of all or part of the Obligations owing to it (other than in connection with an assignment made pursuant to Section 10.06), or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8.01(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without notice to the Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable Law, upon any Obligations becoming due and payable by the Borrowers (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of the Borrower; provided that if any Defaulting Lender shall exercise any such right of setoff, (i) all amounts so set-off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders and (ii) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application. 10.08. Counterparts. (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be

131 deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Administrative Agent. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.02), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Company or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Company and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Company and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Company and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 10.09. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or

132 unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 10.10. Integration. This Agreement and the other Loan Documents represent the entire agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. 10.11. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 10.12. Submission to Jurisdiction; Waivers. Each of the Borrowers, the Administrative Agent and the Lenders hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction (except as set forth in the proviso below) of the United States for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof; provided, that nothing contained herein or in any other Loan Document will prevent any Lender or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right under the Security Documents or against any Collateral or any other property of any Loan Party in any other forum in which jurisdiction can be established; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company, as the case may be at its address set forth in Section 10.02 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any indirect, special, exemplary, punitive or consequential damages. 10.13. Acknowledgments. Each of the Borrowers hereby acknowledges and agrees that (a) no fiduciary, advisory or agency relationship between the Loan Parties and the Credit Parties is intended to be or has been created in respect of any of the transactions contemplated by this Agreement or the other Loan Documents, irrespective of whether the Credit Parties have advised or are advising the Loan Parties on other matters, and the relationship between the Credit Parties, on the one hand, and the Loan Parties,

133 on the other hand, in connection herewith and therewith is solely that of creditor and debtor, (b) the Credit Parties, on the one hand, and the Loan Parties, on the other hand, have an arm’s length business relationship that does not directly or indirectly give rise to, nor do the Loan Parties rely on, any fiduciary duty to the Loan Parties or their affiliates on the part of the Credit Parties, (c) the Loan Parties are capable of evaluating and understanding, and the Loan Parties understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement and the other Loan Documents, (d) the Loan Parties have been advised that the Credit Parties are engaged in a broad range of transactions that may involve interests that differ from the Loan Parties’ interests and that the Credit Parties have no obligation to disclose such interests and transactions to the Loan Parties, (e) the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent the Loan Parties have deemed appropriate in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (f) each Credit Party has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties, any of their affiliates or any other Person, (g) none of the Credit Parties has any obligation to the Loan Parties or their affiliates with respect to the transactions contemplated by this Agreement or the other Loan Documents except those obligations expressly set forth herein or therein or in any other express writing executed and delivered by such Credit Party and the Loan Parties or any such affiliate and (h) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Loan Parties and the Credit Parties. 10.14. Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.01) to take any action requested by the Company having the effect of releasing any Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.01 or (ii) under the circumstances described in paragraph (b) below. (b) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents shall have been paid in full, the Commitments have been terminated and no Letters of Credit or Bankers’ Acceptances shall be outstanding, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person. 10.15. Confidentiality. Each of the Administrative Agent, each Issuing Lender and each Lender agrees to keep confidential all Information (as defined below); provided that nothing herein shall prevent the Administrative Agent, any Issuing Lender or any Lender from disclosing any such Information (a) to the Administrative Agent, any other Issuing Lender, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective transferee or any direct or indirect counterparty to any Swap Contract (or any professional advisor to such counterparty), (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires

134 access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (i) in connection with the exercise of any remedy hereunder or under any other Loan Document, (j) to market data collectors and service providers providing services in connection with the syndication or administration of the Facilities or (k) if agreed by the Company in its sole discretion, to any other Person. “Information” means all information received from the Company relating to the Company, its Subsidiaries or its business, other than any such information that is available to the Administrative Agent, any Issuing Lender or any Lender on a non-confidential basis prior to disclosure by the Company and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that in the case of information received from the Company after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.15 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Company and its Affiliates and their Related Parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable Law, including Federal and state securities laws. All information, including requests for waivers and amendments, furnished by the Company or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Company and its Affiliates and their Related Parties or their respective securities. Accordingly, each Lender represents to the Company and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable Law, including Federal and state securities laws. 10.16. WAIVERS OF JURY TRIAL. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 10.17. USA PATRIOT Act. Each Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act. 10.18. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement

135 Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable Law). 10.19. [Reserved]. 10.20. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by, (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 10.21. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may

136 be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 10.22. Intercreditor Agreements. The Lenders hereby authorize the Administrative Agent to (a) enter into any Intercreditor Agreement, (b) bind the Lenders on the terms set forth in such Intercreditor Agreement, (c) perform and observe its obligations under such Intercreditor Agreement and (d) take any actions under such Intercreditor Agreement as determined by the Administrative Agent to be necessary or advisable to protect the interests of the Lenders, and the Lenders agree to be bound by the terms of such Intercreditor Agreement. Each Lender acknowledges that any Intercreditor Agreement governs, among other things, Lien priorities and rights of the Lenders with respect to Collateral. In the event of any conflict between this Agreement or any Loan Document with any Intercreditor Agreement, such Intercreditor Agreement shall govern and control. [Remainder of this page intentionally left blank.]

[Signature Page to Columbus McKinnon Credit Agreement] PNC BANK, N.A. as Lender and an Issuing Lender By: Name: Kathryn Hutterer Title: Vice President

[Signature Page to Columbus McKinnon Credit Agreement] CITIZENS BANK as Lender By: Name: Edmund E. Mielcarek Jr. Title: Senior Vice President